Exhibit 10.11

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICY DISCLOSED.

SINGLE-TENANT TRIPLE NET LEASE

This Single-Tenant Triple Net Lease (this “Lease”) is made and entered into as of September 13, 2021 (the “Effective Date”), by and between CRISP PARTNERS LLC, a Delaware limited liability company (“Landlord”), and PRELUDE THERAPEUTICS INCORPORATED, a Delaware corporation (“Tenant”).

1.BASIC LEASE INFORMATION.

1.1“Building” shall mean the building known as Building 709 and located at Chestnut Run Plaza, 984 Centre Road, Wilmington, Delaware and containing approximately 80,874 rentable square feet.

1.2“Premises” shall mean all of the interior space within the Building walls and below the Building ceiling, containing approximately 80,874 rentable square feet and shown on Exhibit B attached hereto.

1.3“Base Rent”:

Months of Term	RSF	Base Rent Per RSF	Monthly Base Rent
*Commencement Date – Last day of the 6th full calendar month of the Term	--	--	--
First day of the 7th full calendar month of the Term - Last day of the 12th full calendar month of the Term	60,000	$28.00	$140,000.00
First day of the 13th full calendar month of the Term - Last day of the 18th full calendar month of the Term	70,000	$28.00	$163,333.33
First day of the 19h full calendar month of the Term - Last day of the 30th full calendar month of the Term	80,874	$28.70	$193,423.65
First day of the 31st full calendar month of the Term - Last day of the 42nd full calendar month of the Term	80,874	$29.42	$198,276.09
First day of the 43rd full calendar month of the Term - Last day of the 54th full calendar month of the Term	80,874	$30.16	$203,263.32
First day of the 55th full calendar month of the Term - Last day of the 66th full calendar month of the Term	80,874	$30.91	$208,317.95
First day of the 67th full calendar month of the Term - Last day of the 78th full calendar month of the Term	80,874	$31.68	$213,507.36

Months of Term	RSF	Base Rent Per RSF	Monthly Base Rent
First day of the 79th full calendar month of the Term - Last day of the 90th full calendar month of the Term	80,874	$32.47	$218,831.57
First day of the 91st full calendar month of the Term - Last day of the 102nd full calendar month of the Term	80,874	$33.28	$224,290.56
First day of the 103rd full calendar month of the Term - Last day of the 114th full calendar month of the Term	80,874	$34.11	$229,884.35
First day of the 115th full calendar month of the Term - Last day of the 126th full calendar month of the Term	80,874	$34.96	$235,612.92
First day of the 127th full calendar month of the	80,874	$35.83	$241,476.29
Term - Last day of the 138th full calendar month of the Term
First day of the 139th full calendar month of the Term - Last day of the 150th full calendar month of the Term	80,874	$36.73	$247,541.84
First day of the 151st full calendar month of the Term - Last day of the 162nd full calendar month of the Term	80,874	$37.65	$253,742.18

*This reflects an abatement of Base Rent in the amount of $140,000.00 per month, for a total of $840,000.00 for the first six full calendar months of the Term.

1.4“Estimated Expenses”: As of the date hereof, Estimated Expenses for the calendar year in which the Term commences are $562,883.04, payable in monthly installments of $46,906.92, subject to adjustment and reconciliation as provided for in this Lease. Notwithstanding the foregoing, monthly installments of Real Property Taxes and Operating Expenses shall be abated for the first six full calendar months of the Term, provided, however, that Tenant shall be obligated to pay for the cost of janitorial, electricity, gas, telecommunications, water, sewer, data and any other utility or service contracted directly by Tenant. For the avoidance of doubt, Tenant’s obligations to pay Estimated Expenses in accordance with the terms and conditions of this Lease shall be calculated using the entire rentable square feet of the Building in the amount of 80,874 (regardless that Base Rent for the first 18 full calendar months of the Term may be calculated using a lesser amount for rentable square feet).

1.5“Tenant’s Share”: for the Building is 100.00%, which is obtained by dividing the rentable square feet of the Premises by the rentable square feet of the Building.

1.6“Term”: The period commencing on the Commencement Date (as defined below) and, unless terminated earlier in accordance with this Lease, ending on the date (the “Expiration Date”) that is the last day of the 162nd full calendar month after the Commencement Date.  The “Commencement Date” shall mean the date that is the earlier of (i) the Landlord Work Substantial Completion Date (defined in Exhibit G), or (ii) the date Tenant takes possession of the Premises for the conduct of Tenant’s business. Landlord and Tenant shall confirm the Commencement Date and the Expiration Date by executing a “Confirmation of Lease Terms Certificate” in the form attached hereto as Exhibit F, provided, however, that (i) the enforceability of this Lease, and (ii) the determination of the Commencement Date, in each case, shall not be affected should either party fail or refuse to execute such certificate.

1.7“Security Deposit”: $4,043,700.00, as more fully described in Section 5.

1.8“Guarantor(s)”: Not required.

1.9“Broker(s)”: JLL.

1.10“Permitted Use”: Subject to Section 2.2 below, general office and other lawful purposes, laboratory facilities (including biology, biochemical radio, chemistry and process chem laboratories) and vivarium/animal testing (rodent only), including without limitation the following ancillary uses: (i) kitchen and café areas; (ii) conference facilities; (iii) gym/health club; and (iv) health care clinic.

1.11“Notice Address(es)”:

Landlord:	Tenant:
CRISP Partners LLC C/O MRA Group 3 Village Rd, Suite 200 Horsham, PA 19044 Attention: Lease Administration

Prior to the Commencement Date:

Prelude Therapeutics Incorporated

200 Powder Mill Road

Wilmington, DE 19803

Attention: Tim Mueller

From and after the Commencement Date:

Prelude Therapeutics Incorporated

Chestnut Run Plaza, Building 709

984 Centre Road

Wilmington, DE 19805

Attention: Tim Mueller

With a copy to:

Troutman Pepper Hamilton Sanders LLP

100 Market Street, Suite 200

P.O. Box 1181

Harrisburg, PA 17108-1181

Courier deliveries use ZIP code 17101 Attention: Hannah Dowd McPhelin, Esquire

1.12“Project” means the multi-building project on the Property and any adjacent properties, of which the Building is a part.   To the extent the Building shares certain expenses with other buildings in the Project (such as real estate taxes, landscaping expenses, costs of Maintaining any parking lots, common access drive(s), driveway(s), road(s), irrigation systems, storm water facilities, detention ponds, central utility plant and common road lighting and traffic controls), Landlord shall reasonably allocate such expenses between such buildings, excluding any expense that does not benefit all buildings in the Project but exclusively benefits just one building therein. As of the date hereof, the Project contains approximately 780,000 rentable square feet. Tenant’s Share for the Project is obtained by dividing the rentable square feet of the Building by the rentable square feet of all buildings in the Project. A legal description for the Project is attached hereto as Exhibit P.

1.13“Landlord Work” means the work that Landlord shall perform pursuant to the “Work Letter” attached hereto as Exhibit G.

1.14Exhibits: The following exhibits are incorporated into and made a part of this Lease:

•	Exhibit A (Definitions)
•	Exhibit B (Plan Showing Premises and Parking Areas)
•	Exhibit C (Rules and Regulations)
•	Exhibit D (Form of Lien Subordination)
•	Exhibit E (Minimum Service Contract Requirements)
•	Exhibit F (Confirmation of Lease Terms Certificate)
•	Exhibit G (Work Letter)
•	Exhibit H (Options to Renew)
•	Exhibit I (Option to Expand the Building)
•	Exhibit J (Option to Relocate)
•	Exhibit K (Right of First Offer)
•	Exhibit L (Form of Letter of Credit)
•	Exhibit M (Form of SNDA)
•	Exhibit N (Form of Memorandum of Lease)
•	Exhibit O (Operating Expenses Exclusions)
•	Exhibit P (Project Legal Description)
•	Exhibit Q (Permitted Exceptions)

2.PREMISES; USE.

2.1Premises.  Landlord hereby leases to Tenant the Premises, together with the right to use the Exterior Areas for their intended purposes as driveways, sidewalks, parking, loading and landscaped areas.  Tenant accepts the Premises, the Building and the Exterior Areas “AS-IS”, with all defects, if any, and without any representation or warranty of any kind, express or implied, by Landlord, other than as otherwise expressly set forth in this Lease, but subject to all of Landlord’s obligations expressly set forth in this Lease.  Landlord warrants to Tenant that, (i) as of the date hereof, the Permitted Use has been approved (without the need for a special use permit) by the governmental authority having jurisdiction over the Property, and (ii) as of the Commencement Date, the Premises and the Exterior Areas (and access thereto) shall be in material compliance with all Applicable Laws, unless and to the extent a compliance obligation arises as a result of the acts or omissions of Tenant or any Tenant Party.  In the event that, as of the Commencement Date, the Premises and the Exterior Areas (and access thereto) is not in compliance with all Applicable Laws other than as a result of the acts or omissions of Tenant or any Tenant Party, Landlord shall promptly remedy any such non-compliance at its sole cost and expense and indemnify and hold harmless Tenant and the Tenant Indemnitees with respect to any liability, damage, costs or losses incurred as a result of such non-compliance.  Landlord shall have exclusive control of all Exterior Areas at all times, subject to Tenant’s right to use same consistent with the provisions of this Lease.  Within thirty (30) days following the Landlord Work Substantial Completion Date, Landlord shall provide to Tenant a certificate from Tenant’s Design Professional certifying to Landlord and Tenant the rentable square footages of the Premises and the Building (based on a calculation in accordance with the applicable Building Owners and Managers Association (BOMA) standards) and the parties hereto shall enter into an amendment to this Lease to correct any inaccuracy in the terms of this Lease that are dependent on such square footage as may be determined by such measurement, including without limitation the Allowance.

2.2Use.  The Premises shall be used only for the Permitted Use and for no other use or purpose.  Tenant shall not commit, or permit to be committed by any Tenant Party, any conduct or condition which would constitute a nuisance or would disturb, endanger or otherwise unreasonably interfere with any occupants of the Project (whether through odors, noise, vibrations or otherwise), the management of the Project or the performance of Landlord’s obligations under this Lease.  Tenant shall not use or permit any Tenant Party to use of any portion of the Property or the Project for outdoor storage or auction.  Tenant will, at its sole cost, promptly comply with, and cause Tenant’s Parties to promptly comply with, all Applicable Laws now or subsequently pertaining to Tenant’s specific use or manner of use of the Premises or to Alterations made by Tenant or to the acts or omissions of Tenant or any Tenant Party (other than mere use of the Premises for the Permitted Use).  Tenant shall not use the Building in any manner that would cause the Building or the Property to be deemed a “place of public accommodation” under the ADA.  Tenant, at its sole cost, shall be responsible for obtaining any permit, license, or other approval required by any governmental agency permitting Tenant’s conduct of business in the Building, other than the C/O (as defined in the Work Letter), which shall be obtained by Landlord in accordance with the Work Letter.  If an Alteration to the Building, the Property or the Project becomes required under any Applicable Law (or if any such requirement is enforced) as a result of Tenant’s specific use or manner of use of the Premises or to Alterations made by Tenant or to the acts or omissions of Tenant or any Tenant Party (other than mere use of the Premises for the Permitted Use), then Tenant shall upon Landlord’s demand and at Tenant’s option, either make such Alteration at Tenant’s sole cost or pay Landlord the cost of making such change within 30 days after being billed therefor.  Tenant shall comply with the rules and regulations attached hereto as Exhibit C, together with such additional rules and regulations as Landlord may from time to time reasonably prescribe upon not less than 30 days’ prior notice to Tenant and any such additional rules and regulations shall not materially increase Tenant’s obligations or materially decrease Tenant’s rights under this Lease (“Rules and Regulations”).  Tenant shall have access to the Building, Premises and Exterior Areas 24 hours per day, 7 days per week, 365 days per year during the Term, except and to the extent of an emergency or any required repair or maintenance activities required by this Lease.  In the event of any conflict or inconsistency between the Rules and Regulations and this Lease, this Lease shall control.

3.POSSESSION.  Landlord shall not be liable for any loss or damage to Tenant resulting from any delay in delivering possession of the Premises due to circumstances outside of Landlord’s reasonable control.  Notwithstanding the foregoing, if the Landlord Work Substantial Completion Date and delivery of possession of the Premises to Tenant is not achieved on or before October 21, 2022, as such date shall be extended for Excusable Delays (as defined below) (such date, as extended, the “First Penalty Date”), then Tenant shall receive a credit, which credit shall be applied against Base Rent next due and owing under the Lease, of one day’s Base Rent for each day after the First Penalty Date until the earlier of (a) the date that the Landlord Work Substantial Completion Date is achieved and possession of the Premises is delivered to Tenant, or (b) the Second Penalty Date (as defined below).  Notwithstanding the foregoing, if the Landlord Work Substantial Completion Date and delivery of possession of the Premises to Tenant is not achieved on or before December 5, 2022, as such date shall be extended for Excusable Delays (such date, as extended, the “Second Penalty Date”), then Tenant shall receive a credit, which credit shall be applied against Base Rent next due and owing under the Lease, of two days’ Base Rent for each day after the Second Penalty Date until the date that the Landlord Work Substantial Completion Date is achieved and possession of the Premises is delivered to Tenant.  Tenant shall have the right, at Tenant’s own risk, expense and responsibility, at all reasonable times prior to the Commencement Date (as reasonably determined by Landlord), to enter the Premises for the sole and exclusive purpose of reviewing the condition of the Premises, provided that (a) Tenant obtains Landlord’s prior written consent, not to be unreasonably withheld, conditioned or delayed, (b) Tenant does not interfere with or delay the Landlord Work, (c) Tenant uses contractors and workers compatible with the contractors and workers engaged by Landlord to complete the Landlord Work.  If Tenant enters the Premises prior to the Commencement Date, then Tenant shall abide by the terms and conditions of this Lease as if the term of this Lease had already commenced, except that (i) Tenant shall have no maintenance and repair obligations (unless and to the extent something is damaged by the acts or omissions of Tenant or any Tenant Party) and no obligation to pay Base Rent, Real Property Taxes and Operating Expenses until the first day of the seventh full calendar month of the Term, unless and to the extent Base Rent, Real Property Taxes and Operating Expenses are payable during any partial month, as set forth in Section 4 of this Lease, and (ii) Tenant shall have obligations hereunder that are dependent upon Tenant having full and exclusive control of the Premises.

4.RENT.  During the Term, Tenant shall pay Landlord, in monthly installments of 1/12th, annual Base Rent and Estimated Expenses, without notice, demand, abatement, offset or deduction except as otherwise expressly provided herein, in advance, on the first day of each calendar month, in accordance with the terms of this Lease.  All other items of Rent shall be due and payable by Tenant on or before 30 days after billing by Landlord.  All Rent shall be made by Tenant payable to the entity and sent to the address Landlord designates and shall be made by good and sufficient check payable in United States of America currency or by other means acceptable to Landlord or by Electronic Fund Transfer of immediately available federal funds.  Base Rent, Real Property Taxes and Operating Expenses shall be appropriately prorated on a per diem basis for any partial month during the Term.  The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations, except as otherwise expressly provided herein.  If this Lease or Tenant’s right to possess the Premises is terminated on account of a monetary Event of Default by Tenant or material non-monetary Event of Default by Tenant, then (in addition to all other rights and remedies available to Landlord) Landlord shall be entitled to recover from Tenant that amount that is equal to the product of the sum of all abated Base Rent, Real Property Taxes and Operating Expenses multiplied by a fraction, the numerator of which is the difference between 162 and the number of months in the Term that Tenant has paid monthly installments of Base Rent, Real Property Taxes and Operating Expenses, in full, to Landlord and the denominator of which is 162; provided, however, to the extent Landlord otherwise recovers Rent hereunder it shall not recover any such amount.  Landlord’s management fee shall not be reduced on account of any abatement in Base Rent, Real Property Taxes and Operating Expenses, and any such abatement shall be disregarded for purposes of calculating any management fee based on a percentage of rental revenues.  If Tenant is delinquent in the payment of any Rent for more than 5 days, then Tenant shall pay to Landlord on demand a late charge equal to 3% of such delinquent sum (provided that such charge shall not be due with respect to the first three late payments in any 12 consecutive month period, unless Landlord fails to receive such late payment within 5 days after Tenant’s receipt of written notice from Landlord that such payment has not been received) and such delinquent sum shall also bear interest from the date such amount was due until paid in full at the Applicable Interest Rate.  Tenant shall pay Landlord on demand for any cost incurred by Landlord and charged by its bank in connection with any check presented by Tenant which is not paid by the bank due to insufficient funds.

5.SECURITY DEPOSIT.

5.1Tenant shall post the Security Deposit with Landlord in the form of an unconditional, irrevocable, stand-by documentary letter of credit (“Letter of Credit”), as security for the full and faithful performance of each provision of this Lease to be performed by Tenant, and Tenant shall be required to maintain the Letter of Credit with Landlord, during the entire Term and any extended Term of this Lease.  Notwithstanding anything to the contrary in this Lease, the Security Deposit shall be posted with the Landlord as follows: (i) cash in the sum of $200,000.00 upon the full execution and delivery of this Lease (the “Initial Security Deposit”), and (ii) a Letter of Credit in the full amount of the Security Deposit within 10 business days following Tenant’s receipt of the Contingency Notice.  Within 10 business days following Landlord’s receipt of such Letter of Credit, Landlord shall return the Initial Security Deposit to Tenant.  The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in the case of an Event of Default by Tenant.  The Letter of Credit shall be in substantially the form attached hereto as Exhibit L, which form is hereby approved by Landlord, and shall be issued by Silicon Valley Bank or a United States commercial bank with a Moody’s rating of A2 or above.  The Letter of Credit must be presentable and payable at the counters of such bank and by facsimile presentation.  The Letter of Credit shall specifically provide that Landlord is entitled to make partial draws thereon and shall impose no condition upon the beneficiary’s rights to draw funds under it, other than a written statement by the beneficiary that such sums are due and owing to Landlord under the Lease or similar.  The beneficiary of the Letter of Credit shall be Landlord, and the Letter of Credit shall be transferable by Landlord to any person or entity succeeding to Landlord’s ownership of the Premises at Landlord’s cost.  The Letter of Credit shall provide for an initial term of at least one year and shall provide that it renews automatically for additional one year terms successively unless the issuer delivers to Landlord at least 60 days’ advance notice of non-renewal by certified mail, return receipt requested, or overnight courier.  Failure of Tenant to provide Landlord with a replacement letter of credit satisfactory to Landlord at least 30 days prior to the expiration of the letter of credit, in the event the issuer delivers to Landlord the notice of non- renewal set forth in the foregoing sentence, shall be deemed an Event of Default under the terms of this Lease which shall not require the giving of notice or the allowance of any grace period, and shall entitle Landlord to immediately draw funds under the Letter of Credit; provided, however, that Landlord shall not have the right to avail itself of any remedies with respect to such Event of Default unless funds under the Letter of Credit are not available to be drawn.  In the event Landlord receives such funds under the Letter of Credit from the issuing bank in accordance with the terms of the foregoing sentence: (A) such Event of Default shall be deemed to be cured and Landlord shall hold and apply the funds so drawn, without interest, and only in accordance with the provisions of this Section as if cash in such amount had been posted by Tenant in lieu of the Letter of Credit; and (B) Tenant shall have the right to substitute a new Letter of Credit meeting the foregoing requirements, in which event Landlord will return the funds received from the issuing bank to Tenant within 30 days after receipt of such new Letter of Credit.

5.2If Tenant breaches any provision hereof, Landlord may, at its option, without limiting its remedies and without notice to Tenant, draw all sums which are necessary to cure such breach and compensate Landlord for any loss or damage caused by such breach to the extent Landlord is permitted to recover same pursuant to this Lease.  If Landlord uses all or any portion of the Security Deposit as herein provided, then, on demand, Tenant shall, at Tenant’s option, either (i) pay Landlord cash in an amount equal to that portion of the Security Deposit used by Landlord, or (ii) amend the letter of credit to increase the amount thereof by the amount used by Landlord or provide Landlord with an additional letter of credit in the amount used by Landlord.  If at any time during the Term or any extended Term of this Lease the Security Deposit is then being held in cash, Tenant shall not be entitled to any interest on the Security Deposit and Landlord shall have the right to commingle the Security Deposit with its other funds.  If Tenant complies fully and faithfully with all of the provisions of this Lease, the Security Deposit and/or the Letter of Credit shall be returned to Tenant within thirty (30) days after the Expiration Date and surrender of the Premises to Landlord.  Landlord shall be released from any obligation with respect to the Security Deposit upon transfer of this Lease and the Premises to a person or entity assuming Landlord’s obligations under this Lease.

5.3Provided that there then exists no Event of Default by Tenant under this Lease, nor any event that with the giving of notice and/or the passage of time would constitute an Event of Default, the amount of the Security Deposit (if the Security Deposit is then held in cash) or the Letter of Credit (if the Security Deposit is maintained as a letter of credit) shall be reduced to (i) $3,234,960.00 after Tenant’s payment of the installment of Base Rent due in the 18th full calendar month of the Term (but in no event shall Tenant make such payment more than 30 days in advance of the due date), (ii) $2,587,968.00 after Tenant’s payment of the installment of Base Rent due in the 30th full calendar month of the Term (but in no event shall Tenant make such payment more than 30 days in advance of the due date), (iii) $2,070,374.40 after Tenant’s payment of the installment of Base Rent due in the 42nd full calendar month of the Term (but in no event shall Tenant make such payment more than 30 days in advance of the due date), (iv) $1,656,299.52 after Tenant’s payment of the installment of Base Rent due in the 54th full calendar month of the Term (but in no event shall Tenant make such payment more than 30 days in advance of the due date), (v) $1,325,039.62 after Tenant’s payment of the installment of Base Rent due in the 66th full calendar month of the Term (but in no event shall Tenant make such payment more than 30 days in advance of the due date), (vi) $1,060,031.69 after Tenant’s payment of the installment of Base Rent due in the 78th full calendar month of the Term (but in no event shall Tenant make such payment more than 30 days in advance of the due date), (vii) $848,025.35 after Tenant’s payment of the installment of Base Rent due in the 90th full calendar month of the Term (but in no event shall Tenant make such payment more than 30 days in advance of the due date), (viii) $678,420.28 after Tenant’s payment of the installment of Base Rent due in the 102nd full calendar month of the Term (but in no event shall Tenant make such payment more than 30 days in advance of the due date), (ix) $542,736.23 after Tenant’s payment of the installment of Base Rent due in the 114th full calendar month of the Term (but in no event shall Tenant make such payment more than 30 days in advance of the due date), (x) $471,225.84 after Tenant’s payment of the installment of Base Rent due in the 126th full calendar month of the Term (but in no event shall Tenant make such payment more than 30 days in advance of the due date), and shall remain at $471,225.84 for the balance of the Term and any extended Term of this Lease.  In the event that any such reduction in the amount of the Security Deposit shall apply, Landlord will refund the appropriate amount of the Security Deposit to Tenant (if the Security Deposit is then held in cash) or accept an endorsement or reasonably cooperate with Tenant to amend the Letter of Credit, in either case reducing the amount of the Letter of Credit to the appropriate amount (if the Security Deposit is maintained as a letter of credit).

6.UTILITIES; SERVICES.  Tenant shall pay for water, gas, electricity, sewer, trash collection and removal, janitorial supplies and services, telecommunications, data and any other utilities or services used on or provided to the Building and/or the Exterior Areas.  Tenant shall obtain all utilities and services in Tenant’s own name and timely pay for the costs therefor directly to the respective utility and/or service provider.  Notwithstanding the foregoing, if a utility cannot be obtained in Tenant’s own name (e.g., because the utility (such as water or sewer) must be in the name of the owner of the Building), then Landlord shall retain any such utility in Landlord’s own name, in which event Tenant (at Landlord’s option) shall either pay for the costs therefor (i) directly to Landlord (outside of Operating Expenses), as Additional Rent, within 30 days after being billed, or (ii) through Operating Expenses.  The cost of any utility or service supplied to the Exterior Areas shall be included in Operating Expenses to the extent permitted under this Lease.  All utility and service costs shall include any taxes or other customary charges imposed in connection therewith by the utility or service provider, supplier or governmental authority having jurisdiction.  Landlord shall not be responsible or liable for any interruption in utilities or services, or for any injury to property caused thereby, nor shall such interruption affect the continuation or validity of this Lease, give rise to an abatement or relieve Tenant from full performance of Tenant’s obligations under this Lease, except pursuant to Applicable Laws.  Notwithstanding the foregoing, except for events related to Force Majeure, in the event that any utility is not delivered for a period in excess of 3 consecutive business days, and as a result of such circumstance any portion of the Premises is rendered untenantable (including inability to access the Premises or the Building), Rent shall abate for the duration of such circumstance until the Premises is again tenantable or Tenant conducts business in the Premises or the affected portion thereof, as applicable.  Notwithstanding the foregoing, subject to Section 16 below, and except for events related to the acts or omissions of Tenant and/or any Tenant Party, in the event that any utility is not delivered for a period in excess of 180 consecutive days, and as a result of such circumstance 20% or more of the Premises are rendered untenantable, then Tenant, at any time thereafter prior to the date the Premises or the affected portion thereof, as applicable, is again tenantable or Tenant conducts business in the Premises or the affected portion thereof, as applicable, shall have the right to terminate this Lease by giving Landlord prior written notice thereof, in which event this Lease shall automatically terminate and the parties shall be released from any further obligations or liabilities under this Lease, except for such obligations or liabilities set forth herein that expressly survive the termination of this Lease.  In the event that any utility is not being delivered to the Premises and as a result of such circumstance any portion of the Premises is rendered untenantable (including inability to access the Premises or the Building), Landlord shall use commercially reasonable efforts, under the circumstances, to cause the interrupted utility to the Premises to be restored as soon as reasonably practicable.  Landlord shall have the exclusive right to select, and, upon 30 days prior written notice to Tenant, to change, the companies providing such utilities or services to the Building or the Premises; provided, however, that (i) the rates for such utilities or services are commercially reasonable, (ii) such change is without unreasonable diminution in quantity or quality of services, and (iii) Tenant may select its own telecommunication and data services provider (provided, however, that if such telecommunication and/or data services provider is not then serving the Building, then Tenant, at its sole cost and expense, is responsible for bringing connectivity of any such provider to the Building and the Premises in compliance with Section 13 of this Lease).

7.TAXES.  ”Real Property Taxes” shall mean all taxes (including real estate taxes, sales taxes and gross receipt taxes), assessments, liens, license and permit fees, together with the reasonable cost of contesting any of the foregoing, which are applicable to the Term, and which are imposed by any authority or under any Law, or pursuant to any recorded covenants or agreements, upon or with respect to the Property, or directly upon this Lease or the Rent or upon amounts payable by any subtenants or other occupants of the Premises, or against Landlord because of Landlord’s estate or interest in the Property.  Prior to delinquency, Tenant shall pay (and, upon request, provide Landlord with evidence of payment thereof of) all taxes and assessments, together with any interest, charges, fees and penalties in connection therewith, levied upon or arising from (a) Tenant’s Property, (b) the conduct of Tenant’s business, or (c) Tenant’s leasehold estate.  Notwithstanding the foregoing, Real Property Taxes shall not include: (i) federal, state, or local income taxes, franchise, gift, transfer, estate, inheritance, succession, inheritance, excise, gross receipts, excess profits or corporate capital stock tax imposed or assessed upon Landlord, unless such tax or any similar tax is levied or assessed in lieu of all or any part of any taxes includable in Operating Expenses below; and (ii) any interest or penalties due for late payment by Landlord of Real Property Taxes.  In the event Tenant desires Landlord to contest any increase in real estate taxes or assessments pertaining to the Premises, Tenant shall advise Landlord in writing and Landlord shall review such request (and the merits and likelihood of success of contesting such increase) and make a good faith determination in its commercially reasonable discretion as to whether or not to contest same.  In the event Landlord elects not to contest any such increase in real estate taxes or assessments, Tenant, at Tenant’s sole cost and expense but with Landlord’s reasonable cooperation, shall have the right, upon prior written notice to Landlord, to contest any such increase in real estate taxes or assessments, in good faith and in compliance with all Laws, provided that such contest by Tenant does not subject Landlord or the Premises to any fines, penalties, liens and/or liability.  Tenant shall continue, during the pendency of any such contest by Tenant, to pay the tax or assessment due pursuant to this Lease.

8.OPERATING EXPENSES.

8.1“Operating Expenses” means the total costs and expenses incurred, or sums paid, by Landlord in the ownership, operation, Maintenance and management of the Building, the Property and/or the Project, including, but not limited to: (1) the costs of any utilities provided by Landlord pursuant to Section 6 of this Lease; (2) Landlord’s cost to Maintain the Property and/or the Project as set forth in Sections 1.12 and 12.2; (3) the costs relating to the insurance maintained by Landlord as described in Section 11.1 below, including, without limitation, Landlord’s cost of any deductible or self-insurance retention; (4) the annual amortization (over their estimated economic useful life) of the costs of improvements or replacements that would be classified as a capital expenditure under generally accepted accounting principles consistently applied and are (a) required by any Applicable Laws enacted or first effective after the Commencement Date, or (b) made for the purpose of reducing Operating Expenses but not in excess of the actual savings of Operating Expenses resulting therefrom (and such reduction shall not benefit any particular tenant more than Tenant), provided that Tenant’s obligation to pay for such capital improvement or replacement shall be calculated based on the portion of such amortized costs that is applicable to the remaining Term or any extended Term of this Lease (collectively, “Permitted Capital Items”); (5) assessments, association fees and all other costs assessed or charged under the CC&Rs, if any, that are attributable to the Land, the Building and/or the Project in connection with any property owners or maintenance association or operator; (6) the costs of maintaining and/or improving the energy efficiency or sustainability of the Building; (7) a management fee, which is equal to 5% of gross receipts from leases at the Building and/or the Project, for the management of this Lease, the Premises, the Building, the Land and/or the Project including the cost of those services which are customarily performed by a property management services company, whether performed by Landlord or by an affiliate of Landlord or through an outside management company or any combination of the foregoing (the “Permitted Management Fee”); and (8) a property service fee, which covers employees of and vehicles utilized by Landlord providing repair, maintenance and related services to the Building, the Property or the Project, and equipment, tools and materials used in connection with and other costs related to such services.  Operating Expenses shall not include the costs and items described on Exhibit O attached hereto If the Project is less than fully occupied during any calendar year, then the components of Operating Expenses that vary based upon occupancy as reasonably determined by Landlord shall be calculated as if the Project had been fully occupied for the full calendar year.  Landlord’s books and records relating to Operating Expenses shall be kept in accordance with generally accepted accounting principles (US GAAP) consistently applied on a calendar year basis.

8.2Tenant’s Share of the Controllable Operating Expenses (as defined below) for the first Cap Year shall not exceed 104% of the Controllable Operating Expenses for the Base Year (as defined below).  Commencing in the second Cap Year and in any Cap Year thereafter, Tenant’s Share of Controllable Operating Expenses shall not exceed 104% of the amount of the cap on Controllable Operating Expenses for the immediately preceding Cap Year on a non-compounding and non-cumulative basis over the course of the Term.  For purposes hereof: (i) “Base Year” means the first full 12 months after the month in which the expiration of the builders standard one year warranty (with respect to the construction of Landlord Work) occurs; (ii) “Cap Year” means the period from the first day of the first calendar year after the Base Year through the succeeding 12 full calendar months and each successive calendar year thereafter during the Term; and (iii) “Controllable Operating Expenses” are defined herein to include all Operating Expenses, except for taxes, insurance, utilities, snow removal, waste removal and/or dumpster costs, the annual charge-off of any Permitted Capital Items, and labor costs tied to union labor rates.

9.ADJUSTMENT; RECONCILIATION.  On or before December 31st of each calendar year (unless this Lease shall expire or terminate at the expiration of such calendar year), Landlord shall endeavor to provide Tenant with written notice (“Estimated Expenses Notice”) of the Estimated Expenses due and payable by Tenant under this Lease for the following calendar year (subject to the availability of information reasonably necessary to prepare such estimate).  If Landlord does not so provide Tenant with the Estimated Expenses Notice on or before December 31st (unless this Lease shall expire or terminate at the expiration of such calendar year), then Tenant shall continue to pay the Estimated Expenses then in effect until such time as Landlord provides Tenant with the Estimated Expenses Notice.  Upon any delivery of the Estimated Expenses Notice to Tenant after January 1st, Landlord or Tenant shall promptly pay to the other the amount of any overpayment or deficiency then due from one to the other, or at Landlord’s option, Landlord may credit Tenant’s account for any overpayment.  Landlord may adjust the amount of Estimated Expenses from time to time if same increase or decrease; Landlord may also invoice Tenant separately from time to time for any extraordinary or unanticipated Estimated Expenses.  As soon as practical following the end of each calendar year (and as soon as practical after the expiration or termination of this Lease or, at Landlord’s option, after a sale of the Property) but not later than 120 days thereafter, Landlord shall provide Tenant with a statement of Tenant’s Share of the actual Real Property Taxes and Operating Expenses for the preceding calendar year or part thereof.  Within 30 days after delivery of such statement to Tenant, Landlord or Tenant shall pay to the other the amount of any overpayment or deficiency then due from one to the other or, at Landlord’s option, Landlord may credit Tenant’s account for any overpayment.  If an Event of Default by Tenant occurs, then Landlord may, but shall not be required to, pay or credit any overpayment to Tenant, but shall apply such overpayment to amounts owed or to be owed by Tenant under this Lease.  If Tenant does not give Landlord notice within 120 days after receiving Landlord’s statement (or the final determination by the taxing authorities of Real Property Taxes for a given year) that Tenant disagrees with the statement and specifying the items and amounts in dispute, then Tenant shall be deemed to have waived the right to contest the statement.  During such 120 day period, Tenant shall be entitled, during regular business hours, after giving to Landlord at least 14 days prior written notice, to (i) have Tenant’s employees inspect in Landlord’s business office all Landlord’s records necessary to satisfy itself that all charges set forth in the statement have been correctly allocated to Tenant, and (ii) obtain an audit (“Audit”) thereof on a non-contingent fee basis by a nationally or regionally recognized independent certified public accountant (“CPA Firm”) to determine the accuracy of Landlord’s certification of the amount of Tenant’s Share of the actual Real Property Taxes and Operating Expenses charged to Tenant for the preceding calendar year.  Notwithstanding the foregoing, Tenant may not utilize a third party examiner who (a) is representing, or has within the last 2 years prior to Tenant’s request represented, any other tenant at the Project in connection with an audit of Operating Expenses (provided that this subsection (a) shall not apply to a CPA Firm), or (b) does not have at least 5 years’ experience auditing or reviewing operating expense accounting.  If it is determined by the Audit of the CPA Firm (the results of which shall be provided to Landlord in writing during such 120 day period) that Tenant’s liability is less than 95% of that amount which Landlord previously certified to Tenant in such statement, Landlord shall pay to Tenant the reasonable cost of such Audit (not to exceed $5,000.00 for any such Audit) and regardless of such percentage shall refund promptly to Tenant the amount paid by Tenant which exceeds the amount for which Tenant actually is liable, as determined following such Audit.  Except as set forth above, Tenant shall bear the total cost of any such audit.  Landlord’s and Tenant’s obligation to pay any overpayment or deficiency due the other pursuant to this Section shall survive the expiration or termination of this Lease.  As a condition to performing any such Audit, Tenant and its examiner(s) shall be required to execute and deliver to Landlord an agreement, in commercially reasonable form, agreeing to keep confidential any information which it discovers about Landlord or the Building or Project in connection with such examination, subject to customary commercially reasonable carveouts.

10.INDEMNITY AND WAIVER OF CLAIMS.

10.1Indemnity.  Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord and the Indemnitees from and against any and all claims, judgments, causes of action, damages, obligations, penalties, fines, taxes, costs, liens, liabilities, losses, charges and expenses, including without limitation all reasonable attorneys’ fees and other professional fees (collectively referred to as “Losses”) which may be imposed upon, incurred by or asserted against Landlord or any of the Indemnitees at any time prior to, during or after the Term by any third party and arising out of or in connection with any damages or injury occurring in the Premises during the Term, Tenant’s occupancy or use of the Premises, any acts or omissions of Tenant or any Tenant Party before, during or after the Term, or the conduct of Tenant’s business, except to the extent caused by Landlord’s negligence or willful misconduct or that of the Indemnitees.  Landlord shall indemnify, protect, defend (by counsel reasonably acceptable to Tenant) and hold harmless Tenant, and Tenant’s affiliated entities, and each of their respective trustees, members, managers, principals, beneficiaries, partners, directors, officers, employees, shareholders, agents, contractors, representatives, successors and assigns (individually and collectively, “Tenant Indemnitees”) from and against any and all Losses which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Indemnitees at any time prior to, during or after the Term by any third party and arising out of or in connection with the negligence or willful misconduct of Landlord or any Indemnitees, except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Indemnitee.  The obligations of Tenant and Landlord under this Section 10.1 shall survive the expiration or earlier termination of this Lease.

10.2Waiver of Claims.  Tenant, as a material part of the consideration to Landlord, hereby assumes all loss due to business interruption and all risk of illness or injury to persons in, upon or about the Premises, the Property and/or the Project arising from any cause and all risk of damage to property including, but not limited to, Tenant’s Property and all Alterations, except as otherwise provided in this Lease and except to the extent caused by the gross negligence or willful misconduct of Landlord or the Indemnitees, and Tenant hereby expressly releases Landlord and the Indemnities and waives all claims in respect thereof against Landlord and the Indemnitees.

11.INSURANCE.

11.1Landlord.  Landlord shall maintain insurance policies insuring the Building against fire and extended coverage (including, if Landlord elects, “special cause of loss form” coverage, earthquake/volcanic action, flood and/or surface water insurance) for the full replacement cost of the Building (including coverage of any Alteration made by Landlord, but excluding coverage of Tenant’s Property and any Alterations made by Tenant or a Tenant Party), with deductibles in the form and endorsements of such coverage as selected by Landlord, together with business interruption insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least 12 months commencing on the date of loss.  Landlord may also carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine.  The Building may be included in a blanket policy or captive insurance program.

11.2Tenant.  Tenant shall, at Tenant’s sole expense, obtain and keep in force at all times the following insurance (and any other commercially reasonable form(s) of insurance Landlord may reasonably require from time to time) in the following coverage amounts, which coverage amounts Landlord may reasonably increase from time to time upon reasonable advance written notice to Tenant in the event Tenant’s operations change or Landlord otherwise reasonably determines that such coverage amounts are inadequate under the circumstances:

11.2.1Commercial General Liability Insurance (Occurrence Form).  A policy of commercial general liability insurance (“CGL Policy”) (occurrence form) having a combined single limit of not less than $1,000,000.00 per occurrence and $2,000,000.00 aggregate per location (if Tenant has multiple locations), providing coverage for defense costs outside of the policy limits and including coverage for, among other things, bodily injury, personal injury, property damages arising out of Tenant’s operating and contractual liabilities, including coverage formerly known as broad form, blanket contractual liability for both oral and written contracts, premises and operations, products/completed operations, owners and contractors protective, personal and advertising injury, and with an “Additional Insured-Managers or Lessors of Premises Endorsement” and containing the “Amendment of the Pollution Exclusion Endorsement” for damage caused by heat, smoke or fumes from a hostile fire.  The CGL Policy shall (a)

delete the exclusion for operations within 50 feet of a railroad track (railroad protective liability), if applicable, and if applicable, and, if necessary, Tenant shall provide for restoration of the aggregate limit, and (b) not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “insured contract” for the performance of Tenant’s indemnity obligations under this Lease;

11.2.2Automobile Liability Insurance.  Business automobile liability insurance having a combined single limit of not less than $1,000,000.00 per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance, or use of any owned, hired or non-owned automobiles;

11.2.3Workers’ Compensation and Employer’s Liability Insurance.  Workers’ compensation insurance having limits not less than those required by applicable state and federal statute, and covering all persons employed by Tenant, including volunteers, in the conduct of its operations on the Premises, together with employer’s liability insurance coverage in the amount of at least $1,000,000.00;

11.2.4Property Insurance.  “All risk” or “special cause of loss form” property insurance including coverage for vandalism, malicious mischief, sprinkler leakage and, if applicable, boiler and machinery comprehensive form, on a replacement cost basis, insuring (a) all Tenant’s Property, and (b) all Alterations made by Tenant or a Tenant Party), in each case, in an amount equal to the then applicable full replacement cost thereof.  In the event property of Tenant’s invitees or customers are kept in the Premises or Project, Tenant shall maintain warehouser’s legal liability or bailee customers insurance for the full value of the property of such invitees or customers as determined by the warehouse contract between Tenant and its customer;

11.2.5Business Interruption.  Loss of income and extra expense insurance in amounts as will reimburse Tenant for direct or indirect loss of earnings for a period of not less than 12 months, attributable to all perils included in the “all risk” or “special cause of loss form” property insurance policy required in Section 11.2.4 above or attributable to prevention of access to the Premises as a result of such perils;

11.2.6Environmental Insurance.  If Tenant handles, stores or utilizes Hazardous Materials in its business operations, Pollution Legal Liability Insurance and/or Environmental Impairment Insurance covering claims for damage or injury caused by hazardous materials, with limits of liability reasonably determined by Landlord; and

11.2.7Umbrella/Excess Insurance.  An umbrella liability policy or excess liability policy having a limit of not less than $3,000,000.00, which policy shall be in “following form” and shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance.  Such umbrella liability policy or excess liability policy shall include coverage for additional insureds.

11.2.8General.  The insurer shall be authorized to do business in the state in which the Premises is located and be rated at least “A VIII” (or higher if required by a Mortgagee) as determined by A.M.  Best Company.  Tenant shall deliver to Landlord certificates of insurance for all insurance required to be maintained by Tenant in the form of ACORD 28 and ACORD 25-S (or in a form acceptable to Landlord in its reasonable discretion), on or before the Commencement Date or any earlier date on which Tenant or any Tenant Party accesses the Premises and, at least 10 days prior to the expiration of any required coverage.  If Tenant shall fail, refuse or neglect to maintain any insurance that Tenant is required to provide hereunder, or to furnish Landlord with satisfactory evidence of coverage within the time required, then, in addition to other remedies available to Tenant, Landlord may immediately obtain such insurance and the cost thereof shall be payable by Tenant to Landlord upon demand, as Additional Rent, or at Landlord’s sole option, Landlord may impose on Tenant, as Additional Rent, a monthly delinquency fee, for each month during which Tenant fails to comply with the foregoing obligation, in an amount equal to 5% of the Base Rent then in effect.  If Tenant does anything or fails to do anything which increases the cost of Landlord’s insurance or prevents Landlord from procuring policies from companies and in form satisfactory to Landlord, then Tenant shall pay the amount of such increase as Additional Rent within 30 days after being billed therefor.  Landlord, Landlord’s Mortgagee, if any, and any other party designated by Landlord, as their interests may appear, shall be named as additional insureds (“Additional Insureds”) under Insurance Services Office endorsement CG 20 10 04 13 or equivalent under all of the policies required by Sections 11.2.1, 11.2.2, 11.2.6 and 11.2.7, which (a) endorsement shall be included with Tenant’s certificates of insurance, and (b) policies shall provide for severability of interest and shall be primary as respects the Additional Insureds, and any insurance maintained by the Additional Insureds shall be excess and non-contributing.  The limits and types of insurance maintained by Tenant shall not limit Tenant’s liability under this Lease.  Tenant shall notify Landlord within 24 hours after the occurrence of any accidents or incidents in the Premises, the Property or the Project which could give rise to a claim under any of the insurance policies required under this Section 11.  Tenant shall not be permitted to satisfy any of its insurance obligations set forth in this Lease with deductible amounts, or through any self-insurance or self-insured retention, in excess of $25,000.00.

11.3Mutual Waiver of Subrogation.  Each party waives, and shall cause its insurance carrier to waive, any right of recovery against the other for any loss of or damage to property which loss or damage is (or, if the insurance required hereunder had been carried, would have been) covered under the terms of any property, general liability or other policy of insurance, to the extent such releases or waivers are permitted under applicable law; provided, however, such waiver by Landlord shall not be effective with respect to Tenant’s liability described in Section 15 below.  The failure of a party to insure its property shall not void this waiver.  For purposes of this Section 11.3 (but subject to the terms of Section 12.1 below), any deductible with respect to a party’s insurance shall be deemed covered by, and recoverable by such party under, valid and collectible policies of insurance.

12.REPAIRS AND MAINTENANCE.

12.1Tenant Obligations.  Tenant, at Tenant’s sole cost and expense, shall (a) subject to Landlord’s obligations set forth in this Lease, keep the Premises in a neat and orderly condition, and (b) Maintain all telephone, telecommunications, data and other communication lines and equipment and vivarium spaces within the Premises and Tenant shall have the option to Maintain those areas of the Building that are Landlord’s responsibility pursuant to Section 12.2 below (except for the Building footings, foundations, structural steel columns and girders and the Building roof and exterior walls), upon 30 days’ prior written notice to Landlord.  Notwithstanding the foregoing, in the event Tenant thereafter fails to Maintain those areas of the Building that Tenant elected to Maintain in accordance with the aforesaid sentence to Landlord’s reasonable satisfaction, Landlord may elect to Maintain such areas again pursuant to Section 12.2 below.  In addition to the foregoing, Tenant, at its sole cost, shall be responsible for the following: security; janitorial; trash and recyclables collection services (including dumpsters).  Tenant Maintenance work shall be subject to the applicable provisions of Section 13.1 of this Lease.  Tenant, at Tenant’s option upon written notice to Landlord and then at Tenant’s sole cost, shall enter into a regularly scheduled preventive maintenance/service contract (“Service Contract”) with a maintenance contractor reasonably acceptable to Landlord for servicing (a) all heating ventilation, and air conditioning systems and equipment inside or serving the Building (collectively, the “HVAC System”) in compliance with Exhibit E attached hereto, and (b) all dock equipment serving the Building.  If Tenant elects to maintain the Service Contract, Tenant shall deliver full and complete copies of the Service Contract to Landlord at the commencement of each Lease Year and upon demand from Landlord.  All Maintenance by Tenant shall utilize materials and equipment which meet or exceed the quality of those originally used in constructing the Building and Premises.  In the event Tenant fails, in the reasonable judgment of Landlord, to Maintain the Building in accordance with this Lease, which failure continues at the end of 15 days following Tenant’s receipt of written notice from Landlord stating the nature of the failure, or in the case of an emergency immediately without prior notice, Landlord shall have the right to enter the Building and perform such Maintenance at Tenant’s sole cost and expense (including a sum for overhead to Landlord equal to 10% of the costs of maintenance, repairs or refurbishing).  Notwithstanding anything contained in this Lease to the contrary, Tenant shall be solely responsible for all costs and expenses incurred by Landlord for any Alterations, or other Maintenance made necessary because of the negligence or willful misconduct of Tenant or any Tenant Party, Tenant Alterations, Tenant’s special or particular use of the Building and Tenant voiding a warranty that would otherwise have covered a cost, in each case, to the extent not covered by applicable insurance proceeds paid to Landlord (Tenant being responsible for Landlord’s commercially reasonable deductible notwithstanding the waiver of claims set forth in Section 11.3).

12.2Landlord Obligations.  Landlord, in accordance with first-class standards of other similar buildings in the Wilmington, Delaware market area, shall: (a) at Landlord’s sole expense, without reimbursement from Tenant, Maintain the Building footings, foundations, structural steel columns and girders; and (b) as an Operating Expense, Maintain (i) the Building roof and exterior walls (including, without limitation, exterior façade painting and caulk repair); (ii) the base Building life safety systems (including, but not limited to, fire sprinkler systems, fire pumps and fire alarm panels and devices); (iii) the main utility lines to the point of connection into the Building (e.g., main electricity and water/sewer service to the Building); (iv) the irrigation systems, storm water facilities and detention ponds; (v) the Exterior Areas (including, without limitation, exterior landscaping, asphalt/concrete, sidewalks, parking areas, loading areas, driveways and any fencing on the Property); and (vi) all other portions of the Premises, including without limitation the Building Systems (including, without limitation, exterior lighting and supplemental life safety systems relating to Tenant’s use of the Premises, specialty sprinkler systems and fire suppression systems, the floor/concrete slab, subfloors and floor coverings, all interior and exterior doors and windows, all dock equipment (including dock doors, levelers, bumpers, dock shelters, ramps and dock lights), and the demarcation point or any other point of utility hook up or connection, in each case except as expressly set forth in Section 13.1 above as Tenant’s responsibility.  In addition to the foregoing, Landlord, as Operating Expenses to the extent permitted under this Lease, shall be responsible for the following: maintaining the Service Contract; interior pest control; interior window cleaning; elevators; office/warehouse lighting (including all bulbs and ballasts); ceiling tiles; snow and ice removal; exterior pest control; exterior window cleaning; exterior stair systems; and sanitary lift stations.  Notwithstanding the foregoing, Landlord shall not be required to make any repairs resulting from fire or other casualty or a Taking, except as provided in Sections 16 or 17 below.  Landlord may change the shape and size of the Exterior Areas, including the addition of, elimination of or change to any improvements located in the Exterior Areas, so long as such change does not materially adversely affect Tenant’s ability to use the Premises for the Permitted Use.  Tenant shall immediately notify Landlord in writing if Tenant becomes aware of (a) any areas of water intrusion or mold in or about the Premises, or (b) any condition that is Landlord’s responsibility to Maintain.

13.ALTERATIONS; LIENS.

13.1Alterations.  Tenant, at its sole cost, may install necessary trade fixtures, equipment and furniture in the Premises (it being agreed that such installation shall not be deemed an Alteration), provided that the installation and removal of them will not adversely affect any structural portion of the Property, any Building System or any other equipment or facilities serving the Building.  Except for any Alterations or Tenant Maintenance work that, in either instance, (a) does not exceed $50,000.00 in any one instance, (b) does not require a building permit or other similar instrument issued by the applicable governmental authority having jurisdiction, and (c) does not affect any Building System or any structural components of the Building, Tenant shall not construct, nor allow to be constructed, any Alterations or Tenant Maintenance work in the Premises or on the Property or the Project without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.  With respect to any

Alterations or Tenant Maintenance work made by or on behalf of Tenant (whether or not it requires Landlord’s consent): (a) not less than 10 days prior to commencing any Alteration or Tenant Maintenance work, Tenant shall deliver to Landlord the plans, specifications and necessary permits for the Alteration or Tenant Maintenance work; (b) Tenant shall obtain Landlord’s prior written approval of any contractor or subcontractor, not to be unreasonably withheld, conditioned or delayed; (c) the Alteration or Tenant Maintenance work shall be constructed with new materials, in a good and workmanlike manner, and in compliance with all Applicable Laws and the plans and specifications delivered to and, if required hereunder, approved by Landlord; (d) the Alteration or Tenant Maintenance work shall be completed promptly after the commencement thereof; and (e) Tenant shall pay Landlord all reasonable and actual out of pocket costs and expenses in connection with Landlord’s review of Tenant’s plans and specifications that affects any structural portion of the Property or any Building System; and (f) if the cost of the Alteration or Tenant Maintenance work exceeds $500,000.00 (excluding the cost of any equipment being installed as a part thereof), then upon Landlord’s request (which request shall take into consideration Tenant’s then tangible net worth), in the exercise of Landlord’s reasonable discretion, Tenant shall, prior to commencing any Alteration or Tenant Maintenance work, provide Landlord reasonable security against liens arising out of such construction.  Upon completion, Tenant shall furnish Landlord with (i) “as-built” plans (in CAD format, if requested by Landlord) for Alterations (at Landlord’s expense), completion affidavits and full and final waivers of lien, and (ii) the warranties from Tenant’s contractor(s), which shall be for the benefit of Landlord as well as Tenant.  Any Alteration by Tenant shall be the property of Tenant until the expiration or earlier termination of this Lease and Tenant shall have the right, but not the obligation to remove same at such time unless if, with respect to any specialty Alteration only, such removal is directed by Landlord at the time of its consent to an Alteration (which shall not be unreasonably required) in which case, Tenant, at its sole cost, shall remove any such specialty Alteration(s) and repair all damage caused by the installation or removal thereof.

13.2Liens.  Tenant, at its sole cost, shall promptly pay and discharge all claims for labor performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics’ and materialmen’s liens in connection therewith.  Tenant, at its sole cost, shall remove any such lien within 45 days after notice from Landlord, and if Tenant fails to do so, an Event of Default by Tenant shall have occurred, and thereafter, Landlord, without limiting its remedies, may bond, insure over or otherwise pay the amount necessary to cause such removal, whether or not such lien is valid.  The amount so paid, together with reasonable attorneys’ fees and expenses, shall be reimbursed by Tenant upon demand accompanied by reasonable backup documentation.

13.3Tenant shall have the right, at Tenant’s sole cost and expense, to purchase, use, install and Maintain a controlled access system to the Premises (including within the office space, in the base Building stairwells connecting Tenant’s floors, Building lobby [key card system and/or turnstiles] and elevator cabs), without consent by Landlord provided that Tenant complies with Sections 12 and 13 of this Lease.  If Tenant elects to install its own controlled access system, Landlord shall ensure that the Building’s system will integrate with Tenant’s systems such that they will work off a single key card or the Building’s system will recognize Tenant’s access cards.

14.LANDLORD’S RIGHT OF ENTRY.  Landlord reserves the right to enter the office portions of the Premises or any part of the Property other than the Excluded Areas (except as required by an emergency that constitutes an imminent danger to persons or property or as required by this Lease or as required by any Applicable Laws), in each case when accompanied by a representative of Tenant and upon reasonable advance notice to Tenant (including telephonic notice to Tim Mueller at (302) 530-0529 with receipt confirmed by Tim Mueller [which contact person may be updated at any time by Tenant upon notice to Landlord], but excluding notice in case of an emergency, which shall be provided as soon as reasonably practicable following entry) and/or to undertake the following, all without abatement of rent or liability to Tenant except due to the gross negligence or willful misconduct of Landlord, its employees, agents and contractors: to inspect, monitor, investigate, test or Maintain the Premises and/or the Property; to verify Tenant is complying with its obligations hereunder; to perform Landlord’s obligations hereunder; to make permitted, or inspect Tenant, Alterations; to install, use, Maintain, alter or relocate any pipes, ducts, conduits, wires, equipment and other facilities in the Exterior Area or the Building as requested by Tenant or as required by an emergency, any Applicable Laws or any governmental authority having jurisdiction; to install, Maintain and operate conduit cabling within the utility and/or conduit ducts and risers within the Building as requested by Tenant or as required by an emergency, any Applicable Laws or any governmental authority having jurisdiction; or to show the Premises for the purpose of sale, insurance or financing, or, during the last 12 months of the Term (or following any Event of Default), to show the Premises to prospective tenants.  If reasonably necessary, Landlord may temporarily close all or a portion of the Premises to perform repairs, alterations and additions.  However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and after normal business hours.  Landlord will make reasonable efforts not to inconvenience Tenant in exercising such rights.  Such entry by Landlord shall not constitute a constructive eviction (so long as Landlord complies with its obligations hereunder) or entitle Tenant to an abatement or reduction of Rent.  The “Excluded Areas” shall mean all non-office areas of the Premises.

15.ENVIRONMENTAL MATTERS.

15.1Tenant shall not cause, nor allow any of Tenant’s Parties to cause, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, in, under or about the Premises, the Property or the Project, except in accordance with all applicable Environmental Laws.  Tenant shall not install, operate or maintain any above or below grade tank, sump, pit, pond, lagoon or other storage or treatment vessel or device on the Property without Landlord’s prior written consent which may be withheld in Landlord’s sole discretion.  Tenant shall neither create, nor permit any Tenant Party to create any environmental lien of any kind with respect to the Property, including without limitation, any lien imposed pursuant to Section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C.  Section 9607(1)) or any similar state statute.  As defined in Environmental Laws, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant, its agents, employees, contractors or invitees, and the wastes, by-products, or residues generated, resulting, or produced therefrom.  Tenant and Tenant’s Parties shall promptly notify Landlord and the respective property manager in writing of the violation of any Environmental Law or presence or suspected presence of any Hazardous Materials, in, on, under or about the Premises or the improvements or the soil or groundwater thereunder, except as set forth in the Reports.  Landlord shall have the right to enter upon and inspect the Premises and to conduct tests, monitoring and investigations with respect to any contamination at the Premises at Landlord’s sole cost and expense in accordance with the terms of this Lease, provided Landlord shall use commercially reasonable efforts not to interfere with Tenant’s use and occupancy of the Premises.  Within 10 business days following receipt by Tenant of a written request therefor from Landlord from time to time (which request shall not be made more often than once annually), Tenant shall provide Landlord with a list of all Hazardous Materials then being used by Tenant in the Premises where the quantity of any such applicable solid exceeds 1 kilogram and any such applicable solvent exceeds 10 liters; any such information shall be treated as confidential by Landlord and any party that receives same must first enter into a commercially reasonable non-disclosure agreement with Tenant.  Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord) and hold harmless the Indemnitees from and against any and all Losses in connection with (a) Tenant and/or any Tenant Party’s breach of this Section 15, or (b) the presence of Hazardous Materials on, in, under or about the Premises, the Property, the Project or other property as a result (directly or indirectly) of the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant and/or any Tenant Party.  This indemnity shall include, without limitation, any Losses arising from or in connection with (i) the effects of any contamination or injury to person, property or the environment created by the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant and/or any Tenant Party, (ii) the cost of any required or necessary repair, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, due to any such contamination created by the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant and/or any Tenant Party, (iii) interest, penalties and damages arising from claims brought by or on behalf of employees of Tenant with respect to any such contamination created by Tenant or a Tenant Party (with respect to which Tenant waives any right to raise as a defense against Landlord any immunity to which it may be entitled under any worker’s compensation laws), and (iv) fees, costs or expenses incurred for the services of attorneys, consultants, contractors, experts, laboratories, and all other costs incurred in connection with the remediation of such introduction of Hazardous Materials or violation of such Environmental Laws by the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant and/or any Tenant Party.  Landlord shall have the right to direct any and all remediation activities due to any such contamination created by the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant and/or any Tenant Party, all of which shall be performed at Tenant’s sole cost; provided that, if Landlord elects to direct such remediation, any cost or expense incurred to implement remediation that exceeds the minimum standard required by Environmental Laws or any governmental authority having jurisdiction shall be borne solely by Landlord.  Neither the written consent by Landlord to the presence of Hazardous Materials on, in, under or about the Premises, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from Tenant’s obligation of indemnification pursuant hereto.  Tenant’s obligations pursuant to the foregoing indemnity shall survive the expiration or termination of this Lease.

15.2Notwithstanding the foregoing, Tenant shall not be responsible for any contamination of the Premises which (i) exists in, on or about the Premises or Project prior to the Commencement Date, or (ii) results from any activity which occurred in, on or about the Premises prior to the Commencement Date, in each case, unless and to the extent caused by the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party.  Landlord represents and warrants to Tenant that, to its actual knowledge except as set forth in that certain Phase I Environmental Site Assessment of the Property prepared by TRC Environmental Corporation, Inc.  dated June 21, 2021, and that certain Phase II Environmental Site Assessment of the Property prepared by TRC Environmental Corporation, Inc.  dated August 13, 2021, including any documents mentioned or cited to in either the Phase I or Phase II (collectively, the “Reports”), true, correct and complete copies of which have been provided to Tenant, the Property does not contain Hazardous Materials in amounts exceeding legally established maximum thresholds or that require reporting or remediation.  Landlord shall (i) take all actions required by Applicable Laws based on or arising as a result of the data, observations or findings set forth in the Reports (including without limitation designing, installing and maintaining vapor mitigation systems, where required, based upon data in the Reports or, where such data is inconclusive, upon subsequent vapor intrusion testing to be performed by Landlord, at its sole cost and expense, at each of the buildings included in the Premises at any time during the Term), all at Landlord’s sole cost and expense, (ii) except to the extent required by any governmental authority having jurisdiction or any Applicable Laws, during the Term, not agree to the placement of any use restrictions on the Premises or Property or Building 700 during the Term, without Tenant's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed and to be promptly given by Tenant so long as such use restrictions do not materially interfere with Tenant’s business operations at the Premises or do not materially and adversely modify either Tenant’s obligations or rights and/or Landlord’s duties under the terms of this Lease, (iii) as a condition of the Landlord Work Substantial Completion Date, deliver to Tenant a reliance letter in commercially reasonable form permitting Tenant to rely on the Reports.  If at any time during or after the Term, any portion of the Project is found to be contaminated from or as a result of any activity which occurred in or about the Project prior to the Commencement Date of this Lease, unless and to the extent caused by the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party, then Landlord will indemnify, defend and hold Tenant harmless from all claims, demands, actions, liabilities, costs, expenses, attorneys’ fees, damages and obligations of any nature arising from or as a result thereof, and Landlord shall cause the remediation thereof at no cost to Tenant.  Landlord’s obligations pursuant to this subsection shall survive the expiration or termination of this Lease.  If at any time during the Term of this Lease, any portion of the Property is found to be contaminated other than as a result of the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party, then Landlord will cause the performance of all necessary remediation activities to the extent required by Applicable Laws, at no cost to Tenant, unless and to the extent caused by the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party.

16.DAMAGE AND DESTRUCTION.  If at any time during the Term all or a portion of the Premises are damaged by a fire or other casualty, then Tenant shall promptly notify Landlord upon becoming aware thereof.  Within 30 days after Landlord becomes aware of such damage, Landlord shall notify Tenant as to the amount of time Landlord reasonably estimates it will take to restore the Premises (including the restoration of Landlord’s Work and any Alteration made by Landlord), including for modifications required by Applicable Laws, and excluding the repair, restoration or replacement of the fixtures, equipment, or Alterations made by Tenant or a Tenant Party (“Landlord’s Repair Notice”).  If the restoration time is estimated to exceed 9 months from the issuance of all permits, then either Landlord or Tenant (unless the damage was caused by Tenant) may elect to terminate this Lease effective as of the date of casualty by giving notice to the other within 15 days after Landlord’s notice.  Notwithstanding anything to the contrary contained in this Section, in the event such restoration is not, in fact, substantially completed within the time period set forth in Landlord’s Repair Notice, as such time period shall be extended for delays caused by Tenant or any Tenant Party and/or delays due to Force Majeure, then Tenant (unless the damage was caused by Tenant) shall have the option to terminate this Lease on 30 days prior written notice, provided, however, that if Tenant gives such notice of termination pursuant to this paragraph and Landlord then substantially completes the restoration and repair within such 30 day time period, then Tenant’s notice of termination shall be deemed revoked and this Lease shall continue in full force and effect.  In addition, Landlord, by notice to Tenant within 30 days after the date of the fire or other casualty, shall have the right to terminate this Lease if the loss is not covered by the insurance maintained or required to be maintained by Landlord under this Lease.  If this Lease is not, or cannot be, terminated in accordance with the foregoing, then, subject to delays due to Force Majeure (as defined below), Landlord shall commence to restore the Premises to substantially the same condition that existed immediately prior to the fire or other casualty (including Landlord’s Work and any Alteration made by Landlord), including modifications required by Applicable Laws, and excluding the repair, restoration or replacement of the fixtures, equipment, or Alterations made by Tenant or a Tenant Party Notwithstanding the foregoing, either party may terminate this Lease if the Premises are damaged by a fire or other casualty during the last year of the Term and Landlord reasonably estimates that it will take more than 3 months to repair such damage.  Base Rent and Tenant’s Share of Real Property Taxes and Operating Expenses shall be abated for the period of Landlord’s repair and restoration obligations commencing on the date of such casualty event in the proportion which the area of the Premises, if any, which is untenantable bears to the total area of the Premises.  Tenant agrees that the terms of this Section 16 shall govern any damage or destruction and shall accordingly supersede any contrary statute or rule of law.

17.CONDEMNATION.  If all of the Premises is Taken, then this Lease shall terminate.  If (a) any part of the Premises is Taken and (i) the Taking would materially interfere with or impair Landlord’s ownership or operation of the Property and/or the Project, as determined in Landlord’s reasonable business judgment, and Landlord terminates or causes to be terminated all similarly situated leases in the Project whose spaces are similarly affected, or (ii) the remainder is insufficient for the reasonable operation of Tenant’s business, or (b) any of the Property or the Project is Taken and in Landlord’s opinion it would be impractical or the condemnation proceeds are insufficient to restore the remainder, in each case as determined in Landlord’s reasonable business judgment, and Landlord terminates or causes to be terminated all similarly situated leases in the Project whose spaces are similarly affected, then, in each case, upon written notice by Landlord, this Lease shall terminate.  In the event this Lease is terminated in accordance with either of the foregoing sentences, then this Lease shall terminate as of the date the condemning authority takes possession and Rent shall be apportioned as of said date.  If this Lease is not terminated as provided above, then, subject to any delays due to Force Majeure, Landlord shall restore the Building and Project to a condition as near as reasonably possible to the condition prior to the Taking (including any Alteration made by Landlord) (including modifications required by Applicable Laws, and excluding the repair, restoration or replacement of the fixtures, equipment, or Alterations made by Tenant or a Tenant Party (collectively, the “Tenant Excluded Items”)), and the Rent payable hereunder during the unexpired Term shall be equitably reduced under the circumstances.  In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award, except in each case with respect to the Tenant Excluded Items.  Notwithstanding the foregoing, Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses, business interruption benefits and losses and damage to Tenant’s trade fixtures, equipment, Alterations or other personal property, including without limitation the Tenant Excluded Items, if a separate award for such items is made to Tenant.  Tenant agrees that the terms of this Section 17 shall govern any Taking and shall accordingly supersede any contrary statute or rule of law.

18.DEFAULT.

18.1Event of Default.  The occurrence of any of the following events shall, at Landlord’s option, constitute an “Event of Default”:

18.1.1Tenant shall fail to pay in full any and all Rent when due, and, except as provided in Section 18.3.1 below, such failure shall continue for a period of 5 business days after written notice to Tenant.

18.1.2Tenant or any guarantor or surety of Tenant’s obligations hereunder shall (a) make a general assignment for the benefit of creditors; (b) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively, a “proceeding for relief”); (c) become the subject of any proceeding for relief which is not dismissed within 60 days of its filing or entry; or (d) be dissolved.

18.1.3Tenant enters into or permits any Transfer in violation of Section 19 below.

18.1.4Tenant shall fail to observe or comply with any provision of this Lease other than those specifically referred to in Section 18.1.1, and except as provided in Section 18.3.1 below, such default shall continue for more than 30 days after Landlord shall have given Tenant written notice of such default; provided, however, if the default cannot reasonably be cured within 30 days following Landlord’s giving of notice, Tenant shall be afforded additional reasonable time (not to exceed 60 days following Landlord’s notice) to cure the default if Tenant begins to cure the default within 30 days following Landlord’s notice and continues diligently in good faith to completely cure the default.

18.2Landlord’s Remedies.  Upon any Event of Default, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (which shall be cumulative and nonexclusive),

the option to pursue any one or more of the following remedies (which shall be cumulative and nonexclusive) without any notice or demand:

18.2.1Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy it may have for possession or arrearages in Rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim of damages therefor; and Landlord may recover from Tenant the following: (a) the worth at the time of award of the unpaid Rent which had been earned at the time of such termination; (b) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the fair market rental value of the Premises; (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations hereunder or which in the ordinary course of things would be likely to result therefrom, including brokerage commissions, advertising expenses, expenses of remodeling any portion of the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant (“Costs of Reletting”); plus (e) at Landlord’s option, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by law.  As used in subsection (a) and subsection (b) above, the “worth at the time of award” shall be computed by allowing interest at a rate per annum equal to the lesser of (i) the annual “Bank Prime Loan” rate cited in the Federal Reserve Statistical Release Publication H.15 (or such other comparable index as Landlord shall reasonably designate if such rate ceases to be published) plus 2 percentage points, or (ii) the highest rate permitted by Applicable Laws.  As used in subsection (c) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

18.2.2If Landlord does not elect to terminate this Lease on account of any Event of Default by Tenant, then Landlord may, from time to time, without terminating this Lease, terminate Tenant’s right to possession of the Premises and, in compliance with Applicable Laws, remove Tenant, Tenant’s Property and any parties occupying the Premises.  Landlord may (but shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for such period of time and on such terms and conditions (which may include concessions, free rent and work allowances) as Landlord in its absolute discretion shall determine.  Landlord may collect and receive all rents and other income from the reletting, which shall be applied to amounts owed by Tenant hereunder.  Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises.  In the event of reletting without termination of this Lease, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.  Notwithstanding anything to the contrary in this Lease, Landlord shall use commercially reasonable efforts to relet the Premises in order to mitigate its damages hereunder, but Landlord shall not be required to prefer the Premises over other space available for lease in the Project.

18.2.3Landlord may, at Landlord’s option, without any obligation to do so, cure an Event of Default by Tenant.  Tenant agrees to pay Landlord an amount equal to 105% of any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, including without limitation, reasonable attorney’s fees, together with interest thereon at the Applicable Interest Rate from the date of expenditure until paid.

18.3General.

18.3.1Any notice periods provided for in this Lease shall run concurrently with any statutory notice periods and any notice given hereunder may be given simultaneously with or incorporated into any such statutory notice.  Notwithstanding any provision to the contrary in this Section: (a) Landlord shall not be required to give Tenant any notice and opportunity to cure provided in Section 18.1.1 above with respect to any specific monetary default that occurs more than twice in any consecutive 12-month period, and thereafter Landlord may declare an Event of Default without affording Tenant any of the notice and cure rights provided under this Lease; (b) only an additional 5 day notice and cure period to Tenant shall be required by Landlord prior to Landlord exercising its rights under Section 18.2 if Tenant fails to restore the Security Deposit to its original amount during the 3 day cure period provided in Section 5; (c) only an additional 5 day notice and cure period to Tenant shall be required by Landlord prior to Landlord exercising its rights under Section 18.2 if Tenant fails to remove any lien or claim during the 45 day cure period provided in Section 13.2; (d) if Tenant fails, during the 15 day time period provided in Section 20.1, to (A) execute and deliver to Landlord (and those parties reasonably requested by Landlord) an estoppel certificate, or (B) furnish to Landlord, Landlord’s Mortgagee, prospective Mortgagee and/or prospective purchaser reasonably requested financial information certified in accordance with Section 20.1, then Landlord shall only be required to give Tenant an additional 5 day notice and cure period prior to Landlord exercising its rights under Section 18.2; (e) Landlord shall not be required to give such notice prior to exercising its rights under 18.2 if Tenant fails to comply with the provisions of Sections 23 or 26.13; (f) only 5 days’ notice and opportunity to cure to Tenant shall be required by Landlord prior to Landlord exercising its rights under Section 18.2 if Tenant makes any recording in violation of Section 26.6 below; and (g) Landlord shall not be required to give such notice prior to exercising its rights under Section 18.2.3 in the event of an emergency that constitutes an imminent danger to persons or property or which requires emergency repairs to the Premises or the Property in order to prevent imminent injury to persons or property.

18.3.2Tenant waives, for Tenant and for all those claiming by, through or under Tenant, by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination hereof.  Exercise by Landlord of any right or remedy shall not be deemed to be an acceptance of surrender of the Premises, a termination of this Lease by Landlord or a release of Tenant from any of its obligations hereunder.  No waiver by Landlord of any breach by Tenant shall be a waiver of any subsequent breach, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach.  Efforts by Landlord to mitigate the damages caused by Tenant’s default shall not constitute a waiver of Landlord’s right to recover damages hereunder.  No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity.  No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the total amount due Landlord under this Lease shall be deemed to be other than on account, nor shall any endorsement or statement on any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of Rent due, or Landlord’s right to pursue any other available remedy.  Landlord shall not be liable, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting so long as Landlord complies with its obligations under this Lease.  If either party commences an action against the other party arising out of or in connection with this Lease, then the prevailing party shall be entitled to have and recover from the other party reasonable attorneys’ fees, costs of suit, investigation expenses and discovery and other litigation costs, including costs of appeal.  Landlord and Tenant waive the right to a trial by jury in any action or proceeding based upon or related to, the subject matter of this Lease.

18.3.3Landlord shall not be in default under this Lease unless Landlord fails to complete performance of the obligations required of Landlord within 30 days (or such shorter time period as may be reasonable under the circumstances in the event of an emergency) after receipt of written notice by Tenant to Landlord specifying that Landlord has failed to perform such obligation, provided, however, that if the nature of Landlord’s obligation is such that more than the specified cure period is required for performance, then Landlord shall not be in default if Landlord commences performance within the specified cure period and thereafter diligently prosecutes the same to completion; further, no notice and cure period shall be required if Landlord fails to comply with the provisions of Section 26.13.  In the event Landlord does not perform within the period provided herein, then in addition to any other rights of Tenant granted under this Lease, upon not less than 5 days additional prior written notice from Tenant to Landlord after the end of the cure period that Tenant intends to perform the obligation on Landlord’s behalf (which notice and 5 day period shall not be required in the event of an emergency), Tenant shall have the right, but not the obligation, to take such commercially reasonable action as is reasonably necessary under the circumstances to perform such obligation.  All work done in accordance herewith must be performed in a commercially reasonable time period and at a reasonable and competitive cost and expense (taking into account the circumstances of the obligation).  To the extent such work performed by Tenant is Landlord’s responsibility under this Lease, Landlord shall reimburse Tenant, within 30 days after Landlord’s receipt of a reasonably documented invoice therefor, for any reasonable sums paid or reasonable costs incurred by Tenant in curing the default.  Landlord expressly agrees that in the event that Landlord is in default under this Lease and such default continues beyond any applicable notice and cure periods under this Lease, Tenant, at its option, may pursue any and all rights and remedies available to Tenant at law or in equity.  If Landlord fails to reimburse Tenant within 30 days after Landlord’s receipt of a reasonably documented invoice therefor, for any reasonable sums paid or reasonable costs incurred by Tenant in curing Landlord’s default in accordance with the terms, conditions and provisions of this Section, then, upon not less than 5 days additional prior written notice from Tenant to Landlord after the end of such 30 day period that Tenant intends to deduct such amounts from the next succeeding payments of Base Rent (which notification of Tenant’s intention must be conspicuous and in bold capital letters), Tenant shall be entitled to deduct such amounts from the next succeeding payments of Base Rent until such amounts have been fully reimbursed to Tenant, provided that no deduction in any month may exceed 20% of the monthly installment of Base Rent due for such month (unless there are insufficient months prior to the end of the Term to completely deduct such amounts, in which event such percentage shall be increased in order to allow Tenant to completely deduct such amounts prior to the end of the Term).

18.3.4Tenant shall not be liable to Landlord for any loss of business or profits of Landlord or for consequential or punitive damages of any kind under this Lease, unless due to contamination of the Premises, the Property or the Project by Tenant or any Tenant Party pursuant to Section 15 or unless due to a holdover by Tenant pursuant to Section 25.

19.ASSIGNMENT AND SUBLETTING.

19.1Except as provided below, Tenant shall not enter into nor permit any Transfer, whether voluntarily or involuntarily or by operation of law, without Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.  Without limitation, Tenant agrees that Landlord’s consent shall not be considered unreasonably withheld if Tenant is in default under this Lease beyond all applicable notice and cure periods.  Notwithstanding the foregoing, Landlord’s consent shall not be required in the event of (i) any Transfer by Tenant to an Affiliate, provided that any such Affiliate not referenced in subsection (i) of the definition of “Affiliate” set forth in Exhibit A, has a tangible net worth at least equal to $50,000,000.00 as of the date of the Transfer as evidenced by current financial statements of such Affiliate certified by an officer of such Affiliate, or (ii) any sublease of a portion of the Premises consisting of 10,000 rentable square feet or less (each, a “Permitted Transfer”); provided that the next 4 sentences of this Section 19 shall not apply to any such Permitted Transfer except Tenant shall give Landlord written notice of such Permitted Transfer within 15 days after the effective date of any such Permitted Transfer and a copy of the Permitted Transfer document(s).  If Tenant desires to undertake a Transfer other than a Permitted Transfer, then Tenant shall give Landlord (a) prior to the anticipated effective date of the Transfer, prior written notice thereof, current financial statements of the proposed transferee certified by an officer of the transferee, complete copies of the proposed Transfer documents and any other information Landlord reasonably requests, and (b) on or before the effective date of the Transfer, an assumption agreement or a sublease, as applicable, in form reasonably acceptable to Landlord (executed by Tenant and the transferee), together with a certificate of insurance evidencing the transferee’s compliance with the insurance requirements of Tenant hereunder.  Landlord shall respond to any written request by Tenant for consent to a Transfer within 20 days after the date of Landlord’s receipt of Tenant’s written request for such consent (which written request shall advise Landlord in bold capital letters that Landlord’s consent to the Transfer will be deemed granted if Landlord fails to respond to Tenant’s written request for such consent within such 20 day period), along with all information and documentation required to be provided to Landlord hereunder.  If Landlord fails to respond to Tenant’s written request for such consent within such 20 day time period, then Landlord’s consent to the Transfer will be deemed granted.  Whether or not a Transfer is consummated or approval is granted, Tenant shall pay Landlord’s reasonable attorneys’ and financial consultant’s fees incurred in the review of such Transfer, not to exceed $2,000.00 with respect to each Transfer.  Landlord shall provide a non-disturbance and recognition agreement in commercially reasonable form for any subtenant with a tangible net worth at least equal to $50,000,000.00 as of the date of the Transfer as evidenced by current financial statements of such subtenant certified by an officer of such subtenant.  This Lease may not be assigned by operation of law except as provided herein.  A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer.  In no event shall any Transfer relieve Tenant from any obligation under this Lease.  Landlord’s acceptance of Rent from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.  Any Transfer not in conformity with this Section 19 shall be void at the option of Landlord.  Tenant shall not collaterally mortgage, pledge, hypothecate or otherwise similarly encumber this Lease or any of Tenant’s rights hereunder.

19.2The provisions of Section 19.1 above notwithstanding, if Tenant proposes to Transfer all of the Premises via a sublease for the remainder of the Term, other than pursuant to a Permitted Transfer, Landlord may terminate this Lease by providing written notice of such termination to Tenant within 10 business days after such proposal.  Provided that Tenant is not then in default under this Lease beyond applicable notice and cure periods, if this Lease is not so terminated, Tenant shall retain all of the excess of (i) all compensation received by Tenant for the Transfer over (ii) the Rent allocable to the Premises transferred; provided, however, if Tenant is then in default under this Lease beyond all applicable notice and cure periods, Landlord shall retain all such excess and apply same to Rent hereunder.  Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment had been made.

19.3Notwithstanding the foregoing, Landlord hereby grants its consent to desk-sharing arrangements with persons or entities with which Tenant has a direct business relationship, subject to Landlord’s receipt of a sublease, license or other occupancy agreement by and between Tenant and any such sublessee.  Notwithstanding the foregoing, under no circumstances shall any such desk-sharing sublessee have any right to Building signage.

20.ESTOPPEL, FINANCIALS; SUBORDINATION, ATTORNMENT.

20.1Estoppel; Financials.  Tenant shall, within 15 days after Landlord’s written request from time to time: (a) execute and deliver to Landlord a commercially reasonable estoppel certificate to those named parties as are reasonably requested by Landlord (including a Mortgagee or prospective purchaser) (it being agreed that, without limitation, such estoppel certificate may include a certification as to the status of this Lease, the existence of any Events of Default to Tenant’s knowledge and the amount of Rent that is due and payable); and (b) and at the commencement of each Lease Year (commencing with the second Lease Year), provide to Landlord, any existing or prospective Mortgagee and/or any prospective purchaser the following financial information certified by an officer of the Tenant as being true and correct, upon request by Landlord and after Landlord and any such other party enters into a commercially reasonable form of non-disclosure agreement provided by Tenant, (i) current, accurate, audited financial statements for Tenant and Tenant’s business, and (ii) unaudited financial statements (which shall at least include a balance sheet, an income statement and a statement of cash flow) for Tenant and Tenant’s business for each of the 3 years prior to the current financial statement year prepared under generally accepted accounting principles consistently applied.

20.2Subordination; Attornment.  Tenant accepts that this Lease shall be and at all times remain subject and subordinate to any Mortgage now or in the future affecting the Premises, all without the necessity of Tenant’s executing further instruments to effect such subordination except as required below, provided that Tenant’s rights under this Lease are not materially modified by the Mortgagee and that Tenant’s right of possession of the Premises shall not be disturbed by the Mortgagee, or anyone claiming by, through or under such Mortgagee, so long as Tenant is not in default beyond any applicable notice and cure periods under this Lease; provided that Landlord obtains a subordination, non-disturbance and attornment agreement (“SNDA”) in the form attached hereto as Exhibit M, from the holder of any current or future Mortgage affecting the Property.  So long as Landlord has delivered all required SNDAs, Tenant shall execute and deliver to Landlord, within 15 days after Landlord’s request, any further commercially reasonable instruments confirming the subordination of this Lease and any further commercially reasonable instruments of attornment that the Mortgagee may reasonably request, including an SNDA.  Notwithstanding anything to the contrary contained in this Section 20.2, the holder of any such Mortgage may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of executing, delivery or recording and in the event such Mortgagee shall have the same rights with respect to this Lease as though this Lease has been executed prior to the executing, delivery and recording of such Mortgage.  Tenant agrees to give any Mortgagee, a written copy of any notice of default served upon the Landlord by Tenant concurrently with delivery to Landlord, provided that, prior to such notice, Tenant has been notified in writing of the address of such Mortgagee.  Landlord represents and warrants to Tenant that, as of the Effective Date, there is no Mortgage affecting the Premises.

20.3Landlord’s Subordination.  Provided that there then exists no Event of Default by Tenant under this Lease, within ten (10) business days following Tenant’s prior written request thereof, Landlord shall execute and deliver a subordination of Landlord’s right and lien to any removable fixtures, inventory and equipment installed by Tenant in the Premises, in Landlord’s standard form attached hereto as Exhibit D (which form shall be revised include such commercially reasonable changes that Tenant’s lender or lessee shall reasonably request), to enable Tenant to secure financing of such removable fixtures, inventory and equipment.  Tenant shall pay Landlord’s reasonable attorneys’ and consultant’s fees incurred in connection with the processing and documentation of any subordination for which Landlord’s consent is requested, not to exceed $2,000.00 with respect to each such request.

21.LIMITATION OF LIABILITY.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROJECT.  TENANT SHALL LOOK SOLELY TO LANDLORD’S INTEREST IN THE PROJECT FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD OR ANY LANDLORD INDEMNITEES.  NEITHER LANDLORD NOR ANY LANDLORD INDEMNITEES SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY, AND IN NO EVENT SHALL LANDLORD OR ANY LANDLORD INDEMNITEES BE LIABLE TO TENANT FOR LOST PROFIT,

DAMAGE TO OR LOSS OF BUSINESS OR ANY FORM OF PUNITIVE, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGE, UNLESS DUE TO CONTAMINATION OF THE PREMISES, THE PROPERTY OR THE PROJECT BY LANDLORD OR ANY LANDLORD INDEMNITEES.  WHENEVER LANDLORD TRANSFERS ITS INTEREST AND SUCH TRANSFEREE ASSUMES LANDLORD’S OBLIGATIONS UNDER THIS LEASE, LANDLORD SHALL BE AUTOMATICALLY RELEASED FROM FURTHER PERFORMANCE UNDER THIS LEASE AND FROM ALL FURTHER LIABILITIES AND EXPENSES HEREUNDER AND THE TRANSFEREE OF LANDLORD’S INTEREST SHALL ASSUME ALL LIABILITIES AND OBLIGATIONS OF LANDLORD HEREUNDER ARISING FROM THE DATE OF SUCH TRANSFER.

22.RELOCATION.  Intentionally Deleted.

23.HOLDING OVER.  If Tenant remains in possession of all or any part of the Premises after the expiration or earlier termination of the Term, then such holding over shall be a tenancy at sufferance, for the entire Premises, subject to the terms and conditions of this Lease, except that Tenant monthly installments of Base Rent shall be determined on a per month basis without reduction for partial months during the holdover and shall be 150% of the monthly installment of Base Rent payable for the last full month immediately preceding the holdover plus 100% of the monthly installment of Real Property Taxes and Operating Expenses payable by Tenant for the last full month immediately preceding the holdover.  This Section shall not be construed as Landlord’s permission for Tenant to holdover.  Acceptance of Rent by Landlord following expiration or termination shall not constitute an extension of the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise.  Notwithstanding any provision in this Lease to the contrary, any holdover by Tenant shall constitute an Event of Default on the part of Tenant under this Lease entitling Landlord to exercise, without obligation to provide Tenant any notice or cure period, all of the remedies available to Landlord in the case of an Event of Default by Tenant.  If Tenant remains in possession of all or any part of the Premises after the expiration or earlier termination of the Term, then Tenant shall indemnify and hold Landlord harmless from and against all Losses (including, without limitation, consequential damages) resulting from or arising out of Tenant’s failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related reasonable attorneys’ fees and brokerage commissions.  Landlord shall advise Tenant in writing promptly after Landlord enters into a lease providing for occupancy of any portion of the Premises by a tenant after the Expiration Date (“Landlord’s New Lease Notice”).  Notwithstanding anything to the contrary herein contained, Tenant shall not be liable for any damages as a result of a holdover (other than increased Base Rent as set forth above) unless such holdover continues for a period of more than 60 days after Tenant’s receipt of Landlord’s New Lease Notice.  (For example, (i) if Tenant receives Landlord’s New Lease Notice 60 or more days prior to the Expiration Date, Tenant will be liable for damages as a result of any holdover after the Expiration Date, and (ii) if Tenant receives Landlord’s New Lease Notice 30 days prior to the Expiration Date, Tenant will be liable for damages as a result of the holdover only if it holds over for more than 30 days after the Expiration Date.).

24.NOTICES.  All demands, approvals, consents or notices (collectively referred to as a “notice”) shall be in writing and delivered (except as otherwise permitted under Section 14 above) by hand or sent by registered, express, or certified mail, with return receipt requested or with delivery confirmation requested from the U.S.  postal service, or sent by overnight or same day courier service at the party’s respective Notice Address(es) set forth in Section 1; provided, however, notices sent by Landlord regarding general Building operational matters may be sent via e-mail to the e-mail address provided by Tenant to Landlord for such purpose (which shall be sent to Tim Mueller at tmueller@preludetx.com until changed by Tenant upon notice to Landlord).  In addition, if the Building is closed (whether due to emergency, governmental order or any other reason), then any notice address at the Building shall not be deemed a required notice address during such closure, and, unless Tenant has provided an alternative valid notice address to Landlord for use during such closure, any notices sent during such closure may be sent via e-mail or in any other practical manner reasonably designed to ensure receipt by the intended recipient but shall also be sent to the Building.  Each notice shall be deemed to have been received on the earlier to occur of actual delivery or the date on which delivery is refused.  Either party may, at any time, change its Notice Address (other than to a post office box address) by giving the other party written notice of the new address.  Counsel for any party may give notice on its behalf.

25.SURRENDER.  On the date in which this Lease expires or terminates, Tenant, at its sole cost, shall return possession of the Premises to Landlord in accordance with Tenant’s obligations under this Lease, and otherwise in broom clean good condition, ordinary wear and tear and damage by fire or casualty, condemnation and unperformed Landlord obligations excepted.  Conditions existing because of Tenant’s failure to perform any of its Maintenance obligations hereunder or as a result of the presence of Hazardous Materials on, in, under or about the Premises, the Property, the Project or other property as a result of the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant and/or any Tenant Party shall not be deemed “ordinary wear and tear”.  On or before the expiration or earlier termination of this Lease, except as otherwise expressly set forth under this Lease, Tenant, at its sole cost, shall remove Tenant’s Property from the Property and repair all damage resulting from such removal and restore the Property and the Project to the condition required in this Lease, subject to Section 13.1 above, unless otherwise expressly agreed to in writing by the parties hereto.  If Tenant fails to remove any Tenant’s Property as required hereunder, then Landlord may deem all or any part of Tenant’s Property to be abandoned and, at Landlord’s option, title to Tenant’s Property shall vest in Landlord and/or Landlord, at Tenant’s sole cost, may remove and/or dispose of any Tenant’s Property in any manner Landlord deems appropriate.  Tenant shall have no obligation to remove the Landlord Work or any portion thereof or any Alteration except for any specialty Alteration pursuant to Section 13.1.  If Tenant does not return possession of the Premises to Landlord in the condition required under this Lease, then Landlord shall promptly notify Tenant thereof and Tenant shall pay Landlord, upon demand and presentation of reasonable supporting documentation all reasonable costs incurred by Landlord necessary to put the Premises in the condition required under this Lease.

26.MISCELLANEOUS.

26.1Entire Agreement.  This Lease, Addenda, Exhibits and Schedules set forth all the agreements between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein.  This Lease may be modified only by a written agreement signed by an authorized representative of Landlord and Tenant.

26.2Time of Essence.  Time is of the essence with respect to Tenant’s obligations and Landlord’s obligations under this Lease.

26.3Severability.  If any provision of this Lease or the application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, then the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

26.4Law.  This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

26.5Successors and Assigns.  This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and, subject to compliance with the terms of Section 19, Tenant.

26.6Memorandum of Lease.  Tenant shall not record this Lease or a short form memorandum hereof.  Notwithstanding the foregoing, Tenant, at its sole cost and expense, shall have the right to record a memorandum of this Lease substantially in the form attached hereto as Exhibit N.  Landlord shall reasonably cooperate with Tenant to effectuate any such recording.  Tenant shall reasonably cooperate with Landlord to discharge such recording at the expiration or earlier termination of the Term.

26.7Agency, Partnership or Joint Venture.  Nothing contained herein nor any acts of the parties hereto shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto or any relationship other than the relationship of landlord and tenant.

26.8Merger.  The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing sub-tenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such sub-tenancies.

26.9Headings.  Section headings have been inserted solely as a matter of convenience and are not intended to define or limit the scope of any of the provisions contained therein.

26.10Signs.  Landlord will furnish Tenant Building standard identification signage on or beside the main entrance door to the Premises and Building standard, shared signage on a Building monument sign to be located on the Property, in common with other tenants of the Project.  Tenant shall not place any signs on the Property without the prior consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed so long as such signage is reasonably consistent with the Project standard signage), other than signs that are located wholly within the interior of the Premises and not visible from the exterior of the Premises.  Notwithstanding the foregoing, provided that Tenant continues to lease at least 52% of the Building, Tenant, at its sole cost and expense, shall be permitted to install illuminated signage on the exterior of the Building, subject to (i) Tenant’s compliance with all Applicable Laws, and (ii) Landlord’s prior written approval (which approval shall not be unreasonably withheld, conditioned or delayed so long as such signage is consistent with the signage of other tenants of Landlord in the Project) of such signage, including, without limitation, approval of its appearance, size, lighting, materials and location.  Provided that Tenant continues to lease at least 52% of the Building, Landlord shall not permit other tenants in the Building to have signage on the exterior of the Building, except at entrances exclusively serving such tenants.  Tenant shall Maintain all signs installed by Tenant in good condition.  Tenant shall remove its signs at the termination of this Lease, shall repair any resulting damage, and shall restore any damage due to the installation thereof.

26.11Brokers.  Tenant agrees that it has dealt with no brokers in connection with this Lease, except the Broker(s).  Landlord agrees to pay any commission due by Landlord to the Broker(s) pursuant to a separate agreement.  Tenant agrees to indemnify and hold Landlord harmless from any and all claims for commissions or fees in connection with the Premises and this Lease from any other real estate brokers or agents with whom Tenant may have dealt.  Landlord agrees that it has dealt with no brokers in connection with this Lease, except the Broker(s).  Landlord agrees to indemnify and hold Tenant harmless from any and all claims for commissions or fees in connection with the Premises and this Lease from any other real estate brokers or agents with whom Landlord may have dealt.

26.12Joint and Several.  If Tenant or Landlord consists of more than one person, then the obligation of all such persons shall be joint and several.  In such event, requests or demands from any one person or entity comprising Tenant or Landlord, as applicable, shall be deemed to have been made by all such persons or entities, and notices to any one person or entity shall be deemed to have been given to all persons and entities.

26.13OFAC.  Tenant and Landlord each hereby represents, warrants and certifies that: (a) neither it nor its officers, directors, or controlling owners is acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order, the United States Department of Justice, or the United States Treasury Department as a terrorist, “Specifically Designated National or Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule or regulation that is enforced or administered by the Office of Foreign Assets Control (“SDN”); (b) neither it nor its officers, directors or controlling owners is engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity, or nation; and (c) neither it nor its officers, directors or controlling owners is in violation of Presidential Executive Order 13224, the USA PATRIOT Act, (Public Law 107-56), the Bank Secrecy Act, the Money Laundering Control Act or any regulations promulgated pursuant thereto.  If the foregoing representations are untrue at any time during the Term, then an Event of Default by Tenant or default by Landlord, as applicable, will be deemed to have occurred, without the necessity of notice to the defaulting party.

26.14Intentionally Omitted.

26.15Renewable Energy.  Tenant agrees to cooperate with Landlord in the event that Landlord desires to provide a source of renewable energy to serve the Premises or the Property, such as solar or wind power, and Tenant agrees to same, in which event the parties shall work cooperatively and in good faith to implement.

26.16Force Majeure.  If either party hereto is prevented from performing any obligation hereunder by any strike, act of God, war, terrorist act, shortage of labor or materials, governmental action or orders, civil commotion, epidemic, pandemic, public health emergency or other cause beyond such party’s reasonable control (“Force Majeure”), such obligation shall be excused during (and any time period for the performance of such obligation shall be extended by) the period of such prevention; provided, however, that this Section shall not (a) permit Tenant to hold over in the Premises after the expiration or earlier termination hereof, or (b) excuse (or extend any time period for the performance of) (i) any obligation to remit money or deliver the Security Deposit or any portion thereof, or (ii) any obligation under Sections 10 and 11.

26.17Counterparts; Commercial Rental Unit.  This Lease may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties.  Transmission of a facsimile or by email of a pdf copy or via DocuSign of the signed counterpart of this Lease shall be deemed the equivalent of the delivery of the original, and any party so delivering a facsimile or pdf copy of the signed counterpart of this Lease by email transmission shall in all events deliver to the other party an original signature promptly upon request.  This Lease is a lease of a “commercial rental unit” as defined in the Delaware Landlord-Tenant Code, 25 Del.  C.  Section 5101 et seq.

26.18Waiver of Redemption of Tenant.  Tenant hereby waives, for Tenant and for all those claiming under Tenant, all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises or Property after any termination of this Lease.

26.19Rights Reserved by Landlord.  Landlord excepts and reserves exclusively to itself any and all rights not specifically granted to Tenant under this Lease.  Landlord reserves the right to make changes to the Property, Building and Exterior Areas as Landlord deems appropriate, including, without limitation, the right to grant easements, rights of way, utility raceways and make dedications, to grant lease, license or use rights to third parties, to utilize the foregoing easements or licenses on the Property and/or the Project, to dedicate for public use portions of the Property and/or the Project, to improve the energy efficiency or sustainability of the Building, the Property and/or the Project, and to change the name of the Building, the Property and/or the Project, provided that Landlord obtains Tenant’s prior consent before taking any such actions, such consent not to be unreasonably withheld, conditioned or delayed and to be promptly given by Tenant so long as such actions do not materially and adversely modify either Tenant’s obligations or rights and/or Landlord’s duties under the terms of this Lease.

26.20Exterior Equipment.  Provided Tenant is not then in default under this Lease beyond all applicable notice and cure periods, subject to Tenant’s compliance with the provisions of Section 13 of this Lease, Tenant shall have the right and option, at its sole risk, responsibility, cost and expense, to purchase, install (including, without limitation, any costs associated with upsizing the pipe for any natural gas generator), use and Maintain a back-up diesel or natural gas generator sized appropriately for the demand (approximately 500 kVA) (“Generator”), an external, horizontal liquid nitrogen tank (maximum size of 6,000 gallons) and a horizontal Carbon Dioxide tank (less than 5 tons) (collectively, “Tank”), communication devices (“Antenna”), and a waste storage and pour off area located in the Building of approximately 600 square feet (provided that, after Tenant informs Landlord in writing of Tenant’s intention for such area, the specific use of such area and the materials involved therein, Tenant obtains Landlord’s prior written approval thereof) and a storage area for approximately 20 gas cylinders (collectively, “Outdoor Storage”) (collectively, “Exterior Equipment”) on the Property, under and subject to the following conditions:

26.20.1With respect to the installation, use, Maintenance and removal of the Exterior Equipment, Tenant, at Tenant’s sole cost and expense, shall comply with all Applicable Laws and shall obtain, and deliver to Landlord written evidence of, any approval(s) required under any Applicable Laws or recorded covenants or restrictions applicable to the Property and copies of all permits and approvals therefor.

26.20.2Tenant shall obtain Landlord’s prior written approval of the location of the Exterior Equipment on the Property and of the specifications for the Exterior Equipment, in each case not to be unreasonably withheld, conditioned or delayed.  Tenant, at Tenant’s sole cost and expense, shall purchase and install the Exterior Equipment.  Tenant, at Tenant’s sole cost and expense, shall place the Generator and Tank on manufacturer recommended concrete pads (which, along with the Outdoor Storage areas shall be constructed by Landlord as part of the Tenant Improvements) and enclose and screen (at a height less than 15 feet) the Outdoor Storage area, and the Generator and Tank and such concrete pads on which the Generator and Tank will be located, with pre-cast concrete panels matching the exterior of the Building or other screening reasonably satisfactory to Landlord and otherwise in a manner reasonably satisfactory to Landlord.  The Antenna may be located on the roof, provided that Tenant does not adversely affect the roof warranty and Tenant agrees to consult with Landlord’s roofing contractor prior to installation and strictly to comply with the roofing contractor’s recommendations and requirements.  Tenant shall pay all costs associated with the use of the Exterior Equipment on the Property, including without limitation, reasonable costs and fees Landlord may incur for professional or contractor review and approval and commercially reasonable landscaping costs.

26.20.3Tenant, at Tenant’s sole cost and expense, shall Maintain and repair the Exterior Equipment in a safe, good and orderly condition.  The use, installation, Maintenance and removal of the Exterior Equipment shall be performed by Tenant, at Tenant’s sole cost, in a manner which will not impair the integrity of, damage or adversely affect the warranty applicable to, any portion of the Property.

26.20.4Tenant may, but shall not be obligated to, remove the Exterior Equipment, in which event Tenant, at Tenant’s sole cost and expense, will (i) remove the Exterior Equipment from the

Property (and all wiring therefrom to and through the Building), and (ii) repair any resulting damage (including, without limitation, damage to landscaping or paving).  If Tenant removes the Generator, Tenant shall be obligated to leave all conductors and automatic transfer switches.

26.20.5At least 3 business days prior to installation or removal of the Exterior Equipment, Tenant shall notify Landlord of the date and time of such removal or installation.

26.20.6Tenant’s indemnification of Landlord pursuant to 10.1 of this Lease also applies to the Exterior Equipment and Tenant’s use of any portion of the Property therefor.  Without limiting the foregoing, Tenant solely shall be responsible for any damages or injury caused by or in any way relating to the Exterior Equipment, including, but not limited to, damage or injury to persons or property, including the Property, caused by reason of any leaking of fuel therefrom, except in any case to the extent caused by the gross negligence or willful misconduct of Landlord or any Indemnitee.

26.21Contingency.  Tenant hereby acknowledges that, as of the date hereof, Landlord does not own the Property.  This Lease and the obligations and rights of the parties hereunder are expressly contingent upon Landlord purchasing all of the Property, on terms and conditions satisfactory to Landlord in Landlord’s sole and absolute discretion.  Tenant acknowledges and agrees that Landlord is not making any representation or warranty as to whether the foregoing contingency will be satisfied.  Tenant hereby waives and releases Landlord from and against, any and all claims for recovery against Landlord for any loss or damage to Tenant arising out of or in connection with the foregoing contingency not being satisfied, except to the extent Landlord defaults under this Lease.  Landlord shall use diligent, commercially reasonable efforts to purchase the Property (on terms and conditions satisfactory to Landlord in Landlord’s sole and absolute discretion) on or before November 15, 2021 (the “Contingency Date”) and, if Landlord purchases the Property, the Landlord shall provide notice to Tenant within 5 business days after such purchase (the “Contingency Notice”).  If despite its diligent, commercially reasonable efforts, Landlord does not purchase the Property by the Contingency Date, then at any time thereafter until Tenant receives the Contingency Notice from Landlord, Tenant shall have the right to terminate this Lease upon written notice to Landlord.  Landlord represents and warrants that, upon satisfaction of the contingency, Landlord shall be the fee simple owner of the Project.

26.22Quiet Enjoyment.  Landlord, for itself and its successors and assigns, does hereby covenant with Tenant that, upon observing and performing the covenants and obligations on Tenant’s part to be observed and performed under this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Term without any hindrance of any person, subject, however, to all the terms and provisions of this Lease.

26.23Project Amenities.  Landlord, at its sole cost, in accordance with all Applicable Laws and in a good and workmanlike manner, shall construct meeting rooms, a food service area and a fitness center for non- exclusive use of all the tenants of the Project (the “Project Amenities”) in the building known as Building 700 in Chestnut Run Plaza.  Landlord shall use commercially reasonable efforts to substantially complete the construction of the Project Amenities (i.e., the Project Amenities are complete, subject only to incomplete items which do not adversely affect in a material way or materially interfere with Tenant’s use of the Project Amenities in accordance with the terms and conditions of this paragraph) on or before November 15, 2022, subject to extension for Excusable Delays (as defined below).  Notwithstanding the foregoing, if the construction of the Project Amenities is not substantially completed on or before February 15, 2023, as such date shall be extended for Excusable Delays (such date, as extended, the “Project Amenities Penalty Date”), then Tenant shall receive a credit, which credit shall be applied against Base Rent next due and owing under the Lease, of $466.66 per day for each day after the Project Amenities Penalty Date until the date that the Project Amenities have been substantially completed.  Upon the completion of the construction of the Project Amenities, during the Term or any extended Term, and subject to availability and Landlord’s reasonable rules and regulations therefor, Tenant, at its sole risk and responsibility, shall have the right to use, on a non-exclusive first-come, first-served basis, in common with other tenants of the Project, the Project Amenities.  Neither Landlord nor any Landlord Indemnitee (as defined below) shall have any liability to Tenant or any Tenant Party for any damage, injury, loss, expense, compensation, or claim whatsoever arising out of any such individual’s use of the Project Amenities, except due to the gross negligence or willful misconduct of Landlord or any Landlord Indemnitee.  Notwithstanding anything contained herein to the contrary, if Tenant enters into an agreement with Landlord to lease any portion of the building known as Building 700 in Chestnut Run Plaza that was to be used for the Project Amenities, then this Section shall be deemed terminated, null and void and of no further force or effect as to such leased portion and this Lease shall otherwise continue in full force and effect.

Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:

CRISP PARTNERS LLC

By: /s/ Lawrence J. Stuardi

Name: Lawrence J. Stuardi

Title: Member

TENANT:

PRELUDE THERAPEUTICS INCORPORATED

By: /s/ Krishna Vaddi

Name: Krishna Vaddi

Title: Chief Executive Officer

Exhibit 10.11

EXHIBIT A

DEFINITIONS

“ADA” means the Americans with Disabilities Act of 1990, 42 USC 12111 et seq., as the same may be amended from time to time.

“Additional Rent” means all sums other than Base Rent which Tenant is obligated to pay under the Lease, whether or not such sums are designated Additional Rent, such as Real Property Taxes and Operating Expenses.

“Affiliate” means (i) any entity controlling, controlled by, or under common control of, Tenant, (ii) any successor, directly or indirectly, to Tenant by merger, consolidation or reorganization, (iii) any entity which purchases all of the interests in or assets of Tenant or an operating division, group, or department of Tenant, or which purchases the majority of Tenant’s business conducted in the Premises, (iv) an entity or entities created by the division of Tenant into one or more separate corporations, partnerships, or other entities, (v) in connection with the public offering of the stock of Tenant, any affiliated or successor entity of Tenant, or any entity created in connection with the “spin-off” of an operating division, group, or department of Tenant, including, without limitation, a majority or controlling interest in Tenant.

“Alteration” means any addition, alteration or improvement to the Premises, the Property or the Project, as applicable.

“Applicable Interest Rate” means the lesser of (i) interest at the rate of 12% per month, or (ii) the maximum rate permitted by Applicable Laws.

“Applicable Laws” mean all applicable laws, statutes, codes, ordinances, orders, zoning, rules, regulations, conditions of approval and requirements of all federal, state, county, municipal and governmental authorities and all administrative or judicial orders or decrees and all permits, licenses, approvals and other entitlements issued by governmental entities, and rules of common law, relating to or affecting the Property, the Premises or the Building or the use or operation thereof, whether now existing or hereafter enacted, including, without limitation, the ADA, Environmental Laws and CC&Rs.

“Building Systems” means any electrical, mechanical, plumbing, heating, ventilating, air conditioning, sprinkler, life safety or security systems serving the Building.

“CC&Rs” means any covenants, conditions and restrictions encumbering the Land, the Property and/or the Project or any supplement thereto recorded in any official or public records with respect to the Property and/or the Project or any portion thereof.  Landlord represents and warrants to Tenant that, as of the Effective Date, there are no CC&Rs affecting the Premises, except only for the CC&Rs set forth in Section B, Part II of that certain commitment for title insurance Order Number: 9130913; 763277/216592 dated July 23, 2021 issued by Fidelity National Title Insurance Company, a copy of which is attached hereto as Exhibit Q (collectively, the “Permitted Exceptions”).  Landlord represents and warrants to Tenant that, as of the date hereof, the Permitted Exceptions shall not materially interfere with the use of the Premises for general office, laboratory and research purposes.  Except to the extent required by any governmental authority having jurisdiction or any Applicable Laws, during the Term, Landlord shall not enter into any CC&Rs with respect to any portion of the Project used for Tenant’s business operations, without Tenant’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed and to be promptly given by Tenant so long as such CC&Rs do not materially interfere with Tenant’s business operations at the Premises or do not materially and adversely modify either Tenant’s obligations or rights and/or Landlord’s duties under the terms of this Lease.  Landlord represents and warrants to Tenant that, as

EXHIBIT A

1

of the date hereof, the entire Project consists of one tax parcel.  If, during the Term or any extended Term, Landlord subdivides the Project, then Landlord shall enter into commercially reasonable CC&Rs with respect to the subdivided Project, provided that Landlord obtains Tenant’s prior written consent of the commercially reasonable CC&Rs, such consent not to be unreasonably withheld, conditioned or delayed and to be promptly given by Tenant so long as such CC&Rs do not materially interfere with Tenant’s business operations at the Premises and do not materially and adversely modify Tenant’s obligations and rights and Landlord’s obligations under the terms of this Lease.

“Environmental Laws” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, in, under, or about the Premises or the environment, including without limitation, the following: the federal Comprehensive Environmental Response, Compensation and Liability Act; the federal Resource Conservation and Recovery Act, the federal Clean Air Act; the federal Water Pollution Control Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder.

“Estimated Expenses” means the amount of Landlord’s then current estimate for Tenant’s Share of Real Property Taxes and Operating Expenses.

“Exterior Areas” means all areas and facilities as provided by Landlord from time to time for the use or enjoyment of Tenant and all tenants in the Project, including, if applicable, driveways, sidewalks, parking, loading and landscaped areas.

“Hazardous Materials” means any substance, material, waste, pollutant, or contaminant listed or defined as hazardous, toxic or dangerous under any Environmental Laws, including asbestos, asbestos containing materials, polychlorinated, per- and polyfluoroalkyl substances, and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas) and explosives, flammables, or radioactive substances of any kind, and medical and or laboratory waste including animal carcasses or tissue.

“Indemnitees” means Landlord’s affiliated entities, and each of Landlord’s and Landlords’ affiliated entities’ respective trustees, members, managers, principals, beneficiaries, partners, directors, officers, employees, shareholders, Mortgagees, agents, contractors, representatives, successors and assigns.

“Land” means the parcel(s) of land on which the Building is located or situated or the portion thereof allocated by Landlord to the Building.

“Lease Year” means the period from the Commencement Date through the succeeding 12 full calendar months (provided, however, that, if the Commencement Date does not occur on the first day of a calendar month, then the first Lease Year shall include the partial calendar month in which the Commencement Date occurs and the succeeding 12 full calendar months) and each successive 12-month period thereafter during the Term.

“Maintain” or “Maintenance” means to provide such maintenance, repair and, to the extent reasonably necessary and appropriate, replacement, as may be needed to keep the subject property in good condition and repair.

EXHIBIT A

2

“Mortgage” means all ground leases, master leases and all mortgages and deeds of trust or other lien or encumbrance which now or hereafter affect the Premises, the Property or the Project or Landlord’s interest therein (including any modifications, renewals or extensions thereof and all amendments thereto).

“Mortgagee” means the party having the benefit of a Mortgage.

“Property” means the Premises, the Building, the Land, the Exterior Areas, and all appurtenances to them.  “Rent” means Base Rent and all Additional Rent payable under the Lease.

“Taken” or “Taking” means acquisition by a public authority under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof.

“Tenant Party” or “Tenant’s Parties” means Tenant’s or Tenant’s affiliates’ employees, agents, customers, visitors, representatives, invitees, licensees, contractors, assignees or subtenants.

“Tenant’s Property” means all fixtures, furniture, equipment (including any racking and/or telecommunications, data and/or security equipment), merchandise, inventory, and all other personal property and other contents contained within the Premises whether installed in, or brought upon, the Premises by Tenant, a Tenant Party or Tenant’s assignees, subtenants or occupants.

“Transfer” means (i) any assignment, transfer, pledge or other encumbrance of all or a portion of Tenant’s interest in this Lease, or (ii) any sublease, license or concession of all or a portion of Tenant’s interest in the Premises.

EXHIBIT A

3

Exhibit 10.11

EXHIBIT B

PLAN SHOWING PREMISES AND PARKING AREAS

EXHIBIT B

1

Exhibit 10.11

EXHIBIT C

RULES AND REGULATIONS

1.Tenant shall not impair in any way the fire safety system and shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord, any governmental agency or any insurance company insuring the Building, including without limitation the insurer’s Red Tag Permit System, Hot Work Permit System and all other fire protection impairment procedures.  No person shall go on the roof without Landlord’s prior written permission.

2.Skylights, windows, doors and transoms shall not be covered or obstructed by Tenant.

3.Any sidewalks, lobbies, passages, elevators and stairways shall not be obstructed or used by Tenant for any purpose other than ingress and egress from and to the Premises.  Landlord shall in all cases retain the right to control or prevent access by all persons whose presence, in the reasonable judgment of Landlord, shall be prejudicial to the safety, peace or character of the Property.  Without Landlord’s prior written consent, Tenant shall not hang, install, mount, suspend or attach anything from or to any sprinkler, plumbing, utility or other lines.  If Tenant hangs, installs, mounts, suspends or attaches anything from or to any doors, windows, walls, floors or ceilings, then Tenant shall spackle and sand all holes and repair any damage caused thereby or by the removal thereof at or prior to the expiration or termination of the Lease.

4.No antenna, aerial, discs, dishes or other such device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without the written consent of the Landlord in each instance.  Any device so installed without such written consent shall be subject to removal by Tenant, at Tenant’s sole cost and expense, without notice at any time.  Tenant, at its sole cost and expense, shall repair any damage resulting from such removal and shall restore the Property to good order and condition.

5.No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Landlord.

6.The outside areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish introduced by the Tenant to the reasonable satisfaction of Landlord and Tenant shall not place or permit any obstruction or materials in such areas or permit any work to be performed outside the Premises.

7.No open storage shall be permitted in the Exterior Areas, except as expressly permitted under this Lease.

8.All garbage and refuse shall be placed in containers placed at the location designated for refuse collection, in the manner specified by Landlord.

9.Intentionally deleted.

10.Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke in the Exterior Areas, unless a portion of the Exterior Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Exterior Areas or any other part of the Building.  Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

11.Tenant shall have the right, at Tenant’s sole risk and responsibility, to use 3.5 parking spaces per 1,000 rentable square feet of space in the Premises, on an unreserved and non-exclusive basis,

EXHIBIT C

1

in common with other tenants of the Project in those areas designated by Landlord for non-reserved parking as shown on Exhibit B.  Tenant shall comply with all reasonable parking regulations promulgated by Landlord from time to time for the orderly use of the vehicle parking area, so long as any such regulations do not materially interfere with Tenant’s use and occupancy of the Premises and do not materially increase Tenant’s obligations nor materially decrease Tenant’s rights under this Lease.  The parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles, SUVs or pick-up trucks (“Permitted Size Vehicles”).  No vehicle or equipment shall remain upon the Exterior Area longer than 72 hours without prior notice to Landlord and Landlord prior written approval (such approval not to be unreasonably withheld, conditioned

12.or delayed).  Parked vehicles shall not be used for vending or any other business or other activity while parked in the parking areas.  Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as reasonably directed by Landlord.  Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant’s employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities.  If Tenant permits or allows any of the prohibited activities described in this Section, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to the vehicle owner, which cost shall be immediately payable upon demand by Landlord.  No vehicle or equipment of any kind shall be dismantled or repaired or serviced on the Exterior Area, except in the event of an emergency.  All vehicles entering or parking in the parking areas shall do so at owner’s sole risk and Landlord assumes no responsibility for any damage, destruction, vandalism or theft.

13.Tenant shall not overload the floors or structure of the Building beyond the load limit (to be set forth in the Final TI Construction Documents (as defined in the Work Letter)) from and after the date Tenant has been made aware of such load limit.

14.Tenant shall not use or keep in the Building (i) intentionally deleted, (ii) any explosive or highly flammable material, or (iii) any form of hemp or marijuana or ingredient thereof (e.g., THC or CBD) or any product containing same.

15.Tenant assumes all responsibility for protecting the Premises from theft and vandalism.

16.Tenant shall comply with any reasonable move-in/move-out rules provided by Landlord.

17.Tenant shall not place oversized cartons, crates or boxes in any area for trash pickup without Landlord’s prior written approval.

18.Tenant shall use commercially reasonable efforts to cause all Tenant’s Parties to comply with these Building Rules.

19.Landlord shall not be responsible or liable to Tenant for the non-performance of any other tenant or occupant of the Project of the Rules and Regulations.  Landlord agrees to use commercially reasonable efforts to uniformly enforce the Rules and Regulations against other tenants or occupants of the Project.

20.Capitalized terms used but not defined herein shall have the meanings given in the Lease.

EXHIBIT C

2

Exhibit 10.11

EXHIBIT D

FORM OF LIEN SUBORDINATION

LANDLORD’S SUBORDINATION

The undersigned, _______________________ (“Landlord”), owner of the building located at __________________________________, a portion of which containing approximately ______________ rentable square feet (the “Premises”) is leased to ______________, a ______________________ (“Tenant”), pursuant to that certain lease agreement dated ______________, 20__ (the “Lease”), in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, and at Tenant’s request, hereby agrees that no lien or claim shall be asserted by Landlord against any of the property owned by Tenant and located at the Premises and described on Exhibit “A” attached hereto and made part hereof (the “Subject Property”), which shall be superior in claim or lien priority to any duly perfected security interest of _____________________________________ (“Lender”).

Landlord expressly reserves the right to make any claims and to assert and enforce any liens against Tenant, generally or against the property of Tenant, provided that, to the extent any such property is Subject Property, Landlord’s claim of lien priority shall be junior to that of Lender.

Landlord agrees that Lender may enter upon the Premises at any reasonable time during the term of the Lease to inspect, take possession of and remove the Subject Property from the Premises.  In the event the Premises are vacated by Tenant or the Lease is terminated by Landlord before its natural expiration, Landlord shall promptly provide Lender with notice thereof (“Landlord’s Notice”) at Lender’s mailing address for notices stated below.  Landlord shall have no duty to secure, preserve, protect, care for, insure, take possession of, collect or dispose of any of the Subject Property, and in no event shall Landlord be deemed Lender’s agent with respect to any of the Subject Property.  Lender shall have fifteen (15) days following the date Lender receives Landlord’s Notice to notify Landlord in writing (“Lender’s Notice”) that Lender intends on accessing the Premises within the Access Period (as defined below) in accordance with this Landlord’s Subordination (the “Access Rights”).  In the event Lender timely delivers Lender’s Notice to Landlord, Lender shall have the right to access the Premises, on or before the date that is forty-five (45) days after the date Landlord receives Lender’s Notice (the “Access Period”) and Lender may take possession of and remove any of the Subject Property from the Premises.  Notwithstanding the foregoing, Lender’s Access Rights shall be conditioned upon Lender paying to Landlord, in advance, without notice, demand or setoff, base rent and operating expenses (as described in the Lease) for the entire Access Period, at the rates then applicable under the Lease (calculated on a per diem basis); it being agreed, however, that, in no event shall Lender be obligated to pay base rent and operating expenses for any period to the extent Tenant has paid such rent and operating expenses for such period.  In the event Lender (a) fails to timely deliver Lender’s Notice to Landlord or otherwise notifies Landlord that Lender does not opt to exercise its Access Rights, or (b) fails to exercise its Access Rights and remove all of the Subject Property from the Premises, then thereafter, (i) Lender shall be deemed to have irrevocably abandoned the Subject Property and Lender shall have no further rights, interests or claims in, to or under the Subject Property, and (ii) Landlord may remove and dispose of the Subject Property and Lender hereby releases Landlord from any claim or liability arising therefrom.

Lender shall indemnify, defend and hold harmless Landlord from any and all claims, actions, damages, liabilities and expenses in connection with bodily injury or property damage occasioned by Lender’s entry on the Premises and/or removal of the Subject Property by Lender.  Tenant hereby acknowledges and agrees that Tenant shall not have or assert, and affirmatively waives, all claims against Landlord arising from Landlord granting Lender access to the Premises and the Subject Property pursuant to the terms of this Landlord’s Subordination.  Lender agrees to reimburse Landlord for the costs of repair

EXHIBIT D

1

for any damage done to the Premises as a result of Lender’s entry and/or removal of any of the Subject Property, within thirty (30) days following Landlord’s demand therefor accompanied by reasonable backup documentation.  In no event shall Lender, or anyone acting through Lender, be permitted to conduct a sale or auction of the Subject Property at the Premises.

If any action is brought by any party against any other party, relating to or arising out of this Landlord’s Subordination, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action.

This Landlord’s Subordination shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  This Landlord’s Subordination and all obligations of Landlord hereunder shall terminate upon the satisfaction of the loan between Tenant and Lender.

This Landlord’s Subordination may be executed in counterparts, each of which shall constitute an original, but which, taken together, shall be one original agreement.  Any counterpart of this Landlord’s Subordination may be executed and delivered by electronic transmission (including, without limitation, e- mail) or by portable document format (pdf) and shall have the same force and effect as an original.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE TO FOLLOWS]

EXHIBIT D

2

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this document to be duly signed on the dates set forth opposite their respective signatures.

LANDLORD:

Date:

Name:

Title:

LENDER:

Date:

Name:

Title:

Lender’s mailing address for notices is:

TENANT:

Date:

Name:

Title:

EXHIBIT D

3

EXHIBIT “A” TO LANDLORD SUBORDINATION

[Description of Subject Property from the applicable Loan instruments to be added here]

EXHIBIT D

4

Exhibit 10.11

EXHIBIT E

MINIMUM SERVICE CONTRACT REQUIREMENTS

Service Contract.  The Service Contract for the HVAC System required under Section 12.1 of the Lease must include the following:

a.

The service contract must become effective within 30 days of Tenant’s occupancy of the Premises, and service visits must be performed on at least a quarterly basis unless otherwise agreed in writing by Landlord.  The maintenance contract must include the following services:

b.	Adjust belt tension;
c.	Lubricate all moving parts, as necessary;
d.	Inspect and adjust all temperature and safety controls;
e.	Check refrigeration system for leaks and operation;
f.	Check refrigeration system for moisture;
g.	Inspect compressor oil level and crank case heaters;
h.	Check head pressure, suction pressure and oil pressure;
i.	Inspect air filters and replace when necessary;
j.	Check space conditions;
k.	Check condensate drains and drain pans and clean, if necessary;
l.	Inspect and adjust all valves;
m.	Check and adjust dampers; and
n.	Run machine through complete cycle.

EXHIBIT E

1

Exhibit 10.11

EXHIBIT F

CONFIRMATION OF LEASE TERMS CERTIFICATE

[Date]

Tenant Name & Address

Re:

Single-Tenant Triple Net Lease dated ________________, 20____ (the “Lease”), between ______________________ (“Landlord”) and _______________________ (“Tenant”) for an approximate ____________ rentable square foot premises (“Premises”) located in Landlord’s building (“Building”) at ___________________________________.

Dear Tenant:

This letter serves to confirm the following with respect to the Lease:

Commencement Date:	_______________, 20__
Expiration Date:	_______________, 20__
Base Rent Schedule:

Period	Monthly Base Rent
Month/Day/Year	Amount
Month/Day/Year	Amount
Month/Day/Year	Amount
Month/Day/Year	Amount
Month/Day/Year	Amount

Notwithstanding the foregoing, monthly installments of Base Rent (as well as monthly installments of Real Property Taxes and Operating Expenses) shall be abated for the first [ ] full calendar months of the Term.

EXHIBIT F

1

Please indicate your agreement with this letter by signing where indicated below and returning same to Landlord.

Sincerely,

CRISP Partners LLC, a Delaware limited liability company

By:

Name:

Title:

Acknowledged and Accepted:

Prelude Therapeutics Incorporated

By:

Name:

Title:

Dated:

EXHIBIT F

2

Exhibit 10.11

EXHIBIT G

WORK LETTER

This Exhibit G (referred to herein and in the Lease as the “Work Letter”) accompanies and forms a material part of that certain Single-Tenant Triple Net Lease between CRISP PARTNERS LLC, as Landlord, and PRELUDE THERAPEUTICS INCORPORATED, as Tenant (the “Lease”), and sets forth the respective obligations of Landlord and Tenant for the design and construction of the Base Building Work, the Tenant Improvements and the Tenant Fixturing (as those terms are defined herein).  Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.Project Milestone Schedule; Preliminary Plans

(a)The “Project Milestone Schedule” attached hereto and made a part hereof as Exhibit G-1 sets forth the estimated but targeted time periods and sequencing of each distinct portion, aspect or phase of the activities and tasks to be accomplished by Landlord and Tenant with respect to the design, planning, construction and completion of the Base Building Work and the Tenant Improvements, respectively, as applicable, for: (A) the submittal by Landlord’s Representative to Tenant of respective installments or phases of the (i) Proposed Base Building Plans and Specifications, and (ii) Proposed TI Design Development Plans and Specifications and the Proposed TI Construction Documents (as those terms are defined below), respectively, (B) Tenant’s Design Professional’s (as defined below) review thereof and reasonable comments thereto to Landlord and Tenant, and (C) the resubmittal of revised versions of such installment or phase of the Proposed Base Building Plans and Specifications and Proposed TI Design Development Plans and Specifications and the Proposed TI Construction Documents, respectively, by Landlord to Tenant.  Upon (i) the commencement of the Base Building Work, and (ii) upon the acceptance of a GMP Proposal (as defined below), the Preliminary Project Milestone Schedule shall be updated by mutual written agreement of Landlord and Tenant (as revised, the “Project Milestone Schedule”), provided that the Scheduled TI Substantial Completion Date shall not be modified.  The Project Milestone Schedule shall not be modified during the construction of the Base Building Work or the Tenant Improvements, except (i) as a result of Excusable Delay (as defined below), or (ii) as Landlord and Tenant may otherwise mutually agree in writing.

(b)Attached hereto as Exhibit G-2 are preliminary descriptions of the specifications for the Base Building Work.  Attached hereto as Exhibit G-3 are plans depicting the location of the Premises.  Exhibit G-2 and Exhibit G-3 (collectively, the “Preliminary Plans”) have been approved by Tenant and Landlord.  Landlord and Tenant acknowledge that space planning of the Premises has not been started and that Exhibit G-3 is attached solely for purposes of depicting the location of the Premises.

2.Construction Representatives

(a)Landlord and Tenant acknowledge that the performance of certain aspects of the Base Building Work and the Tenant Improvements, respectively, are either dependent upon prior performance by the other party of aspects of that party’s work or must be performed concurrently or in particular sequence with the performance of that other party’s work, including, but not limited to, design and plan preparation.  This approach, by necessity, requires continuous cooperation and coordination of plan preparation and review procedures and work schedules intended to facilitate and coordinate such critical work items which affect each party’s performance.  To that end, in addition to the terms and conditions set forth herein, Landlord and Tenant will each assign a designated representative (with respect to Tenant, the “Tenant’s Construction Representative” and, with respect to Landlord, the “Landlord’s Construction Representative”) who will facilitate and coordinate design and construction, and Landlord

EXHIBIT G

1

and Tenant may rely on all instructions, consents, agreements, changes and modifications made by such representatives as having been given or made by, and binding upon, Landlord or Tenant, as the case may be.

3.Base Building Work

(a)Description; Contractor.  The “Base Building Work” shall mean (i) the Building and Exterior Areas and all site work and other improvements to be constructed in connection therewith by or on behalf of Landlord, as more particularly described in Final Base Building Plans and Specifications which are to be prepared as set forth below (as defined below), and (ii) performance of vapor intrusion testing on Buildings 700 and 709 and the surrounding areas and if such testing shows exceedances of applicable Environmental Laws, including, but not limited to, OSHA requirements, installation of vapor mitigation systems, which Landlord shall be responsible for maintaining throughout the Term, all of which shall be at Landlord’s sole cost and expense.  As used in the Lease and this Work Letter, the term “Landlord’s Contractor” shall mean a licensed general contractor reasonably selected by Landlord and under contract with Landlord to perform the Base Building Work on behalf of Landlord.  Landlord and Tenant have agreed that the following contractors shall be invited to bid both the Base Building Work and the Tenant Improvements and one of the following shall be selected unless otherwise mutually agreed by Landlord and Tenant: Bancroft, DiSabatino, EDIS, Norwood, and Wohlsen.  Landlord may use more than one Landlord’s Contractor to perform the Base Building Work.  Subject to the terms of Section 4 below, Landlord’s Contractor may also perform the Tenant Improvements.

(b)Base Building Plans and Specifications.

(i)Landlord shall cause L2P (“Tenant’s Design Professional”) to prepare and forward to Tenant’s Construction Representative, in accordance with the Preliminary Project Milestone Schedule, a complete set of the proposed final plans and specifications for the Base Building Work, which shall be consistent with the Preliminary Plans (the “Proposed Base Building Plans and Specifications”).  The parties acknowledge and agree that the time periods set forth in the Project Milestone Schedule for the delivery, review and approval of Proposed Building Plans and Specifications are targeted outside dates and the parties will endeavor in good faith to deliver, review and approve all such plans in fewer days than those set forth in the Project Milestone Schedule, and shall cooperate in scheduling meetings and calls as reasonably required.  Landlord shall use commercially reasonable efforts to provide Tenant with reasonable advance notice of the date on which the initial Proposed Base Building Plans and Specifications will be ready for Tenant’s review.  Within 5 business days after Tenant’s Construction Representative’s receipt of the Proposed Base Building Plans and Specifications, Tenant shall give its written approval or rejection thereof (such approval not to be unreasonably withheld, conditioned or delayed), with all changes “bubbled” or otherwise prominently identified, to Landlord’s Construction Representative and Tenant’s Design Professional.  Within 5 business days after Tenant’s Construction Representative’s receipt of any revised Proposed Base Building Plans and Specifications, Tenant shall deliver to Landlord’s Construction Representative and Tenant’s Design Professional, Tenant’s written approval or rejection thereof (such approval not to be unreasonably withheld, conditioned or delayed), with all changes “bubbled” or otherwise prominently identified.  This process, each party having 5 business days to respond to the other’s reasonable comments and revisions, shall continue until the Proposed Base Building Plans and Specifications have been approved (such approval(s) not to be unreasonably withheld, conditioned or delayed) by both parties hereto.  Tenant’s failure to approve or reject the Proposed Base Building Plans and Specifications within 5 business days after Tenant’s Construction Representative’s first receipt of Landlord’s first revised Proposed Base Building Plans and Specifications shall be deemed a Tenant Delay.  The Proposed Base Building Plans and Specifications as so approved are referred to hereinafter as the “Preliminary Base Building Plans and Specifications.”

EXHIBIT G

2

(ii)Promptly following the approval of the Preliminary Base Building Plans and Specifications, Landlord shall submit the Preliminary Base Building Plans and Specifications to the applicable governmental authority(ies) having jurisdiction over the Premises (collectively, the “Government Agency”) as necessary for the Preliminary Base Building Plans and Specifications and Base Building Work to comply with all Applicable Laws, for review and approval by such Government Agency, and the issuance by such Government Agency of any permits, approvals, licenses or certificates as are necessary for the Preliminary Base Building Plans and Specifications and Base Building Work to comply with all Applicable Laws.  Landlord shall notify Tenant’s Construction Representative in writing of any and all changes or modifications to the Preliminary Base Building Plans and Specifications required by such Government Agency.  If any such changes or modifications by such Government Agency are materially inconsistent or incompatible with the Preliminary Plans or Tenant Improvements, then Landlord’s Construction Representative and Tenant’s Construction Representative shall meet with such Governmental Agency within 3 business days, or as immediately as is practical after Tenant’s Construction Representative’s receipt of the notice of such changes or modifications required by any such Government Agency, to mutually determine, in good faith, what material changes or modifications are practical and acceptable to all parties (such determination not to be unreasonably withheld, conditioned, or delayed).  The Preliminary Base Building Plans and Specifications as so approved, and as so approved by any and all Government Agency, subject to any changes or modifications required by any such Government Agency, are referred to as the “Final Base Building Plans and Specifications.”

(iii)Any approval by Landlord of the Proposed Base Building Plans, Preliminary Base Building Plans and Specifications, or Final Base Building Plans and Specifications (or any iteration thereof) shall not be a representation or warranty of Landlord that the Base Building Work or such documents are adequate for Tenant’s particular manner of use of the Premises.

(c)Permits.  Landlord, at Landlord’s cost, shall be responsible for obtaining all building permits and other governmental licenses, permits and approvals necessary for the construction of the Base Building Work.  Tenant shall cooperate with Landlord, at no material cost to Tenant, in Landlord’s efforts to obtain such permits and other approvals.

(d)Performance of the Base Building Work.  Landlord shall complete the Base Building Work in accordance with the Final Base Building Plans and Specifications.

(e)Costs of the Base Building Work.  Except as otherwise expressly set forth herein, Landlord shall be solely responsible for all costs and expenses incurred in connection with designing and constructing the Base Building Work.

(f)Base Building Work Substantial Completion.  Subject to Excusable Delays (as defined below), Landlord shall use commercially reasonable efforts to cause the Substantial Completion of the Base Building Work to occur on or before the applicable date therefor set forth in the Project Milestone Schedule (the “Scheduled Base Building Work Substantial Completion Date”).  As used in this Section, the term “Substantial Completion of the Base Building Work” (or any variation or derivation thereof) shall mean that Landlord has delivered to Tenant a certificate of Tenant’s Design Professional certifying to Tenant that the Base Building Work has been completed in accordance with the Final Base Building Plans and Specifications and all Applicable Laws, subject only to incomplete items which will not materially affect or impair Landlord’s ability to perform the Tenant Improvements or preclude the issuance of a temporary or permanent certificate of occupancy upon the final completion of the Tenant Improvements and Tenant Fixturing.  The date that Substantial Completion of the Base Building Work actually occurs is referred to as the “Base Building Work Substantial Completion Date.” Notwithstanding anything contained herein, Tenant and Landlord mutually agree and understand that the Base Building Work and the Tenant Improvements and Tenant Fixturing will occur concurrently.

EXHIBIT G

3

(g)Base Building Punch List.  Upon Substantial Completion of the Base Building Work, Landlord, in consultation with Tenant, shall generate a punch list of all asserted incomplete work items in Landlord’s construction of the Base Building Work (the “Base Building Punch List”).  Landlord shall complete all items on the Base Building Punch List within 60 days after the date of the generation of the Base Building Punch List, unless due to Excusable Delays.  Given that the Base Building Work, the Tenant Improvements, and Tenant Fixturing will occur concurrently to an extent, Tenant and Landlord mutually agree and understand that the Base Building Punch List and the Tenant Improvements Punch List may overlap.

4.Tenant Improvements; Design and Bidding; Construction of Tenant Improvements by Landlord’s TI Contractor

(a)Description.  The interior finish work of the Premises as more particularly described in the Final TI Construction Documents shall constitute and be referred to herein as the “Tenant Improvements”.  IT IS ACKNOWLEDGED BY ALL PARTIES THAT THE NATURE OF THIS PROJECT REQUIRES A VERY HIGH DEGREE OF COOPERATION AND COORDINATION BETWEEN LANDLORD AND TENANT, AND THEIR RESPECTIVE DESIGN PROFESSIONALS.  ALL PROCESSES AS DESCRIBED HEREIN ARE INTENDED TO FOSTER THE HIGHEST DEGREE OF COOPERATION AND COORDINATION BETWEEN LANDLORD AND TENANT, AND THEIR RESPECTIVE DESIGN PROFESSIONALS.  Landlord and Tenant shall use expeditious, diligent, good faith, commercially reasonable efforts to cause Tenant’s Design Professional to coordinate with Landlord’s Construction Representative and Tenant’s Construction Representative, to facilitate the efficient and timely preparation and approval of the Proposed TI Design Development Plans and Specifications on or before the respective date or dates set forth herein or in the Preliminary Project Milestone Schedule.

(b)Proposed TI Design Development Plans and Specifications.  Landlord and Tenant shall use expeditious, diligent, good faith, commercially reasonable efforts to cause Tenant’s Design Professional to prepare and forward to Tenant’s Construction Representative, in accordance with the sequence and interim dates and time periods set forth in the Preliminary Project Milestone Schedule, a complete set of design development plans for the Tenant Improvements, which shall consist of space plans, drawings and other plans, specifications and documents to fix and describe the size, character and conditions of the Tenant Improvements (and each aspect and component thereof) (collectively, the “Proposed TI Design Development Plans and Specifications”), which are approved by Landlord and Tenant and which are sufficient for purposes of soliciting proposals from general contractors (and competitive bids from a minimum of 3 subcontractors) to perform the Tenant Improvements for a guaranteed maximum price (“GMP Proposals”).

(c)Proposed TI Construction Documents.  Following approval of the Proposed TI Design Development Plans and Specifications as provided below, Landlord shall cause Tenant’s Design Professional to promptly prepare and forward to Landlord’s Construction Representative and Tenant’s Construction Representative for review and approval by Landlord and Tenant from time to time proposed final construction documents for the Tenant Improvements (which shall be consistent with and conform to the Proposed TI Design Development Plans and Specifications as approved), which shall consist of drawings, plans and specifications setting forth in detail the requirements for the construction of the Tenant Improvements and each aspect and component thereof (collectively, the “Proposed TI Construction Documents”).  The Proposed TI Construction Documents shall be approved as set forth below.

(d)Document Review and Approval.

(i)In order to expedite the preparation, review and approval of the Proposed TI Design Development Plans and Specifications and the Proposed TI Construction Documents, the

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Proposed TI Design Development Plans and Specifications and the Proposed TI Construction Documents may be prepared, submitted, reviewed, revised, resubmitted for review and finalized on a so-called “rolling” basis.  The parties acknowledge and agree that the time periods set forth in the Project Milestone Schedule for the delivery, review and approval of Proposed TI Design Development Plans and Specifications and the Proposed TI Construction Documents, respectively, are targeted outside dates and the parties will endeavor in good faith to deliver, review and approve all such plans in fewer days than those set forth in the Project Milestone Schedule, and shall cooperate in scheduling meetings and calls as reasonably required.  Landlord shall use commercially reasonable efforts to provide Tenant with reasonable advance notice of the date on which the Proposed TI Design Development Plans and Specifications will be ready for Tenant’s review.  Within 5 business days after Tenant’s Construction Representative’s receipt of any Proposed TI Design Development Plans and Specifications or any Proposed TI Construction Documents, Tenant shall give its written approval thereof (such approval not to be unreasonably withheld, conditioned or delayed) or rejection thereof (with all changes “bubbled” or otherwise prominently identified).  If Tenant properly disapproves of any of the Proposed TI Design Development Plans and Specifications or Proposed TI Construction Documents, Landlord shall deliver or cause the Tenant’s Design Professional to deliver to Tenant revised documents, as applicable, which respond to Tenant’s requests for changes.  Tenant shall then again so approve (such approval not to be unreasonably withheld, conditioned or delayed) or specify any such variance within 5 business days.  Tenant’s failure to so approve or reject any of the Proposed TI Design Development Plans and Specifications or Proposed TI Construction Documents within 5 business days after Tenant’s Construction Representative’s and Tenant’s Design Professional’s first receipt of Landlord’s first revised documents, as applicable, shall be deemed a Tenant Delay.  Any changes to the Proposed TI Design Development Plans and Specifications or the Proposed TI Construction Documents, as applicable, required by Tenant shall be in writing and shall be noted on the Proposed TI Design Development Plans and Specifications or the Proposed TI Construction Documents, as applicable.

(ii)Promptly following receipt of reasonable changes submitted by Tenant in compliance with the terms and conditions set forth above, Landlord shall cause Tenant’s Design Professional to incorporate such reasonable changes into the applicable installment or phase of the Proposed TI Design Development Plans and Specifications or the Proposed TI Construction Documents, as applicable, provided, however, any such change must be in compliance with all applicable codes and, furthermore, Tenant shall provide written acknowledgement of any cost impact related thereto as provided below.

(iii)The submittal, review and resubmittal process shall continue until such time as the applicable installment or phase of the Proposed TI Design Development Plans and Specifications and Proposed TI Construction Documents, as applicable, are approved.  Landlord and Tenant shall expeditiously, diligently and in good faith use their commercially reasonable efforts to cause the Proposed TI Design Development Plans and Specifications or Proposed TI Construction Documents to be mutually agreed upon as immediately as possible under the circumstances.  The Proposed TI Design Development Plans and Specifications and Proposed TI Construction Documents as approved by Tenant are referred to as the “TI Design Development Plans and Specifications” and “Final TI Construction Documents”, respectively.

(iv)In addition to and without in any way limiting any other provision of this Work Letter, Landlord and Tenant (and their respective Construction Representatives and Design Professionals) shall fully cooperate with the other (and their respective Construction Representatives and Design Professionals), act reasonably, provide and exchange all information, and shall meet and confer as often as reasonably necessary, to achieve and coordinate to the maximum extent possible the timely preparation, submission, review and completion of the TI Design Development Plans and Specifications and the Final TI Construction Documents, respectively, and to ensure the compatibility of the Base Building Work with the Tenant Improvements.

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(e)Procurement of Bids.  Following completion of the TI Design Development Plans and Specifications (the “Contractor Bidding Period”), Landlord shall use reasonable efforts to obtain, on or before the date set forth therefor in the Preliminary Project Milestone Schedule, from Landlord’s Contractors, a GMP Proposal to perform the Tenant Improvements based on the TI Design Development Plans and Specifications (the “Landlord’s Contractor’s GMP Proposal”).  The Landlord’s Contractor’s GMP Proposal shall include all reasonable documentation as may be reasonably required by Landlord or Tenant to effectively evaluate the Landlord’s Contractor’s GMP Proposal.  Landlord shall provide Tenant with a copy of all Landlord’s Contractor’s GMP Proposals and allow Tenant to review same.  Landlord and Tenant, in their commercially reasonable discretion, shall mutually agree, in good faith, upon the selection of the winning Landlord’s Contractor’s GMP Proposal.  Tenant’s failure to provide Landlord with Tenant’s selection of the winning Landlord’s Contractor’s GMP Proposal within 5 business days after Tenant’s receipt of all 3 Landlord’s Contractor’s GMP Proposals shall be deemed a Tenant Delay.

(f)Landlord’s TI Construction Contract.  Promptly after the selection of the winning Landlord’s Contractor’s GMP Proposal as set forth above, Landlord shall enter into a contract (“Landlord’s TI Construction Contract”) with the winning Landlord’s Contractor (such contractor is hereinafter referred to as “Landlord’s TI Contractor”), in form and substance satisfactory to Landlord, for the construction of the Tenant Improvements in accordance with this Work Letter and based on the winning Landlord’s Contractor’s GMP Proposal.  In no event shall Landlord commence (or cause to be commenced) construction of the Tenant Improvements until a Landlord’s Contractor’s GMP Proposal is selected as set forth above, and Landlord has entered into Landlord’s TI Construction Contract.  Tenant shall be named in the Landlord’s TI Construction Contract as a third-party beneficiary of Landlord’s rights and remedies thereunder, and expressly granted the right to enforce all guarantees and warranties provided by Landlord’s TI Contractor, and its subcontractors and suppliers pursuant to the Landlord’s TI Construction Contract.

(g)Permits.  Except as otherwise expressly set forth herein, Landlord shall be responsible for obtaining, at Tenant’s cost, all building permits and other governmental permits and approvals necessary for the construction of the Tenant Improvements.  Tenant shall cooperate with Landlord, at no material cost to Tenant, in Landlord’s efforts to obtain such permits and other approvals.

(h)Costs of the Tenant Improvements; Allowance.  Landlord agrees to complete the Tenant Improvements, at Tenant’s sole cost and expense (but subject to the application of the Allowance (as defined below) as set forth below), equal to the aggregate of all costs, expenses and fees incurred by or on behalf of Landlord in connection therewith (the “Tenant’s Cost”), including, without limitation, (i) architectural, engineering and design costs, (ii) the cost charged to Landlord by Landlord’s general contractor and all subcontractors for performing the Tenant Improvements, (iii) the cost to Landlord of performing directly any portion of the Tenant Improvements and (iv) Landlord’s construction management fee for Landlord’s supervision of the Tenant Improvements in an amount equal to 5% of the Tenant’s Cost.  Provided Tenant is not in default under the Lease, Landlord agrees to credit Tenant with an allowance (the “Allowance”) equal to the lesser of the Tenant’s Cost or [***].  Landlord’s obligation to complete the Tenant Improvements is contingent upon Tenant paying Landlord the amount by which the estimated amount of the Tenant’s Cost exceeds the Allowance, which amounts shall be paid by Tenant to Landlord after application of the Allowance and within 30 days after being billed therefor, such billings to be based on and accompanied by invoice(s) received by Landlord from its third party contractors and materialmen.  Tenant’s failure to comply with the foregoing sentence shall be deemed a Tenant Delay.  Notwithstanding the foregoing, (i) Landlord’s obligation to credit Tenant as set forth herein shall be delayed (but not terminated) during the pendency of any default by Tenant under this Lease, and (ii) Landlord shall reimburse Tenant as set forth herein if and when Tenant cures any such default.  Upon completion of the Tenant Improvements and determination of the actual Tenant’s Cost, which determination shall occur within a commercially reasonable time period following the completion of the Landlord Work, Landlord or Tenant shall immediately pay to the other (or, at Landlord’s option, Landlord may credit Tenant) the

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amount of any overpayment or deficiency then due from one to the other in connection with the foregoing sentence.  In addition, Tenant shall pay to Landlord, within 30 days after being billed therefor (accompanied by reasonable backup documentation) all costs and any expenses incurred by Landlord due to an increase in the materials cost of the Base Building Work to the extent caused by a Tenant Delay.  Landlord shall have no further obligations to pay for any costs incurred in connection with the Tenant Improvements, except as otherwise expressly set forth in the Lease.

(i)Standard of Performance.  Landlord shall cause Landlord’s TI Contractor to construct and complete the Tenant Improvements in a good and workmanlike manner, in accordance with all Applicable Laws.

(j)Limitation on Landlord’s Responsibility.  Without limiting the foregoing provisions of this Section, Landlord and Tenant agree that Tenant shall be responsible to review the Final TI Construction Documents to ensure the proposed Tenant Improvements are adequate, appropriate, suitable and sufficient for Tenant’s desired purposes and Tenant’s specific manner of use of the Premises.

(k)Substantial Completion of the Tenant Improvements.  Subject to Excusable Delays, Landlord shall use commercially reasonable efforts to cause the Substantial Completion of the Tenant Improvements (as defined below) to occur by September 30, 2022 (the “Scheduled TI Substantial Completion Date”).  As used in this Section 4, “Substantial Completion of the Tenant Improvements” (or any variation or derivation thereof) shall mean that Landlord has delivered to Tenant (a) physical possession of, and access to, the Premises, which shall comply with all Applicable Laws, (b) a certificate of Tenant’s Design Professional certifying that the Tenant Improvements have been substantially completed in accordance with the Final TI Construction Documents and all Applicable Laws, subject only to incomplete items which do not adversely affect in a material way or materially interfere with Tenant’s use and occupancy of the Premises for the Permitted Use, which incomplete items shall be set forth on the Tenant Improvements Punch List (as defined below), and (c) a temporary or permanent certificate of occupancy for Tenant’s use and occupancy of the Premises for the Permitted Use has been issued by the Governmental Agency.  Tenant agrees to cooperate reasonably, at no material cost to Tenant, with Landlord in Landlord’s efforts to obtain the certificate of occupancy and agrees, to the extent any ongoing or incomplete approved Tenant Fixturing (not the Tenant Improvements) could negatively impact Landlord’s ability to obtain a certificate of occupancy for the Tenant Improvements, to suspend all such Tenant Fixturing and (to the extent safe, practicable and in accordance with Applicable Law) cause same not to appear to be in an “in process” condition on any day on which a physical inspection of the Premises is undertaken for issuance of such certificate of occupancy, provided Tenant receives reasonable advance notice thereof.  The date that Substantial Completion of the Tenant Improvements actually occurs is referred to as the “TI Substantial Completion Date.” The date on which both the Base Building Work Substantial Completion Date and the TI Substantial Completion Date are achieved and possession of the Premises is delivered to Tenant is referred to as the “Landlord Work Substantial Completion Date.”

(l)Tenant Improvements Punch List.  Upon Substantial Completion of the Tenant Improvements, Landlord, in consultation with Tenant, shall generate a punch list of all asserted defects or incomplete work items, if any, in Landlord’s construction of the Tenant Improvements (the “Tenant Improvements Punch List”).  Landlord shall complete all items on the Tenant Improvements Punch List within 60 days after the date of the generation of the Tenant Improvements Punch List, unless due to Excusable Delays.

(m)Inclusion of Plans.  As and when developed and approved in accordance with the procedures set forth in this Work Letter, each installment or phase of the TI Design Development Plans and Specifications and the Final TI Construction Documents shall be initialed by Landlord and Tenant, shall be labeled “final” and a schedule of each installment of such TI Design Development Plans and Specifications

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and the Final TI Construction Documents shall thereby be incorporated into and made a part of the Lease as if originally attached thereto at the time of execution of the Lease.

5.Field Adjustments and Change Orders

(a)Tenant acknowledges and agrees that, except as expressly set forth in the Final Base Building Plans and Specifications and the Final TI Construction Documents, the Landlord Work shall be constructed using Building-standard methods, materials and finishes designated by Landlord for the Building, in consultation with Tenant.  Landlord shall have the right, from time to time, to make reasonable and non-material changes/field adjustments (collectively, “Non-Material Field Adjustments”) in and to the Final Base Building Plans and Specifications and the Final TI Construction Documents to the extent that the same shall be necessary in order to adjust to actual field conditions or to cause the work shown on the Final Base Building Plans and Specifications and the Final TI Construction Documents to comply with any applicable requirements of public authorities and/or requirements of insurance bodies.  All Non-Material Field Adjustments (which may be made immediately but confirmed by written change order and notice to Tenant) shall be noted on the applicable plans or documents.  Except for Non-Material Field Adjustments, Landlord shall not make any other changes/field adjustments in and to the Final Base Building Plans and Specifications and the Final TI Construction Documents, without first obtaining the written consent of Tenant, which consent shall not be unreasonably withheld, conditioned or delayed.  Tenant’s failure to respond to Landlord in writing within 2 business days after the date of Tenant’s receipt of Landlord’s written request for such consent shall be deemed a Tenant Delay.

(b)The Base Building Work and the Tenant Improvements are collectively referred to as the “Landlord Work”.  If Tenant shall request any changes to the Final Base Building Plans and/or Specifications and the Final TI Construction Documents that are approved by Landlord pursuant to the process set forth herein (“Change Orders”), Landlord shall have any necessary revisions to the Final Base Building Plans and Specifications and/or the Final TI Construction Documents, as the case may be, prepared, and Tenant shall reimburse Landlord for the cost of preparing such revisions.  Tenant shall be responsible for any Tenant Delay caused by Tenant or any Tenant Party in the completion of the Landlord Work resulting from any Change Orders pursuant to Section 6(c)(i)(1)(D) below.  Landlord shall notify Tenant in writing of (A) the estimated increased cost to the Landlord Work, if any, which will be chargeable to Tenant by reason of such Change Orders, which increased costs together with the costs of preparing revisions to the Final Base Building Plans and/or Specifications and the Final TI Construction Documents are collectively referred to herein as the “Excess Costs”, and (B) Landlord’s estimate of delay resulting from the Change Order.  Tenant shall, within 2 business days after receiving Landlord’s estimate of the Excess Costs and delay, notify Landlord in writing whether it desires to proceed with such Change Order, such notification to be accompanied by payment from Tenant of the Excess Costs.  In the absence of such written authorization, Landlord shall continue work on the construction of the Landlord Work; provided, however, that Landlord may discontinue work on the construction of that portion of the Landlord Work which may be affected by the pending Change Order until it receives notice of Tenant’s decision, if, in Landlord’s commercially reasonable, good faith discretion, Landlord has determined that proceeding with such construction will interfere with the performance of work set forth in the pending Change Order, in which event any delay caused by the discontinuation of such work shall be deemed to be a delay caused by Tenant.  Following approval of the revised Final Base Building Plans and/or Specifications and the Final TI Construction Documents and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Landlord Work to be constructed substantially in accordance with the approved Change Orders.

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6.Delays

(a)Excusable Delay.  Construction Force Majeure (as hereinafter defined) and/or Tenant Delay (as hereinafter defined) are collectively referred as “Excusable Delays”.

(b)Construction Force Majeure.  For purposes hereof, “Construction Force Majeure” shall mean time actually lost by Landlord or Landlord’s contractors, subcontractors or suppliers due to governmental restrictions, limitations and delays (including, without limitation, delays in the issuance of any governmental permit, license and/or approval required to complete the Landlord Work through no fault of Landlord or its agents, employees or contractors), scarcity, unavailability or delay in obtaining fuel, materials, equipment or components (so long as any delays occur despite Landlord’s commercially reasonable diligent efforts), war or other national emergency, accidents, floods, defective materials, fire damage or other casualties, adverse weather conditions which reasonably prevent Landlord from pursuing construction activities in a normal manner, soil conditions, or any other cause similar or dissimilar to the foregoing in any case beyond the reasonable control of Landlord or Landlord’s contractors, subcontractors or suppliers.

(c)Tenant Delay.

(i)For purposes hereof, the terms “Tenant Delay” or “Delay caused by Tenant” shall mean:

1.delay in completion of construction of the Landlord Work caused by any act or failure to act by Tenant or any Tenant Party in violation of this Lease, including, without limitation, (A) delay (beyond the time frames set forth in this Work Letter) by Tenant in approval of the Proposed Base Building Plans and Specifications, Proposed TI Design Development Plans and Specifications, the Proposed TI Construction Documents and other proposed plans and specifications covering work to be performed by Landlord in connection with the Landlord Work, (B) delay in Tenant’s selection of a GMP Proposal beyond any required time period set forth herein, (C) the interference of Tenant with the Landlord Work, or (D) delays resulting from any Change Orders; and

2.delay in the issuance of a certificate of occupancy or completion of construction of the Landlord Work as a result of any act or omission (with respect to any omission, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party (including, without limitation, any delay by Tenant or any Tenant Party in performing Tenant Fixturing), which continues for 1 business day following Tenant’s receipt of notice (it being agreed that email notice shall suffice, which notice shall be sent to Tim Mueller at tmueller@preludetx.com until changed by Tenant upon notice to Landlord) of such delay or Tenant otherwise becoming aware of such delay.

(ii)For purposes of determining Tenant Delay, the term Tenant shall include any Tenant Party.  If the Landlord Work Substantial Completion Date is delayed by a Tenant Delay, then the Landlord Work Substantial Completion Date shall be deemed to have occurred on the date it would have occurred but for such Tenant Delay.  Landlord shall notify Tenant in writing (it being agreed that email notice shall suffice, which notice shall be sent to Tim Mueller at tmueller@preludetx.com until changed by Tenant upon notice to Landlord) of the occurrence of a Tenant Delay event within 3 business days after Landlord actually becomes aware of the occurrence of such Tenant Delay event, provided that if Landlord fails to so notify Tenant within 7 business days after Landlord actually becomes aware of the occurrence of such Tenant Delay event, then, except if Tenant otherwise has become aware of such Tenant Delay (in which case the ensuing language shall not apply), such Tenant Delay shall not be deemed to commence unless and until Tenant’s receipt of such notice at the time that such Tenant Delay is continuing.

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7.Tenant Fixturing and Permits

(a)Concurrently with Landlord’s completion of the Base Building Work and the Tenant Improvements, Tenant shall, at Tenant’s sole cost and expense, commence and thereafter diligently pursue to completion, the installation in and equipping of the Premises with new personal property necessary or proper for the operation of the Permitted Use and perform all other work in the Premises necessary or proper to prepare the Premises for the conduct and operation of the Permitted Use therein (collectively, the “Tenant Fixturing”).  All Tenant Fixturing shall be performed in a good and workmanlike manner and in accordance with all Applicable Laws and in accordance with the terms of the Lease.  Tenant shall, at Tenant’s sole cost and expense, obtain all permits and other governmental permits and approvals necessary for the Tenant Fixturing.  Landlord shall reasonably cooperate with Tenant, at no material cost to Landlord, in Tenant’s efforts to obtain such permits and other approvals.  In addition, Tenant, at its sole cost and expense, shall be solely responsible for obtaining, and delivering copies to Landlord, prior to occupancy of the Premises (or any part thereof), all governmental permits and approvals necessary for the Tenant Fixturing and for Tenant to conduct its business of the Permitted Use in the Premises.

8.Limited Warranty; Bond

(a)Landlord guarantees, for a period of one year following the Landlord Work Substantial Completion Date, (i) the Landlord Work against defective workmanship and/or materials or non-compliance with the Final Base Building Plans and Specifications and/or the Final TI Construction Documents, and (ii) that the Building and the Building Systems, including the roof, floors, walls, doors, dock doors and all other mechanical systems, are and shall be in good, operable condition.  Landlord agrees, during said one-year period at its sole cost and expense, to (i) repair or replace any defective item occasioned by defective workmanship and/or materials or non-compliance with the Final Base Building Plans and Specifications and/or the Final TI Construction Documents, and (ii) make all necessary repairs to keep the Building and the Building Systems, including the roof, floors, walls, doors, dock doors and all other mechanical systems in good, operable condition.  Landlord agrees, upon Tenant’s reasonable prior request, to jointly inspect the Building with a representative of Tenant at any time during the one year guaranty period.  Notwithstanding anything in this paragraph to the contrary, in no event shall Landlord be obligated to make repairs or replacements to items (i) if the costs of such repair or replacement would have been covered by warranty but is no longer covered by warranty due to the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party, or (ii) due to any act or omission (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party (including, without limitation, Tenant’s failure to properly maintain or service any portions of the Building or the Premises or any systems contained thereon that Tenant is required to maintain pursuant to the Lease).

(b)Landlord shall secure a bond against the full value of any contract entered into by Landlord for the completion of the Landlord Work, in form and substance satisfactory to Landlord, in Landlord’s sole and absolute discretion.

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Exhibit 10.11

EXHIBIT “G-1”

Preliminary Project Milestone Schedule

G-1-1

Exhibit 10.11

EXHIBIT “G-2”

Preliminary Plans for Building

PRELIMINARY DESCRIPTIONS OF THE SPECIFICATIONS FOR THE BASE
BUILDING WORK

Chestnut Run Innovation & Science Park (CRISP)

BUILDING 709

CORE & SHELL OUTLINE SCOPE OF WORK

DIVISION I - SCOPE OF WORK

100DESCRIPTION

Renovation of an existing +/- 81,000 square foot, two story office and laboratory building into a Class ‘A’ office and laboratory building.

Site improvements to include American with Disabilities Act (ADA) compliant access to the building, surrounding parking fields and campus amenities.  Existing parking to be re- paved, re-striped and ADA parking provided per Code and exterior landscaping per Campus standards.  Exterior building lighting to be upgraded to Campus standards.

Building improvements to include but not be limited to (i) demolition of existing façade, roofing, roof-top mechanical equipment, and interior finishes; (ii) construction including but limited to a new building envelope, including exterior cladding, doors, windows, roofing and flashing; (iii) construction of interior improvements including ADA compliant ingress and egress, , new electrical service to the building, and plumbing systems to the building, new building IDF utility room, and a new Code compliant elevator.

DIVISION II - SITE WORK & DEMOLITION

200SITEWORK:

•	Repair, replacement and/or addition of ADA compliant building entrances and sidewalks.

201DEMOLITION:

•	Remove and dispose of asbestos, if applicable.
•	Remove and dispose of all existing interior building furnishes, partitions, fixtures, raised slabs, equipment and CMU walls unless marked as “to remain”.
•	Remove and dispose of all exterior wall finishes back to the super-structure.
•	Remove and dispose of all existing mechanical, electrical and plumbing systems and distribution back to the utility demarcation unless marked as to remain.
•

Chilled water and steam and condensate lines to be removed through the foundation walls and capped at a point no less than 20’ from the foundation, at a location coordinated with Landlord.  This scope to be coordinated with Landlord as part of a campus wide shut down.

•	If applicable, identify and retain existing lightning protection grounding grid for reuse.
•	Identify and retain existing IT/Fiber conduits entering and leaving the building.
•	Remove and dispose of all roof-top mechanical equipment, processing equipment, distribution, dunnage and curbs, unless marked as “to remain”.

G-2-1

•	Remove and dispose of all roofing and roofing elements in preparation for the installation of a new roof. Coordinate with roofing contractor to ensure building remains weathertight.
•	Existing loading docks to remain, dock levelers and doors to be removed and disposed of.

DIVISION III - CONCRETE

300CONCRETE WORK

•	Repair and/or replace walkways, curbing, building entrances, and existing loading docks per approved plans.
•	Install new foundations for features as needed.
•	Install pit for new elevator, as needed.
•	Patch, repair, infill and/or level concrete floor slabs throughout the building as required to a smooth and level surface suitable to accept new floor finishes.
•	Infill existing exterior and interior walls, shafts, chases or depressed slabs per approved plans. Work to be coordinated with demolition plans.

DIVISION IV – MASONRY

400Pre-Cast Concrete

•	N/A.

410CMU

•	Install new elevator shaft, including new roof penthouse as required.
•	Patch holes in and make structural repairs to existing CMU walls which are to remain as required.

DIVISION V - METALS

500STRUCTURAL STEEL

•

Existing structural steel to remain.  Supplement as needed for additional loads as required by approved plans for base building including elevator penthouse and base building equipment, roof access and modifications to the structure for other common features and elements.

501MISC. METALS

•	Upgrade or replace existing interior and exterior stair railings per Code.
•	Install new entry vestibule feature at the front of the building per approved plans.
•	Install, as necessary, new ladders to elevator pits.

DIVISION VI - CARPENTRY

600GENERAL CARPENTRY

•	Frame IDF Room, and other common area elements per approved plans.

DIVISION VII - THERMAL & MOISTURE PROTECTION

700ROOFING

•	Install new roof drains and scuppers per approved roofing plan.

G-2-2

•	Roof hatch not required for roofs with stair tower access.
•

Furnish and install new roofing system complete with insulation, flashing, blocking, metal edge, and a fully adhered, 60mil TPO rubber roofing product per manufacturer’s specifications.  Alternate equal roofing products as approved by Landlord may be considered to meet the schedule.

•	Finished roof to include wrapping, flashing and capping all parapet walls per manufacture’s specifications and wrapping and flashing of all curbing, dunnage and sleeper systems installed.
•	Prior to installation of the roofing system, install all curbing, dunnage and sleeper systems necessary to support new rooftop equipment per approved plans.
•	Furnish and install walk pads between roof access points and all base building rooftop equipment access panels.
•	Minimum 20-year labor and material warranty as provided by manufacturer.
•	Final insulation plan and slope to be coordinated and field verified to provide positive drainage, including areas below and between rooftop mechanical curbing.
•	All future roof penetrations, curbing, lightning protection systems, and disturbances of new roof system to be coordinated with roofing contractor so as not to void or invalidate warranty.

710CAULKING

•	Caulk all exterior building joints per manufacturer’s recommendations.

DIVISION VIII - DOORS, WINDOWS AND GLASS.

810INTERIOR DOORS

•	Tenant Improvement:
o	All interior doors to be keyed to building master.
o	All rated doors, frames, and hardware shall be UL listed.
o

Schlage Commercial Series, brushed chrome finish, fully mortised lockset with positive release lever handle; matching trim, master key to be provided by contractor.  Falcon Series T shall be provided by contractor.  Hardware shall be SFIC for Schlage small format cores.  Contractor shall procure Schlage Everest 7-pin cores from Landlord selected Locksmith to ensure proper bitting per Campus standard.

820EXTERIOR DOORS

•	Furnish and install medium style pre-finished aluminum 3’x8’ doors set in aluminum frames with ¼” tinted tempered glass and ADA panic hardware.
•	A minimum of (3) three 40” doors will be provided on the exterior walls to facilitate equipment moves.
•	IDF Room Access Door to be metal, set in hollow metal frames, with ADA lever- set hardware per approved plans.
•	Main building entrance storefront doors to be supplied and installed per approved plans. Door Hardware shall be compatible with maglock access.

830EXTERIOR WINDOWS

•

Furnish and install pre-finished aluminum window frames with 1” tinted insulated glass at vision panels.  Install spandrel glass or architectural metal panels at non- vision panels.  All windows and spandrel to be installed per approved plans.

G-2-3

840INTERIOR GLASS WINDOWS and DOORS

•	N/A shall be part of Tenant Improvement.

DIVISION IX - FINISHES

910EXTERIOR

•	All miscellaneous metal that is not pre-painted to be painted with exterior, metal paint as specified in the finish schedule of the approved plans.
•	Exterior structural concrete to be power washed, sealed and painted as specified in the finish schedule of the approved plans.
•

All foundation penetrations, including penetrations from previous building mechanical piping or conduit, to be sealed watertight.  Any areas evidencing previous or current water infiltration shall be inspected and remedied.

•	Landlord shall coordinate with Tenant to ensure that the exterior façade is ready to support Tenant illuminated signage (TBD).

920INTERIOR

•	N/A shall be part of Tenant Improvement.
•	Common Corridor Finishes:
▪	N/A there are no Common Corridors.
•	Toilet Room Finishes:
▪	Toilet rooms shall be provided as part of Tenant Improvement.
•	Janitor’s Closet:
▪	N/A shall be part of Tenant Improvement.
•	New Elevator Finishes:
▪

Finishes including new flooring, new wall finishes, new ceiling inlay, new lighting and new stainless-steel cladding on elevator doors and frames, all as specified in the finish schedule of the approved plans.

▪	New wall pads to be furnished.
•	Stair Tower Finishes:
▪	Existing stair towers to be re-utilized for emergency egress and shall be brought up to current Code.
▪

Existing stair towers to be refurbished with paint on all walls and miscellaneous metals that are not pre-finished, new flooring on all treads, risers and stair landings, new lighting fixtures, new drywall ceilings or new acoustic ceiling tiles, and new or re-finished stairwell railings, all as specified in the finish schedule of the approved plans.  Stair towers to meet all applicable code requirements.

▪

New stair tower space heaters and electric conduit to be recessed in wall cavities (electric wiring by Tenant as part of Tenant Improvement), with locations field verified and color to match surrounding wall finishes.  Internal thermostats to be set at 55 degrees Fahrenheit upon installation.

G-2-4

DIVISION X - SPECIALTIES

1000FIRE EXTINGUISHERS

•	N/A shall be part of Tenant Improvement.

DIVISION XI – EQUIPMENT

NOT USED

DIVISION XII – FURNISHINGS

1200WINDOW BLINDS

•	Landlord shall furnish Campus standard Mecho window blinds (or equal) at all exterior windows for installation by Tenant as part of Tenant Improvement.

DIVISION XIII – SPECIAL CONSTRUCTION

NOT USED

DIVISION XIV - CONVEYING SYSTEMS

1400ELEVATOR

•	Furnish and install one (1) new 2,500-pound passenger elevator and associated equipment.
•	Elevator shall include a code compliant wireless dialer with internet service and a non-proprietary control system.
•	Electric wiring by Landlord’s contractor shall be connected to a Tenant provided Electric Panel.

DIVISION XV MECHANICAL

1505HVAC –

•	N/A. All HVAC systems and equipment is by Tenant as part of Tenant Improvement

1510PLUMBING

•	6” domestic water feed is stubbed inside of the foundation wall of the building
•	Three 6” Sanitary Sewer feeds are stubbed inside of the foundation wall of the building.
•	Camera and jet existing under-slab and underground drain piping from building to first exterior manhole.
•

Provide four (4) new, recessed frost free lockable exterior hose bibs in locations to be coordinated with Landlord.  Domestic water lines servicing the hose bibs shall be stubbed 9’ above finished floor by Landlord for connection by Tenant as part of the Tenant Improvement.

1520FIRE PROTECTION

•

Furnish and install new fire sprinkler system main piping from new standpipes.  Sprinkler heads to be turned up in shell spaces and shall be turned down and dropped to finish ceiling height in all existing stairwells and IDF rom.  Tenant shall provide all sprinkler pipes and heads up to and including 1½” as part of the Tenant Improvement.  All

G-2-5

sprinkler pipes greater than 1½” shall be provided by Landlord in accordance with final approved building sprinkler plan.
•

Furnish and install new addressable fire alarm system and annunciator panel as required by Code capable of supporting the entire building.  Tenant as part of Tenant Improvement shall provide necessary PAD panels, smoke detectors, heat detectors, pull stations, strobes, speakers, and flow switches.

•	The building will be fully sprinklered. Furnish and install Stortz connection on the building in a location to be coordinated with the Fire Department.
•	Furnish and install a Knox Box on the building as coordinated with Fire Department.

15**GAS

•	Landlord will provide a new gas line fed from an existing 8” main for building use.

DIVISION XVI ELECTRICAL

1600ELECTRICAL

•	Landlord shall provide a minimum 1500 KVA electric service utilizing the existing electrical feed and transformer to the building which will be metered for tenant billing.
•	Power new lighting in stair towers and IDF Room. Electric wiring by Landlord’s contractor shall be connected to a Tenant provided Electric Panel.
•	Provide power to elevator and equipment in coordination with approved plans and specifications. Electric wiring by Landlord’s contractor shall be connected to a Tenant provided Electric Panel.
•	Provide power to exterior building lighting. Electric wiring by Landlord’s contractor shall be connected to a Tenant provided Electric Panel.
•

Temporary interior lighting and heating shall be provided by Tenant as part of Tenant Improvement.  Landlord will be responsible for the costs of electric consumption during both the Core and Shell and the Tenant Improvement projects.

•

As part of the Tenant Improvement, Tenant shall be responsible for obtaining a building Arc Flash and Breaker Coordination study.  All panels and electrical equipment shall be properly labeled in accordance with OSHA standards.  Tenant shall provide Landlord a copy of the studies within 90 days following the Lease Commencement Date.

1610TELEPHONE, DATA and SECURITY

•	Pathways for internet service fiber to be provided in Building common IT room (IDF).
▪	IDF Room shall be painted and shall have badge access and VCT flooring.
▪	4 dedicated quad outlets at 120 v 20 amp capacity each.
▪	A lockable 20U network rack.
▪	UPS power for network rack.
▪	Cooling to be provided by Tenant as part of Tenant Improvement.
▪	Building IDF room shall be accessible from an outside wall. IDF door to be badge access.
•	Security
▪	Main building controller shall be capable of handling 24 doors. Main building controller shall be capable of expanding to a 48 door system.
▪	System shall integrate into the CRISP Switch network for Campus connectivity.

G-2-6

•	Cameras
▪	Exterior Cameras will be per the campus standard specification.
▪	Furnish and install 12 cameras, including 1 camera inside the IDF and 11 cameras outside the building.
▪	All cameras shall be integrated into the CRISP switch, with NVR integrated for remote access.
▪	A minimum of 2 cameras will be allocated to cover the loading dock area of the building.
•	Building Automation System
▪

Landlord will coordinate with Tenant to ensure that the cross communications required between the Fire Protection System and BAS sufficiently meet both Tenant and Landlord needs.  Landlord anticipates that this is likely accomplished via digital inputs and outputs from the various systems.

End of Outline Scope of Work.

G-2-7

Exhibit 10.11

EXHIBIT “G-3”

Preliminary Plans for Premises

G-3-1

Exhibit 10.11

EXHIBIT H

OPTIONS TO RENEW

(a)Provided that there then exists no Event of Default by Tenant under the Lease, nor any event that with the giving of notice and/or the passage of time would constitute an Event of Default, and that Tenant and/or its Permitted Transferee(s) and/or its assignee(s) is/are the sole occupant(s) of the Premises, Tenant shall have the right and option to extend the Term of this Lease for 3 additional periods of 60 months each, exercisable by giving Landlord prior written notice, on or before that date that is 12 months prior to the then current Expiration Date, of Tenant’s election to extend the Term; it being agreed that time is of the essence and that this option is personal to Tenant and any Permitted Transferee or assignee, and is non-transferable to any sublessee (regardless of whether any such sublease was made with or without Landlord’s consent).

(b)Such extensions shall be under the same terms and conditions as provided in the Lease except as follows:

(i)each additional term shall begin on the day after the then current Expiration Date and thereafter the Expiration Date shall be deemed to be the date that is 60 months after the then current Expiration Date;

(ii)there shall be only two further options to extend following the first renewal, one further option to extend following the second renewal, and no further options to extend after the third renewal; and

(iii)the Base Rent for each year of an additional term shall be equal to the lesser of (A) the Base Rent payable in the immediately preceding Lease Year (the “Prior Rent Alternative”), or (B) 95% of the fair market rental value of the Premises and annual increases in fair market rental value (collectively, the “FMR”) applicable at the time Tenant exercises such option (but in no event prior to the date that is 12 months before the then current Expiration Date).  In determining the FMR, Landlord shall take into account and make appropriate adjustments to reflect current market terms, conditions and concessions for similar renewal transactions in similar buildings in the Wilmington, Delaware market area (and taking into account whether such terms, conditions and concessions are being made available by Landlord) at the time Tenant exercises such option (but in no event prior to the date that is 12 months before the then current Expiration Date).Tenant shall pay Real Property Taxes and Operating Expenses for the Premises during the additional period in accordance with the Lease, and the manner and method in which Tenant reimburses Landlord for Tenant’s Share of Real Property Taxes and Operating Expenses and the base year (if any) applicable to such matter, shall be some of the factors considered in determining the FMR for the additional period.

(c)Within 45 days after Landlord receives notice of Tenant’s exercise of the option to extend the Term (but in no event prior to the date that is 12 months before the then current Expiration Date), Landlord will give notice to Tenant (the “Rent Notice”) of Landlord’s opinion of the FMR and comparing the FMR to the Base Rent payable in the immediately preceding Lease Year.  If Tenant does not respond to the Rent Notice within 45 days after receiving it, Landlord’s opinion of the FMR shall be deemed accepted as the Base Rent due for each Lease Year of an additional period.  If, during such 45 day period, Tenant gives Landlord notice that Tenant contests Landlord’s determination of the FMR (an “Objection Notice”), which notice must contain therein Tenant’s opinion of the FMR, the parties will attempt to arrive at a mutually agreeable Base Rent for each Lease Year of an additional period, which, in no event, shall be less than the Prior Rent Alternative.  When the parties come to an agreement, they will both execute an amendment to the Lease establishing the Base Rent for each Lease Year of an additional

EXHIBIT H

1

period.  If, during such 45 day period, Tenant gives Landlord notice that it rescinds its exercise of its option to extend the Term, then the Term shall end on the Expiration Date.

(d)If Landlord and Tenant cannot agree as to the FMR within 15 days after Landlord’s receipt of the Objection Notice, the FMR shall be determined by appraisal.  Within 10 days after the expiration of such 15 day period, Landlord and Tenant shall give written notice to the other setting forth the name and address of an appraiser designated by the party giving notice.  All appraisers selected shall be members of the American Institute of Real Estate Appraisers and shall have had at least 10 years continuous experience in the business of appraising office and laboratory buildings in the Wilmington, Delaware market area.  If either party shall fail to give notice of such designation within the time period provided, then the party who has designated its appraiser (the “Designating Party”) shall notify the other party (the “Non-Designating Party”) in writing that the Non-Designating Party has an additional 10 days to give notice of its designation, otherwise the appraiser, if any, designated by the Designating Party shall conclusively determine the FMR.  If two appraisers have been designated, such appraisers shall attempt to agree upon the FMR.  If the two appraisers do not agree on the FMR within 20 days of their designation, the two appraisers shall designate a third appraiser.  If the two appraisers shall fail to agree upon the identity of a third appraiser within 5 business days following the end of such 20 day period, then either Landlord or Tenant may apply to the American Arbitration Association, or any successor thereto, for the settlement of the dispute as to the designation of the third appraiser and the American Arbitration Association shall designate a third appraiser in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association.  Each of Landlord and Tenant shall furnish each of the three arbitrators with a copy of their respective final determination of the FMR.  The third arbitrator shall proceed with all reasonable dispatch to determine whether Landlord’s final determination of the FMR or Tenant’s final determination of the FMR most closely reflects the FMR, and in no event shall the arbitrator have the right (i) to average the final determination of the FMR of Landlord and Tenant or (ii) to choose another rate.  The decision of such third arbitrator shall in any event be rendered within 30 days after his/her appointment, or within such other period as the parties shall agree, and such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to each of the parties.  The arbitration shall be conducted in accordance with the rules of the American Arbitration Association (or its successor) and applicable laws and this Section, which shall govern to the extent of any conflict between this Section and the rules of the American Arbitration Association.  The FMR as determined in accordance with the provisions of this Section shall be final and binding upon Landlord and Tenant.

EXHIBIT H

2

Exhibit 10.11

EXHIBIT I

OPTION TO EXPAND THE BUILDING

Provided that (i) there then exists no Event of Default by Tenant, nor any event that with the giving of notice and/or the passage of time would constitute an Event of Default, and (ii) that Tenant and/or its Permitted Transferee(s) and/or assignee(s) is/are the sole occupant(s) of the Premises, Tenant shall have the right and option, to request Landlord to construct an addition to the Building to contain approximately 60,000 rentable square feet and to be located on the portion of the Property shown and designated as “Expansion Ground” on Schedule 1 attached hereto (the “Building Addition”), exercisable by Tenant giving Landlord prior written notice (“Tenant’s Expansion Request”), on or before the last day of the initial Term of this Lease, of Tenant’s desire to have Landlord construct the Building Addition so Tenant may lease same from Landlord.  In the event Tenant timely exercises its right and option in accordance with the terms and conditions set forth above, the following shall apply:

(a)Landlord and Tenant shall have 120 days following Landlord’s receipt of Tenant’s Expansion Request within which to promptly and diligently pursue in good faith mutually satisfactory terms for the construction of the Building Addition by Landlord, the leasing of the Building Addition by Tenant and the execution of an amendment to this Lease (or a new lease) incorporating such terms for the construction and leasing of the Building Addition and the incorporation of the Building Addition into the Premises.  If Landlord and Tenant do not execute such amendment or new lease within such 120 days, then the parties shall no longer be required to so pursue same unless and until Tenant makes a new Tenant’s Expansion Request.

(b)Notwithstanding the foregoing:

(i)Landlord shall construct the Building Addition and Tenant shall lease the Building Addition from Landlord in accordance with the terms of this Lease.  The Building Addition shall be deemed to be a part of the Premises and the Building for all purposes under the Lease and Real Property Taxes, Operating Expenses and Tenant’s Share shall be increased to reflect the inclusion of the Building Addition in the Premises and the Building;

(ii)(A) the term of the lease for the Building Addition shall be coterminous with the Term of the Lease, and (B) if the remaining length of the Term of the Lease on the ‘commencement date’ of the term of Tenant’s lease of the Building Addition (“Expansion Commencement Date”) is less than 120 full calendar months, then Tenant must, as a condition to the exercise of its right and option pursuant to this Exhibit, extend the Term of the Lease to a date that is at least 120 full calendar months from the Expansion Commencement Date by entering into a written agreement with Landlord; it being agreed that any such extension shall be deemed to be an exercise of the next two options to renew, if any, available to Tenant hereunder;

(iii)the Base Rent for the Building Addition shall be determined based on the fair market value of built-to-suit construction, taking into account the land value of the Expansion Ground, all shell construction costs, the full amortization of all transaction costs incurred by Landlord (as determined at the time of such lease modification) and a fair market rate of return on the total project costs, all as agreed upon by Landlord and Tenant, but specifically excluding any costs related to remediation required in connection with construction of the Building Addition or resulting from conditions set forth in the Reports, which shall be at Landlord’s sole cost; and

(iv)Landlord shall not be responsible for funding special improvements intended to support activities not consistent with the Permitted Use.

EXHIBIT H

1

(c)At the expiration or earlier termination of the Lease, any Building Addition shall remain on the Property and become the property of Landlord without payment by Landlord.

(d)During the initial Term of the Lease only, Landlord shall not be permitted to construct the Building Addition for another tenant, unless Landlord obtains Tenant’s prior written consent, which may be given or withheld by Tenant in Tenant’s sole and absolute discretion.

(e)Tenant’s right to provide Landlord with Tenant’s Expansion Request is an ongoing right during the initial Term of the Lease, is personal to Tenant and any Permitted Transferee or assignee, and is non-transferable to any sublessee (regardless of whether any such sublease was made with or without Landlord’s consent).

(f)Time is of the essence with respect to Tenant’s and Landlord’s obligations hereunder.

(g)This Exhibit and the obligations and rights of the parties hereunder are expressly contingent upon Landlord obtaining all final, un-appealable licenses, permits and approvals (collectively, the “Building Addition Approvals”) required from the governmental authorities having jurisdiction over the Premises to construct the Building Addition.  Landlord shall use commercially reasonable efforts to obtain the Building Addition Approvals.  Tenant shall reasonably cooperate with Landlord, at no material cost to Tenant, in Landlord’s efforts to obtain the Building Addition Approvals.  Tenant acknowledges and agrees that Landlord is not making any representation or warranty as to whether the foregoing contingency will be satisfied.  Tenant hereby waives and releases Landlord from and against, any and all claims for recovery against Landlord for any loss or damage to Tenant arising out of or in connection with the foregoing contingency not being satisfied, so long as Landlord complies with this Exhibit.

EXHIBIT H

2

Exhibit 10.11

SCHEDULE 1 TO EXHIBIT I

PLAN SHOWING EXPANSION GROUND

EXHIBIT I

1

Exhibit 10.11

EXHIBIT J

OPTION TO RELOCATE

Provided that (i) there then exists no Event of Default by Tenant under this Lease, nor any event that with the giving of notice and/or the passage of time would constitute an Event of Default, and (ii) that Tenant and/or its Permitted Transferee(s) or assignee(s) is/are the sole occupant(s) of the Premises, Tenant shall have the right and option, during the initial Term of this Lease only, to request Landlord to relocate Tenant from the Premises to another building owned by Landlord or an affiliate of Landlord in the Project that contains at least 50% more rentable square feet than the Premises (the “Relocation Right”), exercisable by Tenant giving Landlord prior written notice (“Tenant’s Relocation Request”), of Tenant’s desire to so relocate.  Tenant’s Relocation Request shall designate the size of the relocation space which Tenant desires to lease in good faith (which relocation space shall contain no less than 121,270 rentable square feet).  In the event Tenant timely exercises its right and option in accordance with the terms and conditions set forth above, the following shall apply:

(a)For only 60 days following Landlord’s receipt of Tenant’s Relocation Request, Landlord shall use reasonable efforts (which reasonable efforts shall not include the termination of any existing lease or the relocation of any tenant or occupant or the cessation of active negotiations with another party) to provide Tenant with available space in another building owned by Landlord or its affiliate in the Project in approximately the size of the relocation space designated by Tenant in Tenant’s Relocation Request which could then be leased by Tenant (the “Relocation Space”).  Notwithstanding anything to the contrary contained in this Section, Landlord and Tenant agree that the Relocation Right is subject to (a) any and all contractual obligations of Landlord in leases, amendments or letters of intent existing as of the date Landlord receives the Tenant’s Relocation Request, including, without limitation, any expansion rights, rights of first offer and rights of first negotiation or first refusal possessed by any of Landlord’s tenants, and (b) any and all renewals or extensions of the term of any existing lease to which Landlord is a party, whether or not the right to so extend or renew currently exists, is hereafter granted or otherwise agreed to by Landlord.  Tenant acknowledges and agrees that Landlord is not making any representation or warranty as to whether Landlord will find an available Relocation Space for Tenant with such 60-day time period.  If, within such 60-day time period and despite its reasonable efforts, Landlord cannot find an available Relocation Space for Tenant, then Tenant’s shall be deemed to have withdrawn Tenant’s Relocation Request, the Relocation Right will lapse and be null and void and of no further force or effect, the Lease shall otherwise continue in full force and effect and Tenant hereby waives and releases Landlord from and against, any and all claims for recovery against Landlord for any loss or damage to Tenant arising out thereof or in connection therewith, except with respect to any breach of this Lease by Landlord.

(b)If, within such 60-day time period, Landlord finds an available Relocation Space, Landlord shall provide written notice thereof to Tenant describing the available Relocation Space (the “Landlord’s Relocation Response”), which Tenant shall have the right to accept or reject by giving Landlord written notice of (i) Tenant’s acceptance (the “Relocation Acceptance”), or (ii) Tenant’s rejection (the “Relocation Rejection”), within 10 business days after Tenant’s receipt of Landlord’s Relocation Response.

(i)If (A) Tenant does not timely deliver the Relocation Acceptance or the Relocation Rejection to Landlord within such 10 business days, or (B) Tenant timely delivers the Relocation Rejection to Landlord within such 10 business days, then Tenant shall be deemed to have withdrawn Tenant’s Relocation Request, the Relocation Right will lapse and be null and void and of no further force or effect, the Lease shall otherwise continue in full force and effect and Landlord shall have the right to lease all or part of the Relocation Space to any other party at any time on any terms and conditions acceptable to Landlord.

EXHIBIT J

1

(ii)If Tenant timely delivers the Relocation Acceptance to Landlord within such 10 business days, then Landlord and Tenant shall have 60 days following Landlord’s receipt of the Relocation Acceptance within which they shall promptly and diligently pursue in good faith mutually satisfactory terms for the leasing of the Relocation Space by Tenant, the termination of the Lease on or around the ‘commencement date’ of the new lease for the Relocation Space (“Relocation Commencement Date”) to allow a reasonable period of time for moving and the execution of a new lease agreement incorporating such terms.  If, despite Landlord’s diligent good faith efforts, Tenant does not execute such new lease within such 60 days, then Tenant shall be deemed to have withdrawn Tenant’s Relocation Request, the Relocation Right will lapse and be null and void and of no further force or effect, the Lease shall otherwise continue in full force and effect and Landlord shall have the right to lease all or part of the Relocation Space to any other party at any time on any terms and conditions acceptable to Landlord.

(c)Notwithstanding the foregoing:

(i)(A) the term of the lease for the Relocation Space shall be coterminous with the Term of the Lease, and (B) if the remaining length of the Term of the Lease on the Relocation Commencement Date is less than 120 full calendar months, then Tenant must, as a condition to the exercise of its right and option pursuant to this Exhibit, extend the Term of the Lease to a date that is at least 120 full calendar months from the Relocation Commencement Date by entering into a written agreement with Landlord; it being agreed that any such extension shall be deemed to be an exercise of the next two options to renew, if any, available to Tenant hereunder;

(ii)the Base Rent for the Relocation Space shall be equal to the fair market rental value of the Relocation Space and fair market annual increases in such rental value applicable at the time Landlord and Tenant are negotiating, in good faith, mutually satisfactory business terms for the leasing of the Relocation Space by Tenant, taking into account and making appropriate adjustments to reflect current market terms, conditions and concessions for similar space for similar transactions in similar buildings that are then generally available in the Wilmington, Delaware market area (and taking into account whether such terms, conditions and concessions are being made available by Landlord) at that time;

(iii)Real Property Taxes, Operating Expenses and Tenant’s Share shall be based on the particular building in which the Relocation Space is located and the rentable square feet contained therein; and

(iv)Landlord shall not be responsible for funding special improvements intended to support activities not consistent with the Permitted Use; and

(v)Landlord shall be responsible for performing vapor intrusion testing on any Relocation Space and the surrounding areas and if such testing shows exceedances of applicable Environmental Laws, including, but not limited to, OSHA requirements, prior to the Relocation Commencement Date Landlord shall install a vapor mitigation system, which Landlord shall be responsible for maintaining throughout the term of the lease for the Relocation Space, all of which shall be at Landlord’s sole cost and expense.

(d)

The Lease shall terminate and be deemed of no further force and effect on or around the Relocation Commencement Date (to allow the moving described above) and Tenant shall vacate and surrender the Premises to Landlord in the condition required to be surrendered under the Lease on or before the termination of the Lease (which shall be on or around the Relocation Commencement Date to allow the moving described above).

EXHIBIT J

2

(e)

Tenant’s right to provide Landlord with Tenant’s Relocation Request is a one-time right, except as otherwise provided herein, is personal to Tenant and any Permitted Transferee or assignee, and is non-transferable to any sublessee (regardless of whether any such sublease was made with or without Landlord’s consent).

(f)Time is of the essence with respect to Landlord’s and Tenant’s obligations hereunder.

(g)	Without limiting the foregoing, the obligations under this Exhibit shall not bind any present or future Mortgagee of the Property.

EXHIBIT J

3

Exhibit 10.11

EXHIBIT K

RIGHT OF FIRST OFFER

Subject to (a) the right of any third party that Landlord is then in active negotiations with for lease of Additional Space (as defined below), (b) the tenant in occupancy of any Additional Space renewing or extending such tenant’s term (regardless of whether any such tenant has an option to renew or extend the term under its lease), (c) intentionally deleted, and (d) Landlord’s right to lease any Additional Space to third-party operators of any amenity to be provided by Landlord to the Project, if and when any space (individually, the “Additional Space”) becomes available for rental during the initial Term of the Lease in the building known as Building 700 in Chestnut Run Plaza (the “ROFO Building”), and provided that (i) there then exists no Event of Default by Tenant, nor any event that with the giving of notice and/or the passage of time would constitute an Event of Default, and (ii) that Tenant and/or its Permitted Transferee(s) or assignee(s) is/are the sole occupant(s) of the Premises, Tenant shall have the right of first offer to lease all of any available Additional Space, subject to the following:

(a)On or before the expiration of the 5th Lease Year of the Lease, Landlord shall notify Tenant (the “Offer Notice”) when any Additional Space becomes available for rental by any party other than the tenant then in occupancy of the Additional Space and Tenant shall have 30 days following receipt of the Offer Notice within which to notify Landlord in writing that Tenant elects to lease any such available Additional Space from Landlord upon the terms and conditions of this Lease.

(i)If Tenant timely notifies Landlord in writing within such 30-day time period that Tenant elects to lease the Additional Space, then Landlord and Tenant shall enter into an amendment to this Lease incorporating such Additional Space; provided, however, that, notwithstanding anything contained herein to the contrary, Landlord and Tenant expressly agree that the (A) term of Tenant’s lease of the Additional Space shall be coterminous with the Term of the Lease; (B) Base Rent for the Additional Space shall be the same per square foot Base Rent and increases thereof at the rates then and thereafter payable from time to time under the Lease; (C) Real Property Taxes, Operating Expenses and Tenant’s Share shall be increased to reflect the inclusion of the Additional Space in the Premises; (D) Tenant shall receive the same concessions as set forth in this Lease, adjusted on a prorated basis as applicable.

(ii)If (A) Tenant does not so notify Landlord in writing within such 30 days of its exercise of its option to lease all of the Additional Space, or (B) Tenant notifies Landlord in writing within such 30 days that Tenant is not interested in leasing all of the Additional Space, then this right of first offer to lease all of such Additional Space will lapse and be of no further force or effect, the Lease shall otherwise continue in full force and effect and Landlord shall have the right to lease all or part of the Additional Space to any other party at any time on any terms and conditions acceptable to Landlord that are not materially more favorable to Tenant than the terms and conditions of this Lease.

(b)On and after the commencement of the 6th Lease Year of the Lease but prior to the initial Expiration Date, if a person or entity is interested in leasing any Additional Space other than the tenant then in occupancy of any such Additional Space (unless such tenant does not desire to continue its lease of such space) and (i) such person or entity submits to Landlord, or (ii) Landlord desire to submit to such person or entity, a letter of intent or comparable proposal (the “Proposal”) in connection therewith which Landlord desires to accept, then Landlord shall notify Tenant (the “Proposal Notice”) that Landlord has so received or desires to submit such a Proposal, such Proposal Notice to include an outline of the applicable business terms and conditions of the Proposal.  Tenant shall have 30 days following receipt of the Proposal Notice within which to notify Landlord in writing whether or not Tenant is interested in leasing all of any such Additional Space on the terms set forth in the Proposal Notice.  The terms of the

EXHIBIT K

1

Proposal Notice will be held by Tenant and its employees in a strictly confidential manner and will not be revealed or disseminated to any person or entity other than Tenant’s employees and other parties with a need to know such information in order to evaluate the leasing opportunity, except as required by Applicable Laws or in connection with a dispute involving Landlord and Tenant.

(i)If Tenant timely notifies Landlord in writing within such 30-day time period that Tenant is interested in leasing all of any such Additional Space on the terms set forth in the Proposal Notice, then Landlord and Tenant shall enter into an amendment to the Lease or a new lease for any such Additional Space on the terms set forth in the Proposal Notice and the terms and conditions contained in the Lease which are not inconsistent with the Proposal Notice.

(ii)If (A) Tenant does not so notify Landlord in writing within such 30 days of whether or not Tenant is interested in leasing all of any such Additional Space, (B) Tenant notifies Landlord in writing within such 30 days that Tenant is not interested in leasing all of any such Additional Space on the terms set forth in the Proposal Notice and notifies Landlord that Tenant does not want the fair market rental value of any such Additional Space (and annual increases thereof) to be determined by appraisal (or is silent as to whether or not it wants a determination by appraisal), or (C) Tenant notifies Landlord in writing within such 30 days that Tenant is interested in leasing all of any such Additional Space on the terms set forth in the Proposal Notice (“Tenant’s ROFO Notice”) and Tenant then does not execute such amendment or new lease within 15 days after Landlord’s receipt of Tenant’s ROFO Notice despite Landlord’s good faith, reasonable efforts, then this right of first offer to lease all of such Additional Space will lapse and be of no further force or effect until after the first time it is leased after Tenant’s receipt of the Proposal Notice (except pursuant to the balance of this subpart (ii)), the Lease shall otherwise continue in full force and effect and Landlord shall have the right to lease all or part of the Additional Space to any other party at any time on any terms and conditions acceptable to Landlord, except if Landlord materially changes the economic terms of the Proposal (which shall include a decrease to the Base Rent payable to Landlord of more than 5%), Landlord shall again provide Tenant with a copy of the revised Proposal and Tenant shall again have the rights set forth herein.

(iii)If Tenant timely notifies Landlord in writing within such 30-day time period that Tenant is interested in leasing all of any such Additional Space from Landlord but wants the fair market rental value of any such Additional Space (and annual increases thereof) to be determined by appraisal, then, within 10 days after the expiration of such 30-day period, the fair market rental value of any such Additional Space (and annual increases thereof) shall be determined by appraisal in accordance with the method and procedure set forth in subsection (d) of Exhibit H set forth above and such determination shall be final and binding upon Landlord and Tenant.  Notwithstanding the foregoing, if the fair market rental value of any such Additional Space (and annual increases thereof) is determined by appraisal, then Base Rent for any such Additional Space shall be 95% of what the appraisal determines the fair market rental value of any such Additional Space (and annual increases thereof) to be.

(c)This right of first offer to lease all of any Additional Space is an ongoing right if and when any such Additional Space becomes available, is personal to Tenant and any Permitted Transferee or assignee, and is non-transferable to any sublessee (regardless of whether any such sublease was made with or without Landlord’s consent).  Time is of the essence with respect to Landlord’s and Tenant’s obligations under this Section.

EXHIBIT K

2

Exhibit 10.11

EXHIBIT L

FORM OF LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER ______________

ISSUE DATE: _______________

ISSUING BANK:

SILICON VALLEY BANK

3003 TASMAN DRIVE

2ND FLOOR, MAIL SORT HF210

SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:

CRISP PARTNERS LLC

C/O MRA Group

3 VILLAGE RD, SUITE 200

HORSHAM, PA 19044

APPLICANT:

PRELUDE THERAPEUTICS INCORPORATED

200 POWDER MILL ROAD

EXPERIMENTAL STATION E400/3213

WILMINGTON, DE 19803

AMOUNT:US$4,043,700.00 (FOUR MILLION FORTY THREE THOUSAND SEVEN HUNDRED AND 00/100 U.S.  DOLLARS)

EXPIRATION DATE:_______________ (ONE YEAR FROM ISSUE DATE)

PLACE OF EXPIRATION: ISSUING BANK’S COUNTERS AT ITS ABOVE ADDRESS

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______ IN YOUR FAVOR AVAILABLE BY PAYMENT AGAINST YOUR PRESENTATION TO US OF THE FOLLOWING DOCUMENT:

BENEFICIARY’S SIGNED AND DATED STATEMENT STATING AS FOLLOWS:

“THIS DRAW UNDER YOUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF ___________ REPRESENTS FUNDS DUE AND OWING TO US PURSUANT TO THE TERMS OF THAT CERTAIN LEASE AGREEMENT BETWEEN ________________, AS TENANT, AND ___________________ AS LANDLORD, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED TO DATE.  THE UNDERSIGNED HEREBY CERTIFIES THAT: (I) THE UNDERSIGNED IS AN AUTHORIZED REPRESENTATIVE OF LANDLORD; (II) LANDLORD IS THE BENEFICIARY OF LETTER OF CREDIT NO.  SVBSF ___________ ISSUED BY SILICON VALLEY BANK; AND (III) LANDLORD IS AUTHORIZED TO DRAW DOWN ON THE LETTER OF CREDIT.  THE AMOUNT HEREBY DRAWN UNDER THE LETTER OF CREDIT IS US$_____________, WITH

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PAYMENT TO BE MADE TO THE FOLLOWING ACCOUNT: [INSERT WIRE INSTRUCTIONS (TO INCLUDE NAME AND ACCOUNT NUMBER OF THE BENEFICIARY)].”

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR ADDITIONAL PERIODS OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND TO YOU A NOTICE BY REGISTERED OR CERTIFIED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN CURRENT EXPIRATION DATE.  IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND JULY 31, 2036.  IN THE EVENT WE SEND SUCH NOTICE OF NON-EXTENSION, YOU MAY DRAW HEREUNDER BY YOUR PRESENTATION TO US OF YOUR SIGNED AND DATED STATEMENT STATING THAT YOU HAVE RECEIVED A NON-EXTENSION NOTICE FROM SILICON VALLEY BANK IN RESPECT OF LETTER OF CREDIT NO.  SVBSF______________, YOU ARE DRAWING ON SUCH LETTER OF CREDIT FOR US$______________, AND YOU HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT ACCEPTABLE TO YOU.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE REQUIRED DOCUMENTS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF 210, SANTA CLARA, CA 95054, ATTENTION: GLOBAL TRADE FINANCE.  AS USED IN THIS LETTER OF CREDIT, “BUSINESS DAY” SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE.

FACSIMILE PRESENTATIONS ARE ALSO PERMITTED.  EACH FACSIMILE TRANSMISSION SHALL BE MADE AT: (408) 496-2418 OR (408) 969-6510; AND UNDER CONTEMPORANEOUS

TELEPHONE ADVICE TO: (408) 450-5001 OR (408) 654-7176, ATTENTION: GLOBAL TRADE FINANCE.  ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST.

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE BUT NOT IN PART ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND FOR THE THEN AVAILABLE AMOUNT, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S.  DEPARTMENT OF TREASURY AND U.S.  DEPARTMENT OF COMMERCE.  AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINALS OR COPIES OF ALL AMENDMENTS, IF ANY, TO THIS LETTER OF CREDIT MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT A DULY EXECUTED.  BENEFICIARY SHALL PAY OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT.  EACH TRANSFER SHALL BE EVIDENCED BY EITHER (1) OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE OR (2) OUR ISSUING A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

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IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S.  REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO.  590.

AUTHORIZED SIGNATUREAUTHORIZED SIGNATURE

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Exhibit 10.11

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER _____________

EXHIBIT A

FORM OF TRANSFER FORM

DATE: ___________________

TO: SILICON VALLEY BANK 3003 TASMAN DRIVE SANTA CLARA, CA 95054 ATTN: GLOBAL TRADE FINANCE STANDBY LETTERS OF CREDIT	RE:IRREVOCABLE STANDBY LETTER OF CREDIT NO. __________ ISSUED BY SILICON VALLEY BANK, SANTA CLARA L/C AMOUNT: _________________

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE.  TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE.  ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO EITHER (1) ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER, OR (2) ISSUE A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

SINCERELY, (BENEFICIARY’S NAME) (SIGNATURE OF BENEFICIARY) (NAME AND TITLE)

SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

(Name of Bank)

(Address of Bank)

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Exhibit 10.11

EXHIBIT M

FORM OF SNDA

SUBORDINATION, ATTORNMENT AND
NON-DISTURBANCE AGREEMENT

THIS AGREEMENT made the _____ day of _______________, 202__, by and among ____________________, a __________________________ (the “Landlord”), _____________________, a _______________________ (the “Tenant”) and __________________ (“Bank”).

BACKGROUND

A.

Landlord is, or is about to be, the owner of certain premises located at _________________, _________________, _________________, _________________, as more fully described on Exhibit “A” (“Premises”) (including all rights to leases in connection therewith) which is or will be encumbered by a [Mortgage], dated as of the date hereof, executed and delivered by Landlord in favor of Bank (the “Mortgage”).  The Mortgage, together with all other documents in connection therewith, as they have been or may be modified from time to time, are hereinafter collectively referred to as “Loan Documents”.

B.

Tenant previously entered into a lease dated ______________ for a portion of the Premises comprised of _____ square feet (“Leased Premises”) (together with all amendments, renewals and extensions thereof, collectively referred to as the “Lease”).

C.	The parties desire to set out their understanding as to certain of their respective rights and obligations in the transactions above described.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants herein contained and intending to be legally bound hereby agree as follows:

1.

Warranties and Representations.  Landlord and Tenant each warrants and represents that, as of the date hereof (a) to its knowledge, neither Landlord nor Tenant is in default under the terms of the Lease beyond any applicable notice and cure periods, (b) the Lease is in full force and effect, (c) to its knowledge, no payments under the Lease have been collected, anticipated, waived, released, discounted or otherwise discharged or compromised, except as pursuant to the terms of the Lease, (d) Landlord has not received any deposits from Tenant other than security deposits under the Lease, if any, and (e) to its knowledge, Tenant has no setoff or counterclaim against Landlord under the Lease.

2.

Payment of Rent and Other Monies Under the Lease.  Landlord and Tenant understand and agree that until all sums due under the Loan Documents have been finally paid in full, all payments now or hereafter due Landlord under the Lease shall be paid to or at the direction of Bank, pursuant to instructions sent by Bank in accordance with the Mortgage (it being understood that Bank shall not give any notice to Tenant to pay rents directly to Bank except pursuant to the express terms of the Loan Documents).  Until further notice from Bank, Tenant is directed by Bank to pay all such sums to Landlord.

3.

Nonassumption of Liability by Bank.  Bank does not by execution and acceptance of this Agreement or making demand on or collecting monies under the Lease assume any liability or become liable in any manner whatsoever for the performance of any of the terms and conditions thereof, unless and until Bank shall expressly assume such obligations in writing or except for continued acts or omissions after the Bank becomes the owner of the Premises, nor shall Bank be liable for any act or omission of Landlord,

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nor subject to any offsets or defenses which Tenant may have at any time against the Landlord, except as otherwise expressly set forth herein.
4.

Subordination.  Tenant covenants and agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal, interest and other sums secured thereby.  Tenant, upon request, shall execute and deliver any commercially reasonable certificate or other instrument which Bank may reasonably request to confirm said subordination.

5.

Non-liability of Bank and Successors.  Neither Bank nor any other person acquiring or succeeding to the interests of Landlord as a result of any foreclosure or other proceeding for the enforcement of the Mortgage, or by reason of a transfer of Landlord’s interest under the Lease, pursuant to the taking of a deed in lieu of foreclosure (or similar device), nor such person’s successors and assigns (all of the foregoing, including Bank, being hereinafter referred to as the “Successor”), shall be:

(a)

subject to any credits, offsets, defenses or claims which Tenant might have against any prior landlord (including Landlord) or to the payment of rent or other performance under the Lease, except for continued acts or omissions that continue after such succession or transfer;

(b)	bound by any prepayment of rent more than one month in advance and not actually delivered to the Successor;
(c)	liable for any act or omission of any prior landlord (including Landlord), except for continued acts or omissions to the extent continuing after such succession or transfer;
(d)

required to account or be liable for any security deposits, or any other monies owing by or on deposit with any prior landlord (including Landlord) to the credit of Tenant, which are not actually delivered to the Successor;

(e)	bound by any amendment or modification of the Lease made without its consent;
(f)	bound by any covenant to undertake or complete, or to make any contribution toward, any improvement to or expansion or rehabilitation of the Leased Premises, except as required by the Lease; or
(g)

liable for any payment to Tenant of any sums, or the granting to Tenant of any credit, in the nature of a contribution towards the cost of preparing, furnishing or moving into the Leased Premises or any portion thereof, except as required by the Lease.

6.

Further Subordination.  Tenant covenants and agrees not to subordinate the Lease to any mortgage or other lien encumbering the Premises at any time, other than the Mortgage and any replacement, renewal, consolidation, substitution, extension, modification, spreader and splitter thereof, until all sums due under the Loan Documents have been finally paid in full.

7.

Notice of Default by Landlord.  Tenant covenants and agrees that Tenant will notify Bank in writing of any default by Landlord under the Lease which would entitle Tenant to cancel the Lease or abate or set off the rent or any additional rent payable thereunder, and agrees that notwithstanding any provisions of the Lease, no notice by Tenant of any such cancellation, set off or abatement shall be effective unless Bank has received notice as aforesaid, and (i) has failed within 30 days of its receipt of such notice to cure the default, or (ii) if the default cannot be cured within 30 days, Bank has failed to commence and

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diligently prosecute the curing of the default which gave rise to such right of cancellation, set off or abatement (provided that in no event shall Bank shall have any obligation to cure any such default) to completion within an additional 90 day period.

8.

Attornment.  If the interest of Landlord under the Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Mortgage, pursuant to the taking of a deed in lieu of foreclosure (or similar device) or as a result of the exercise of any power of sale under the Mortgage, Tenant shall be bound to the Successor and, except as provided herein, the Successor shall be bound to Tenant, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if the Successor were the landlord, and Tenant does hereby (i) agree to attorn to the Successor as its landlord, (ii) affirm its obligations under the Lease, and (iii) agree to make payments when due of all sums due under the Lease to the Successor, said attornment, affirmation and agreement to be effective and self-operative upon Tenant and the Successor without the execution of any further instruments.  Tenant shall, at the request of Successor, execute, acknowledge and deliver such further commercially reasonable instruments evidencing such attornment as are reasonably desired by the Successor.  Tenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give it any right or election to terminate or otherwise adversely affect the Lease or the obligations of Tenant thereunder by reason of any foreclosure or similar proceeding.  Anything in the Lease to the contrary notwithstanding, in the event that a Successor shall succeed to the interests of Landlord under the Lease, the Successor shall have no obligation, nor incur any liability, beyond its then interest, if any, in the Premises and Tenant shall look exclusively to such interest of the Successor, if any, in the Premises for the payment and discharge of any obligations imposed upon the Successor hereunder or under the Lease.  Tenant agrees that with respect to any judgment which may be obtained by Tenant against the Successor, Tenant shall look solely to the estate or interest owned by the Successor in the Premises and Tenant will not collect or attempt to collect any such judgment out of any other assets of the Successor.

9.

Non-Disturbance.  As long as no event of default has occurred and is continuing under the Lease, Bank shall not name Tenant as a party defendant to any action for foreclosure or other enforcement of the Mortgage (unless required by law), nor shall the Lease be terminated by Bank in connection with, or by reasons of, foreclosure or other proceedings for the enforcement of the Mortgage, or by reason of a transfer of Landlord’s interest under the Lease pursuant to the taking of a deed in lieu of foreclosure (or similar device), nor shall Tenant’s use or possession of the Leased Premises be interfered with by Bank or any Successor.

10.

Lease Requirements.  Tenant agrees that this Agreement satisfies any condition or requirement in the Lease, if any, relating to the granting of a Non-Disturbance agreement with respect to the Mortgage.  Tenant further agrees that in the event there is any inconsistency between the terms and provisions hereof and the terms and provisions of the Lease, the terms and provisions hereof shall be controlling as between Bank and Tenant.

11.	Modification. This Agreement may not be modified orally or in any other manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.
12.

Notices.  Any notice given pursuant to this Agreement shall be valid only if given in writing, and shall be deemed sufficiently given if sent by hand-delivery, recognized overnight courier services or postpaid, registered or certificate mail, return receipt requested, and shall be effective upon delivery or refusal thereof.  Notice to the parties to this Agreement shall be addressed as follows:

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Landlord:

Attention:

Tenant:

Attention:

Bank:

Attention:

13.

Captions; Counterparts.  It is agreed that the captions of this Agreement are for convenience only and are not a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement.  This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement.

14.

Benefit and Binding Effect; Governing Law.  This Agreement shall bind and inure to the benefit of the successors and assigns of the parties hereto.  This Agreement shall be governed by and construed in accordance with the laws of the state in which the Premises is located, without regard to conflict of law principles.

15.

Estoppel Certificates.  Landlord and Tenant shall, within fifteen (15) days after request of Bank furnish a commercially reasonable estoppel certificate to those named parties as are reasonably requested by Bank (it being agreed that, without limitation, such estoppel certificate may include a certification as to the status of this Lease, the existence of any defaults to such party’s knowledge and the amount of rent that is due and payable).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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Exhibit 10.11

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

LANDLORD:

By:

Name:

Title:

TENANT:

By:

Name:

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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BANK:

NAME

By:

Name:

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

EXHIBIT M

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STATE OF	:
SS.
COUNTY OF	:

On this, the ____ day of _____________, 202__, before me, a Notary Public, personally appeared __________________, who acknowledged himself to be the ________________ of __________________, and that he as such officer, being authorized to do so, executed the foregoing for the purposes therein contained by signing the name of the limited liability company by himself as such officer.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public

My commission expires:

[CONTINUED ON FOLLOWING PAGE]

EXHIBIT M

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STATE OF	:
SS.
COUNTY OF	:

On this, the ____ day of ______________, 202__, before me, a Notary Public, personally appeared ______________________________, who acknowledged himself to be the _______________________ of _______________________, a _______________________, and that he as such officer, being authorized to do so, executed the foregoing for the purposes therein contained by signing the name of the_______________________ by himself as such officer.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public

My commission expires:

[CONTINUED ON FOLLOWING PAGE]

EXHIBIT M

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STATE OF	:
SS.
COUNTY OF	:

On this, the day of ____ day of ______________, 202__, before me, a Notary Public, personally appeared ______________________________, who acknowledged herself to be a ______________________________ of ______________________________, and that she as such officer, being authorized to do so, executed the foregoing for the purposes therein contained by signing the name of the bank by herself as such officer.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public

My commission expires:

[CONTINUED ON FOLLOWING PAGE]

EXHIBIT M

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Exhibit 10.11

EXHIBIT “A” TO SNDA

LEGAL DESCRIPTION

EXHIBIT M

10

Exhibit 10.11

EXHIBIT N

FORM OF MEMORANDUM OF LEASE	Tax Parcel No.: Prepared by/Return to: Christopher J. Lamb, Esquire Troutman Pepper Hamilton Sanders LLP 1313 Market Street, Suite 5100 Wilmington, DE 19801

MEMORANDUM OF LEASE

This Memorandum of Lease (“Memorandum”) is made and executed as of this ____ day of ______________, 2021, by and between CRISP PARTNERS LLC, a Delaware limited liability company with an office at C/O MRA Group, 3 Village Rd., Suite 200, Horsham, PA 19044 (“Lessor”), and PRELUDE THERAPEUTICS INCORPORATED, a Delaware corporation with an office at ________________________________________ (“Lessee”).

Lessor and Lessee have entered into that certain Single-Tenant Triple Net Lease dated ____________ (“Lease”) with respect to certain premises known as Building 709 (the “Leased Premises”) located in Chestnut Run Plaza, the City of Wilmington, New Castle County, Delaware as more particularly described on Exhibit A (“Property”) for the term and on the terms and conditions set forth therein, including certain easements relating thereto.

Lessor and Lessee desire to give notice of the Lease and of the terms, conditions and provisions thereof, including any easements set forth therein.

NOW, THEREFORE, in consideration of the Lease, Lessor and Lessee agree, as follows:

1.

Lease Agreement.  Lessor has leased to Lessee and Lessee has leased from Lessor the Leased Premises, together with certain rights and appurtenances thereto, on and subject to the terms and provisions set forth in the Lease.

2.	Term. The term of the Lease commences on ____________ and expires on ____________, unless sooner terminated pursuant to the provisions thereof.
3.

Notice; Lessee Options and Rights.  The purpose of this Memorandum is to give notice of the Lease and of all provisions thereof to the same extent as if fully set forth herein.  Lessee has the following options pursuant to the express terms and conditions set forth in the Lease: options to renew for three (3) periods of sixty (60) months each, an option to expand the building where the Leased Premises is located, an option to relocate within the Property, a right of first offer to lease space in Building 700 of the Property.  In addition, per the express terms and conditions of the Lease, Lessee has rights with respect to certain amenities to be located in Building 700 at the Property.  If Lessor subdivides the Property, Lessor must enter into commercially reasonable CC&Rs upon the express terms and conditions of the Lease.

4.

Memorandum of Lease Termination.  Upon the expiration or earlier termination of the Lease, Lessee shall, within 10 days after request from Lessor, execute a “Memorandum of Lease Termination” in the form of Exhibit B attached hereto, or in such form as may be required under any applicable laws of the governmental authorities having jurisdiction over the Premises.

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5.

Miscellaneous.  All of the terms, conditions and covenants in the Lease are hereby made a part hereof with the same force and effect as if herein set forth at length.  In the event of any conflict between the terms hereof and the terms of the Lease, the terms of the Lease shall govern.  Nothing contained herein is intended to modify or alter the terms, conditions or provisions of the Lease.  This Memorandum may be executed in counterparts, each of which shall be deemed to constitute an original, but which taken together shall constitute one original agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Memorandum of Lease as of the date first above written.

Attest:

By:

Name:

Title:

Attest:

By:

Name:

Title:

[Appropriate Acknowledgements to be added]

EXHIBIT N

2

Exhibit 10.11

EXHIBIT A TO MEMORANDUM OF LEASE

EXHIBIT N

3

Exhibit 10.11

EXHIBIT B TO MEMORANDUM OF LEASE

FORM OF MEMORANDUM OF LEASE TERMINATION	Tax Parcel No.: Prepared by/Return to: Christopher J. Lamb, Esquire Troutman Pepper Hamilton Sanders LLP 1313 Market Street, Suite 5100 Wilmington, DE 19801

MEMORANDUM OF LEASE TERMINATION

This Memorandum of Lease Termination (“Termination”) is made and executed as of this ____ day of _____________, 2021, by and between CRISP PARTNERS LLC, a Delaware limited liability company with an office at C/O MRA Group, 3 Village Rd., Suite 200, Horsham, PA 19044 (“Lessor”), and PRELUDE THERAPEUTICS INCORPORATED, a Delaware corporation with an office at _______________________________ (“Lessee”).

Lessor and Lessee have entered into that certain Single-Tenant Triple Net Lease dated ______________ (“Lease”) with respect to certain premises (the “Leased Premises”) located in the City of Wilmington, New Castle County, Delaware as more particularly described on Exhibit A (“Property”) for the term and on the terms and conditions set forth therein, including certain easements relating thereto.

A Memorandum of Lease dated as of _______________, 20__ (the “Memorandum”) was subsequently recorded in _______________________________.

NOW, THEREFORE, in consideration of the Lease, Lessor and Lessee agree, as follows:

1.

Termination of Memorandum.  The Lease has terminated or expired in accordance with the terms and conditions more particularly set forth therein, and Lessor and Lessee wish to confirm such termination or expiration and to terminate the Memorandum of record by executing and recording this Termination.  Therefore, in consideration of the Premises and intending to be legally bound, the parties hereto agree that the Lease has terminated and, accordingly, the Memorandum should be and is hereby terminated of record and of no further force and effect.

2.

Miscellaneous.  This Termination shall be binding upon, and shall inure to the benefit of, Lessor and Lessee and their respective successors and assigns.  This Termination may be executed in counterparts, each of which shall be deemed to constitute an original, but which taken together shall constitute one original agreement.

EXHIBIT N

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Memorandum of Lease Termination as of the date first above written.

Attest:

By:

Name:

Title:

Attest:

By:

Name:

Title:

[Appropriate Acknowledgements to be added]

EXHIBIT N

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Exhibit 10.11

EXHIBIT O

OPERATING EXPENSES EXCLUSIONS

1.depreciation and amortization of the Building or Project and any equipment;

2.the cost of the design, construction, renovation, redecorating or other preparation of tenant improvements for Tenant or other tenants or prospective tenants of the Building or Project (including, without limitation, design fees for space planning and all third-party fees and charges, permit, license and inspection fees) and allowances therefor;

3.expenses incurred by Landlord to lease space to new tenants or to retain existing tenants, including, without limitation, legal fees and disbursements, leasing commissions, and advertising, marketing and promotional expenses;

4.costs of items considered capital repairs, replacements, improvements and equipment under GAAP consistently applied or otherwise, except for Permitted Capital Items;

5.rentals for items which if purchased, rather than rented, would constitute a capital improvement which is specifically excluded in clause 4 above;

6.rent value or rental for any property manager’s offices in the Building or Project;

7.wages, salaries, reimbursable expenses, benefits and other compensation of any personnel above the grade of General Manager and of any officers, trustees, members or partners of Landlord, and Landlord’s general overhead expenses;

8.management and administrative fees other than the Permitted Management Fee;

9.reserves;

10.any costs or expenses allocable to the Building due to any declaration of covenants or restrictions to which the Premises may be subject, to the extent otherwise excluded from Operating Expenses pursuant to this Lease;

11.legal, accounting or other professional fees incurred in connection with negotiating, preparing or enforcing leases or lease terms, amendments of leases, terminations of leases or extensions of leases, proceedings against any tenant (including Tenant) relating to the collection of rent or other sums due to Landlord from such tenant or any other disputes with any tenant (including Tenant);

12.legal costs incurred in connection with the development, construction, alteration or improvement of the Building or the Project, or legal, auditing, accounting or other professional fees not allocated to the operation or management of the Project;

13.costs associated with the creation of any ground lease and any rental under any ground or underlying lease;

14.interest, principal, and fees on or with respect to any mortgage encumbering the Building or Project, and any costs and expenses in connection with any financing or refinancing of the Building or Project;

15.repairs or improvements paid for from the proceeds of insurance (or which would have been paid from the proceeds of insurance required to be carried by Landlord under this Lease if Landlord has failed to carry such insurance, or which would have been paid from the proceeds of insurance, but for deductibles under policies carried by Landlord under this Lease in excess of those Landlord is permitted to carry under this Lease), or paid for directly by Tenant, any other tenant(s) of the Building or Project or any third party;

16.any increase in insurance premium to the extent that such increase is caused by or attributable to the use, occupancy or act of another tenant or Landlord;

17.expenses for the replacement of any item covered under warranty to the extent of the warranty, unless such warranty was voided by Tenant or any Tenant Party;

18.amounts received by Landlord through proceeds of insurance to the extent they are compensation for sums previously included in Operating Expenses;

19.costs of repairs, replacements or other work incurred by reason of insurable casualty or eminent domain to the extent of insurance proceeds or condemnation proceeds received by Landlord;

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20.the cost of any work or service performed for or facilities furnished to any tenant of the Building or Project that is not performed for or furnished to Tenant or that is performed for or furnished to any tenant in the Building or Project to a greater extent or in a manner more favorable to such tenant than that performed for or furnished to Tenant;

21.the cost of any utilities (including, without limitation, water, electricity, power, gas, sewer, waste disposal, communication and cable T.V.  facilities, heating, cooling, lighting and ventilation) for which Landlord is reimbursed by Tenant or entitled to be reimbursed by other tenants of the Building or Project (other than through Operating Expenses);

22.any expense for which Landlord is entitled to be reimbursed by any tenant or reimbursed by Tenant as an additional charge in excess of base rent or for which Tenant or any other tenant or occupant of the Building or Project pays directly to third parties;

23.costs of any separate electrical meter or any survey Landlord may provide to any of the other tenants in the Building or Project;

24.costs of any mail center services for other tenants in the Building or Project if such services are not utilized by Tenant;

25.overhead and profit increment paid to affiliates of Landlord for services on or to the Building or the Project or for supplies or other materials, to the extent that the costs of the services, supplies, or materials exceed the competitive costs of the services, supplies, or materials were they not provided by an affiliate of Landlord;

26.costs incurred to test, survey, clean up, contain, encapsulate, abate, remove, dispose of, or otherwise remedy hazardous wastes or asbestos-containing materials on, in, at, under or from the Building or the Project that existed prior to the Commencement Date;

27.costs incurred for permanent and temporary works of art;

28.Landlord’s income taxes and franchise, gains or estate taxes imposed upon the income of Landlord;

29.any costs and expenses in connection with the acquisition or sale of the fee, air rights or development rights with respect to the Building or the Project including, without limitation, survey costs, legal fees and disbursements, transfer taxes or stamps, costs of appraisals, engineering and inspection reports, and brokerage commissions;

30.any costs and compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord for a profit;

31.costs incurred with respect to any specialty use or service in the Building or Project which is operated by Landlord and is not available for use by Tenant or its employees;

32.payment of damages, attorneys’ fees and any other amounts to any person seeking recovery for negligence or other torts of Landlord or Landlord’s employees, contractors or agents (including, without limitation, any tort claims relating to asbestos);

33.the cost of any repairs, alterations, additions, improvements or replacements made to rectify, remedy or correct any structural or other defect in the original design, construction materials, installations or workmanship of the Project;

34.damages and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord’s employees, contractors or agents;

35.costs incurred due to violations by Landlord, or by any tenant (including Tenant) in the Building or Project, of the terms and conditions of any lease, and penalties or interest for late payment of any obligation of Landlord (unless such penalties or interest result from Tenant’s late payment of Rent);

36.Landlord’s general corporate overhead and costs incurred in connection with any office operations of Landlord, including, without limitation, the cost of Landlord’s general corporate accounting and the cost of preparation of Landlord’s income tax or information returns;

37.any tenant improvement allowance given to any tenant (including Tenant) whether given by contribution or credit against rent or otherwise, and any abatements or credits to base rent or additional rent;

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38.the costs incurred in performing work or furnishing services for any tenant (including Tenant) in the Building or Project, whether at such tenant’s or Landlord’s expense, to the extent that such work or service is in excess of any work or service that Landlord is obligated to furnish to such tenant at Landlord’s expense;

39.any rental concessions to, or lease buyouts of, Tenant or any other tenant in the Building or Project;

40.intentionally omitted;

41.the costs, expenses and fees of any asset manager or investment advisor representing Landlord or any partner or any other constituent member of Landlord;

42.costs arising from Landlord’s charitable or political contributions and real estate industry association dues and licensing fees;

43.the cost of future development of the Building or Project;

44.any amounts payable by Landlord by way of indemnity or for damages or which constitute a fine, interest, or penalty other than as a result of the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party, including, without limitation, interest or penalties for any late payments of operating costs;

45.any improvement installed or work performed or any other cost or expense incurred by Landlord in order to comply with the requirements for the obtaining or renewal of a certificate of occupancy for the Building or Project or any space therein;

46.expenses attributable to storage space in the Building or Project;

47.the cost of compliance with the Americans with Disabilities Act of 1990, as amended, except as otherwise expressly permitted in the Lease to be included in Operating Expenses;

48.the operating costs incurred by Landlord relating to retail stores in Building or Project (if any);

49.the cost of overtime or other expense to Landlord in curing its defaults;

50.unusual, one-time costs related to upgrading or improving common areas, including, without limitation, costs associated with installing new carpeting, lighting, restroom fixtures and turnstiles;

51.intentionally omitted;

52.the costs associated with converting building systems away from the use of CFC’s;

53.intentionally omitted;

54.costs relating to withdrawing liability or unfunded pension liability under the Multi-Employer Pension Plan Act or similar law;

55.travel and entertainment costs;

56.costs of gifts;

57.intentionally omitted;

58.costs incurred in connection with the operation and maintenance of Landlord’s information systems;

59.costs associated with the operation of the business of the legal entity which constitutes Landlord, including, without limitation, legal entity formation costs and legal entity accounting fees (including, without limitation, the incremental accounting fees relating to the operation of the Building or Project to the extent incurred separately in reporting operating results to the Building’s or Project’s owners or lenders);

60.intentionally omitted;

61.expenses in connection with the purchase and installation of any informational displays in the Building’s or Project’s elevators or lobbies;

62.cost of signs in or on the Building or Project identifying the owner of the Building or Project or costs of other tenants’ signs;

63.costs and expenses incurred by Landlord in order to comply with any law, rule, ordinance, regulation, statute, requirement, code or executive order, extraordinary as well as ordinary, of any governmental, public or quasi public authority, and any other entity performing similar function, that was applicable to the Premises prior to the Commencement Date and for which compliance is not triggered by Tenant’s specific use or manner of use of the Premises or to Alterations made by Tenant or to the acts or

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omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party;

64.all amounts which would otherwise be included in Operating Expenses which are paid to any affiliate or subsidiaries of Landlord, or any representative, employee or agent of same, to the extent the costs of such services exceed the competitive rates for similar services of comparable quality rendered by persons or entities of similar skill, competence and experience;

65.cost to Maintain the Building footings, foundations, structural steel columns or girders;

66.expenses for any item or service not provided to Tenant but exclusively to certain other tenants in the Building or Project;

67.Landlord’s general corporate overhead and administrative expenses;

68.cost of sculptures, paintings and other objects of art;

69.political and charitable donations;

70.any bad debt loss, rent loss or reserves for bad debt or rent loss;

71.expenses for the defense of the Landlord’s title to all or any part of the Building or Project;

72.intentionally omitted.

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Exhibit 10.11

EXHIBIT P

PROJECT LEGAL DESCRIPTION

All that certain tract or Parcel of land situate and lying in the Christiana Hundred, the County of New Castle, State of Delaware being more particularly bounded and described as follows:

BEGINNING at a point at the Southeasterly end of a 439.12 foot radius junction curve joining the northwesterly right-of-way line of Faulkland Road (Delaware Route 34, variable width) and the northeasterly right-of-way line of Centre Road (Delaware Route 141, variable width), having DE. S.P.C.S. NAD ‘83 (2011) values N:636777.848 & E:602194.139, from said beginning point and in the same bearing system running coincident with the curved northeasterly right-of-way line of Centre Road,

1.

Along a curve to the right with a radius of 439.12 feet, an arc length of 582.22 feet, (said curve having a chord bearing and distance of North 28 degrees 48 minutes 44 seconds West, 540.50 feet) to a point of reverse curvature on the easterly right‐of‐way line of aforesaid Centre Road, evidenced by rebar with cap set; thence, coincident with the line of Centre Road the following two (2) courses and distances:

2.	North 06 degrees 09 minutes 29 seconds East a distance of 757.38 feet to a point, evidenced by a rebar with cap set; thence,
3.

Curving to the right with a radius of 3,674.43 feet, northwestardly, an arc length of 1,112.86 (said curve having a chord bearing and distance of North 17 degrees 21 minutes 21 seconds East a distance of 426.40 feet) to a point, thence leaving the right‐of‐way line of Centre Road;

4.	South 52 degrees 43 minutes 44 seconds East a distance of 50.66 feet to a point, thence;
5.

Along a curve to the right with a radius of 814.00 feet, an arc length of 157.40 feet, (said curve having a chord bearing and distance of South 44 degrees 05 minutes 49 seconds East, 157.15 feet) to a point, thence;

6.	South 38 degrees 33 minutes 27 seconds East a distance of 102.32 feet to a point, thence;
7.

Along a curve to the left with a radius of 384.9 feet, an arc length of 73.33 feet, (said curve having a chord bearing and distance of South 44 degrees 00 minutes 54 seconds East, 73.22 feet) to a point thence;

8.	South 17 degrees 35 minutes 47 seconds East a distance of 36.97 feet to a point, thence;
9.	South 59 degrees 24 minutes 10 seconds East a distance of 64.95 feet to a point, thence;
10.	North 86 degrees 45 minutes 54 seconds East a distance of 42.87 feet to a point, thence;
11.

Along a curve to the left with a radius of 384.90 feet, an arc length of 80.39 feet, (said curve having a chord bearing and distance of South 74 degrees 36 minutes 59 seconds East, 80.24 feet) to a point, thence;

12.	South 80 degrees 35 minutes 57 seconds East a distance of 837.69 feet to a point, thence;

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13.	South 74 degrees 57 minutes 03 seconds East a distance of 58.52 feet to a point, thence;
14.	South 74 degrees 08 minutes 02 seconds East a distance of 22.39 feet to a point, thence;
15.	South 72 degrees 57 minutes 23 seconds East a distance of 30.78 feet to a point, thence;
16.	South 71 degrees 11 minutes 45 seconds East a distance of 30.76 feet to a point, thence;
17.	South 69 degrees 04 minutes 35 seconds East a distance of 46.14 feet to a point, thence;
18.	South 36 degrees 31 minutes 42 seconds East a distance of 51.60 feet to a point, thence;
19.	South 77 degrees 51 minutes 48 seconds East a distance of 24.65 feet to a point, thence;
20.	North 65 degrees 50 minutes 40 seconds East a distance of 41.52 feet to a point, thence;
21.	North 16 degrees 11 minutes 35 seconds East a distance of 33.12 feet to a point, thence;
22.	North 25 degrees 48 minutes 02 seconds West a distance of 31.37 feet to a point, thence;
23.	North 09 degrees 57 minutes 39 seconds East a distance of 85.93 feet to a point, thence;
24.

Along a curve to the right with a radius of 600.00 feet, an arc length of 303.63 feet, (said curve having a chord bearing and distance of North 24 degrees 27 minutes 30 seconds East, 300.40 feet) to a point, thence;

25.	North 38 degrees 57 minutes 21 seconds East a distance of 124.51 feet to a point, thence;
26.	South 29 degrees 24 minutes 32 seconds East a distance of 62.92 feet to a point, thence;
27.	South 70 degrees 13 minutes 34 seconds East a distance of 105.66 feet to a point, thence;
28.	North 67 degrees 36 minutes 25 seconds East a distance of 295.63 feet to a point, thence;
29.

South 53 degrees 59 minutes 36 seconds East a distance of 172.73 feet to a point corner to the same, evidenced by a monument found; thence, still coincident with Parcel #07‐032.40‐119 and extending along Parcel #07‐032.40‐031,

30.

South 53 degrees 09 minutes 06 seconds East a distance of 924.28 feet to a point, corner to Parcel #07‐032.40‐031, evidenced by an iron pipe found; thence, coincident with the same and extending along Parcel #07‐032.40‐032,

31.

South 53 degrees 21 minutes 36 seconds East a distance of 199.94 feet to a point, corner to Parcels #07‐032.40‐032 & 07‐032.40‐035, evidenced by an iron pipe found; thence, coincident with Parcel #07‐032.40‐035 and extending along Parcel #07‐032.40‐036,

32.

South 53 degrees 04 minutes 21 seconds East a distance of 358.74 feet non‐radially to a point in the curved line of the Delaware Valley Railroad, evidenced by a monument found; thence, coincident with the line of the Delaware Valley Railroad the following four (4) courses and distances:

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33.

Along a curve to the left with a radius of 746.78 feet, an arc length of 484.61 feet, (said curve having a chord bearing and distance of South 21 degrees 38 minutes 58 seconds West, 476.15 feet) to a point of compound curvature, evidenced by a monument found; thence;

34.

Along a curve to the left with a radius of 719.20 feet, an arc length of 323.67 feet, (said curve having a chord bearing and distance of South 09 degrees 00 minutes 33 seconds East, 320.95 feet) to a point, evidenced by a monument found; thence;

35.	South 21 degrees 54 minutes 07 seconds East a distance of 427.70 feet to a point of curvature, evidenced by a monument found; thence;
36.

Along a curve to the left with a radius of 1965.68 feet, an arc length of 15.72 feet, (said curve having a chord bearing and distance of South 22 degrees 07 minutes 51 seconds East, 15.72 feet) to a point in the northerly line of Faulkland Road (Delaware Route 34, variable width right of way), evidenced by a rebar white cap set; thence, coincident with the line of said Faulkland Road ;

37.	North 89 degrees 40 minutes 29 seconds West a distance of 660.93 feet to a point of curvature, evidenced by a rebar with cap set; thence;
38.

Along a curve to the left with a radius of 985.37 feet, an arc length of 381.79 feet, (said curve having a chord bearing and distance of South 79 degrees 13 minutes 31 seconds West, 379.41 feet) to a point, thence;

39.	South 68 degrees 07 minutes 31 seconds East a distance of 227.58 feet to a point, thence;
40.

Along a curve to the right with a radius of 925.37 feet, an arc length of 340.46 feet, (said curve having a chord bearing and distance of South 78 degrees 39 minutes 55 seconds West, 338.54 feet) to a point, monument found; thence, non‐tangentially;

41.	North 81 degrees 33 minutes 44 seconds West a distance of 650.92 feet to a point, evidenced by a monument found; thence;
42.	North 86 degrees 08 minutes 09 seconds West a distance of 150.48 feet to a point, evidenced by a monument found; thence;
43.	North 81 degrees 28 minutes 10 seconds West a distance of 522.61 feet to a point, evidenced by a rebar with cap set; thence;
44.	North 81 degrees 42 minutes 47 seconds West a distance of 172.41 feet to a point, evidenced by a rebar with cap set; thence;
45.	North 81 degrees 27 minutes 53 seconds West a distance of 45.45 feet non‐tangentially to a point on a curve, evidenced by a monument found; thence;
46.

Along a curve to the left with a radius of 1015.00 feet, an arc length of 238.21 feet, (said curve having a chord bearing and distance of South 86 degrees 01 minutes 47 seconds West, 237.66 feet) to a point, evidenced by a monument found; thence, non‐tangentially;

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47.	South 79 degrees 15 minutes 55 seconds West a distance of 230.96 feet to a point, evidenced by a monument found; thence;
48.	South 86 degrees 05 minutes 44 seconds West a distance of 101.00 feet to a point, evidenced by a monument found; thence;
49.	South 78 degrees 41 minutes 13 seconds West a distance of 14.04 feet non‐tangentially to a point on a curve, evidenced by a rebar with cap set; thence;
50.

Along a curve to the right with a radius of 1673.00 feet, an arc length of 3.63 feet, (said curve having a chord bearing and distance of South 78 degrees 59 minutes 22 seconds West, 3.63 feet) to a point of compound curvature at the Southeasterly end of a 439.12 foot radius junction curve joining the northerly line of aforesaid Faulkland Road and the Easterly line of aforesaid Centre Road, to the point and place of beginning.

Said tract or Parcel of land, contained within described metes and bounds 7,110,478 square feet or 163.23 acres of land (more or less).

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Exhibit 10.11

EXHIBIT Q

PERMITTED EXCEPTIONS

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